As filed with the U.S. Securities and Exchange Commission on February 28, 2000



                     Registration Nos. 333-11125 and 811-07795


                      U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                     POST-EFFECTIVE AMENDMENT NO. 21


                                            AND

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                   AMENDMENT NO. 22
                               J.P. MORGAN SERIES TRUST
                              (formerly JPM Series Trust)
                  (Exact Name of Registrant as Specified in Charter)


               60 State Street, Suite 1300, Boston, Massachusetts 02109
                       (Address of Principal Executive Offices)

          Registrant's Telephone Number, including Area Code: (617) 557-0700

                   Margaret W. Chambers, c/o Funds Distributor, Inc.
               60 State Street, Suite 1300, Boston, Massachusetts 02109
                        (Name and Address of Agent for Service)

      Copy to:            John E. Baumgardner, Jr., Esq.
                          Sullivan & Cromwell
                          125 Broad Street
                          New York, New York 10004


It is proposed that this filing will become effective (check appropriate box):


[ ]  Immediately  upon filing  pursuant to paragraph  (b)
[X] on March 1, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(i)
[ ] on (date) pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.




                                EXPLANATORY NOTE


     This post-effective amendment No. 21 to the registration statement of J.P. Morgan Series Trust (the "Registrant") on Form N-1A to update the registrant's disclosure in the Prospectuses and Statement of Additional Information relating to the J.P. Morgan Global 50 Fund, J.P. Morgan Tax Aware U.S. Equity, J.P. Morgan Disciplined Equity, and J.P. Morgan Tax Aware Enhanced Income Fund (the "Funds"), a series of shares of the Registrant, to include updated financial information for the fiscal year ended October 31, 1999 and to update other information in the registration statement.

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUNDS


Disciplined Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

                                          --------------------------------------
                                          Seeking to outperform U.S. stock
                                          markets over the long term through a
                                          disciplined management approach

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------


2 | Each fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN U.S. EQUITY FUNDS
J.P. Morgan Disciplined Equity Fund .........................................  2
J.P. Morgan U.S. Equity Fund ................................................  4
J.P. Morgan U.S. Small Company Fund .........................................  6
J.P. Morgan U.S. Small Company Opportunities Fund ...........................  8
J.P. Morgan Tax Aware U.S. Equity Fund ...................................... 10

12 | Principles and techniques common to the funds in this prospectus

U.S. EQUITY MANAGEMENT APPROACH
J.P. Morgan ................................................................. 12
J.P. Morgan U.S. equity funds ............................................... 12
The spectrum of U.S. equity funds ........................................... 12
Who may want to invest ...................................................... 12
U.S. equity investment process .............................................. 13
Tax aware investing at J.P. Morgan .......................................... 13

14 | Investing in the J.P. Morgan U.S. Equity Funds

YOUR INVESTMENT
Investing through a financial professional .................................. 14
Investing through an employer-sponsored retirement plan ..................... 14
Investing through an IRA or rollover IRA .................................... 14
Investing directly .......................................................... 14
Opening your account ........................................................ 14
Adding to your account ...................................................... 14
Selling shares .............................................................. 15
Account and transaction policies ............................................ 15
Dividends and distributions ................................................. 16
Tax considerations .......................................................... 16

17 | More about risk and the funds' business operations

FUND DETAILS
Business structure .......................................................... 17
Management and administration ............................................... 17
Performance of private accounts ............................................. 18
Risk and reward elements .................................................... 20
Financial highlights ........................................................ 22

FOR MORE INFORMATION .................................................back cover

J.P. MORGAN DISCIPLINED EQUITY FUND      | TICKER SYMBOL: JPEQX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500). This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the S&P 500. The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund or the Tax Aware U.S. Equity Fund.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN DISCIPLINED EQUITY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $26 billion using similar strategies as the fund.


The portfolio management team is led by James C. Wiess and Timothy J. Devlin, both vice presidents, who have been on the team since the fund's inception. Mr. Wiess has been at J.P. Morgan since 1992, and prior to managing this fund managed other structured equity portfolios for J.P. Morgan. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Disciplined Equity Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last two calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                           Shows changes in returns by calendar year(1)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999

40%
                                                                                                         31.98
30%

20%
                                                                                                                     18.02
10%

0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan Disciplined Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 22.83% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.96% (for the quarter ended 9/30/98).



Average annual total return (%)        Shows performance over time, for periods ended December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                         Past 1 yr.     Life of fund(2)
J.P. Morgan Disciplined Equity Fund (after expenses)                       18.02            25.94
-------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                21.04            25.81
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(4) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.35
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.51
--------------------------------------------------------------------------------
Total operating expenses                                                    0.86

Fee waiver and
expense reimbursement(5)                                                    0.11
--------------------------------------------------------------------------------
Net expenses(5)                                                             0.75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Expense example(5)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                       1 yr.       3 yrs.     5 yrs.      10 yrs.
Your cost($)            77          263        466        1,051
--------------------------------------------------------------------------------

(1)   The fund commenced operations on 12/31/97.

(2) Life of the fund performance is calculated commencing 1/31/97 as follows: all performance data from 12/31/97 is that of the fund, and for the period 1/31/97 through 12/31/97, returns reflect performance of J.P. Morgan Institutional Disciplined Equity Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore, these returns may be higher than the fund's would have been had it existed during the same period.

(3)   The fund's fiscal year end is 5/31.


(4) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.

(5) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.75% of the fund's average daily net assets through 2/28/01.



                                         J.P. MORGAN DISCIPLINED EQUITY FUND | 3

J.P. MORGAN U.S. EQUITY FUND                    | TICKER SYMBOL: PPEQX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                                  REGISTRANT: J.P. MORGAN FUNDS
                                                  (J.P. MORGAN U.S. EQUITY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $17 billion using similar strategies as the fund.

The portfolio management team is led by Henry D. Cavanna, managing director, who joined the team in February of 1998, and has been at J.P. Morgan since 1971. He has served as manager of U.S. equity portfolios prior to managing the fund.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


4 | J.P. MORGAN U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%) Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
           1990        1991        1992       1993        1994        1995         1996       1997        1998        1999

40%
                       34.12
                                                                      32.48
30%
                                                                                               28.41
                                                                                                          24.45
                                                                                   21.06
20%
                                                                                                                      14.69
                                              11.02
10%
                                   8.73
           1.38
0%
------------------------------------------------------------------------------------------------------------------------------------
                                                          (0.61)
(10%)


[ ]  J.P. Morgan U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.33% (for the quarter ended 12/31/98); and the lowest quarterly return was -11.83% (for the quarter ended 9/30/90).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Past 1 yr.         Past 5 yrs.         Past 10 yrs.
J.P. Morgan U.S. Equity Fund (after expenses)                               14.69               24.07               16.97
------------------------------------------------------------------------------------------------------------------------------------
S&P500 Index  (no expenses)                                                 21.04               28.55               18.21
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.40

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.39
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          0.79
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                       1 yr.            3 yrs.         5 yrs.         10 yrs.
Your cost($)            81               252            439             978
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/18/93. For the period 1/1/89 through 7/31/93 returns reflect performance of The Pierpont Equity Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                                                J.P. MORGAN U.S. EQUITY FUND | 5

J.P. MORGAN U.S. SMALL COMPANY FUND      | TICKER SYMBOL: PPCAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of small company stocks. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2000 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 13. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN U.S. SMALL COMPANY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $4.5 billion using similar strategies as the fund.


The portfolio management team is led by Marian U. Pardo, managing director, and Alexandra F. Wells, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms.Wells joined the team in March 1998 and has been with J.P. Morgan since 1992. Prior to managing the fund, Ms. Wells managed large cap equity portfolios, and prior to that served as an equity research analyst.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


6 | J.P. MORGAN U.S. SMALL COMPANY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Russell 2000 Index. This is a widely recognized, unmanaged index of small cap U.S. stocks used as a measure of overall U.S. small company stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)                                                        Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
           1990        1991        1992       1993        1994        1995         1996       1997        1998        1999


60%
                       59.59
                                                                                                                      44.00
                                                                      31.86
30%
                                                                                              22.75
                                                                                   20.75
                                   18.98
                                              8.58
0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (5.49)
                                                          (5.89)
           (24.34)
(30%)



[ ]  J.P. Morgan U.S. Small Company Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 34.68% (for the quarter ended 12/31/99); and the lowest quarterly return was -30.03% (for the quarter ended 9/30/90).



Average annual total return (%)                                  Shows performance over time, for periods ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Past 1 yr.          Past 5 yrs.         Past 10 yrs.
J.P. Morgan U.S. Small Company Fund (after expenses)                           44.00                21.61                14.59
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index  (no expenses)                                              21.76                16.69                13.40
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.60

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.42
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                         1.02

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
Your cost($)        104             325            563            1,248
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/19/93. For the period 1/1/89 through 7/31/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                                         J.P. MORGAN U.S. SMALL COMPANY FUND | 7

J.P. MORGAN U.S. SMALL COMPANY
OPPORTUNITIES FUND                             | TICKER SYMBOL: JPSOX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide long-term growth from a portfolio of small company growth stocks. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $150 million and less than $1.25 billion when purchased. While the fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the fund combines the approach described on page 13 with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the fund may also continue to hold them if it believes further substantial growth is possible.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                                 REGISTRANT: J.P. MORGAN FUNDS
                                                 (J.P. MORGAN U.S. SMALL COMPANY
                                                 OPPORTUNITIES FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $2 billion using similar strategies as the fund.

The portfolio management team is led by Marian U. Pardo, managing director, Saira Malik, vice president and CFA, and Carolyn Jones, associate. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Malik has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Jones has been with J.P. Morgan since July 1998. Prior to managing this fund, Ms. Jones served as a portfolio manager in J.P. Morgan's private banking group and as a product specialist at Merrill Lynch Asset Management.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


8 | J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Opportunities Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last two calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Total return (%) Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999


80%
                                                                                                                      61.63
60%

40%

20%
                                                                                                          5.21
0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan U.S. Small Company Opportunities Fund


For the period covered by this total return chart, the fund's highest quarterly return was 23.09% (for the quarter ended 12/31/98); and the lowest quarterly return was -20.19% (for the quarter ended 9/30/98).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Past 1 yr.              Life of fund(1)
J.P. Morgan U.S. Small Company Opportunities Fund (after expenses)                      61.63                      30.85
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index  (no expenses)                                                43.09                      19.31
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.60

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.47
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          1.07

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
Your cost($)        109             340            590            1,306
--------------------------------------------------------------------------------

(1) The fund commenced operations on 6/16/97 and returns reflect performance of the fund from 6/30/97.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                           J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND | 9

J.P. MORGAN TAX AWARE
U.S. EQUITY FUND       | TICKER SYMBOL: JPTAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 13.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so that they differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                         REGISTRANT: J.P. MORGAN SERIES TRUST
                         (J.P. MORGAN TAX AWARE U.S. EQUITY FUND: SELECT SHARES)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $820 million using similar strategies as the fund.


The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the fund's inception in December 1996, and has been at J.P. Morgan since 1985. Prior to managing this fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at J.P. Morgan since 1994. Prior to managing this fund, Ms. Sclafani was an equity analyst and portfolio manager at Brundage, Story and Rose.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


10 | J.P. MORGAN TAX AWARE U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Aware U.S. Equity Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 3 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)                                                        Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              1997        1998        1999

40%
                                                                                                          31.18
                                                                                              30.32
20%
                                                                                                                      18.31
0%
------------------------------------------------------------------------------------------------------------------------------------

[ ]  J.P. Morgan Tax Aware U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.64% (for the quarter ended 12/31/98) and the lowest quarterly return was -8.86%(for the quarter ended 9/30/98).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Past 1 yr.                Life of fund(1)
J.P. Morgan Tax Aware U.S. Equity Fund (after expenses)                               18.31                        26.46
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                           21.04                        27.56


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Shareholder transaction expenses(3)
--------------------------------------------------------------------------------
Redemption fees (% of your cash proceeds)
--------------------------------------------------------------------------------
Shares held for less than one year                                          1.00

Shares held one year or longer                                              none

Annual expenses (% of fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.45

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.45
--------------------------------------------------------------------------------
Total operating expenses                                                    0.90

Fee waiver and expense
reimbursement(3)                                                            0.05
--------------------------------------------------------------------------------
Net expenses(3)                                                             0.85

Expense example(3)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. In the one year example, the first number assumes that you continued to hold your shares, the second that you sold all shares for cash at the end of the period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                            1 yr.       3 yrs.         5 yrs.         10 yrs.
Your cost($)               89/189        284            496            1,105
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/18/96, and returns reflect performance of the fund from 12/31/96.

(2)   The fund's fiscal year end is 10/31.


(3) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.85% of the fund's average daily net assets through 2/28/01.



                                     J.P. MORGAN TAX AWARE U.S. EQUITY FUND | 11

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN U.S.EQUITY FUNDS
These funds invest primarily in U.S. stocks either directly or through another fund. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

THE SPECTRUM OF U.S. EQUITY FUNDS
The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o how much emphasis they give to the most undervalued stocks

o how closely they follow the industry weightings of their benchmarks

o how many securities they typically maintain in their portfolios

o the size or market capitalization of the companies in which they invest

o whether they focus on before-tax or after-tax returns

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each U.S. equity fund are described on the following pages.

Potential risk and return
--------------------------------------------------------------------------------
The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

      ^
      |-------------------- U.S. Small Company Opportunities Fund o
      |                                                           |
      |                                                           |
      |---------------------U.S. Small Company Fund o             |
  R   |                                             |             |
  e   |                                             |             |
  t   |-------------------------------------oo  Tax Aware U.S. Equity Fund
  u   |                                      |  U.S. Equity Fund  |
  r   |                                      |      |             |
  n   |                                      |      |             |
      |-----------------------------o Disciplined Equity Fund     |
      |                             |        |      |             |
      |                             |        |      |             |
      |                             |        |      |             |
      -------------------------------------------------------------------->
                                   Risk
--------------------------------------------------------------------------------
Who May Want To Invest

The funds are designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want funds that seek to outperform the markets in which they each invest over the long term

o with regard to the Tax Aware Fund, are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The funds are not designed for investors who:

o want funds that pursue market trends or focus only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves

o with regard to the Tax Aware Fund, are investing through a tax-deferred account such as an IRA.


12 | U.S. Equity MANAGEMENT APPROACH

--------------------------------------------------------------------------------
U.S. EQUITY INVESTMENT PROCESS

The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware Fund does so while seeking to enhance after-tax returns.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the funds, J.P. Morgan employs a three-step process:

[GRAPHIC OMITTED] | J.P. Morgan analysts develop proprietary fundamental
                    research

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC OMITTED] | Stocks in each industry are ranked with the help of models

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC OMITTED] | Using research and valuations, each fund's management team
                    chooses stocks for its fund

Stock selection Each fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, each management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the funds' managers often consider a number of other criteria:

o catalysts that could trigger a rise in a stock's price

o high potential reward compared to potential risk

o temporary mispricings caused by market overreactions.

--------------------------------------------------------------------------------
TAX AWARE INVESTING AT J.P. MORGAN

The Tax Aware U.S. Equity Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.

The Tax Aware U.S. Equity Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred. It is not subject to a redemption fee by the fund. However, the stocks received will continue to fluctuate in value after redemption and will be subject to brokerage or other transaction costs when liquidated.


                                            U.S. EQUITY MANAGEMENT APPROACH | 13

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company
Routing number: 011-000-028
Credit: J.P. Morgan Funds
Account number: 9904-226-9
FFC: your account number, name of registered owner(s) and fund name.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds

o Mail the check with your completed application to the Transfer Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as


14 | YOUR INVESTMENT

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone-- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party.
  The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption in kind

     o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE(normally 4:00 p.m. eastern time). Each fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------
Transfer Agent
State Street Bank and Trust Company
P.O. Box 8411
Boston, MA 02266-8411
Attention: J.P. Morgan Funds Services

Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 15

--------------------------------------------------------------------------------
Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 13) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically paid four times a year for the Disciplined Equity, U.S. Equity and Tax Aware U.S. Equity funds; and twice a year for the U.S. Small Company and U.S. Small Company Opportunities funds. Each fund typically makes capital gains distributions, if any, once per year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains                Ordinary income
distributions

Long-term capital gains                 Capital gains
distributions

Sales or exchanges of shares            Capital gains or losses
owned for more than one year

Sales or exchanges of shares            Gains are treated as ordinary
owned for one year                      or less income; losses are subject
                                        to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


16 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the Tax Aware U.S. Equity Fund) is a series of J.P. Morgan Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether a fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The Tax Aware U.S. Equity Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                 Percentage of the master
                                  portfolio's average net assets
Disciplined Equity                0.35%
U.S. Equity                       0.40%
U.S. Small Company                0.60%
U.S. Small Company                0.60%
Opportunities

Administrative services           Master portfolio's and fund's
(fee shared with Funds            pro-rata portions of 0.09% of the
Distributor, Inc.)                first $7 billion in J.P. Morgan-advised
                                  portfolios, plus 0.04% of average net assets over $7 billion

Shareholder services              0.25% of the fund's average
                                  net assets

The Tax Aware U.S. Equity Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:

Advisory services                 0.45% of the fund's average
                                  net assets

Administrative services           Fund's pro-rata portion of
(fee shared with Funds            0.09% of the first $7 of average net
billion Distributor, Inc.)        assets in J.P. Morgan-advised portfolios,
                                  plus 0.04% of average net assets over $7 billion

Shareholder services              0.25% of the fund's average
                                  net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.



                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------
PERFORMANCE OF PRIVATE ACCOUNTS


The Disciplined Equity Fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts (the "Disciplined Equity Composite") and for the fund's benchmark index.

The performance of the Disciplined Equity Composite does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the Disciplined Equity Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the Disciplined Equity Composite had been subject to these regulatory requirements and limitations, their performance might have been lower.

Additionally, although it is anticipated that the fund and the Disciplined Equity Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular fund holdings.

The performance of the Disciplined Equity Composite reflects the deductions of the fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The performance information is the average annual total return of the Disciplined Equity Composite for the periods indicated.


                                           Annual Total Returns for the Year Ended December 31,

                             1990      1991     1992      1993      1994      1995      1996       1997      1998      1999
Disciplined Equity
Composite                   -3.24%   30.01%    11.42%     9.87%    1.90%     37.47%    22.90%    32.97%    31.52%    18.47%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500                     -3.11%   30.47%     7.62%    10.08%    1.32%     37.58%    22.96%    33.36%    28.58%    21.04%
------------------------------------------------------------------------------------------------------------------------------------

     The Disciplined Equity Composite currently includes all discretionary accounts managed by J.P. Morgan using substantially similar investment strategy as the Disciplined Equity Fund. The inception date for the Disciplined Equity Composite was October 31, 1989. Prior to January 1, 1993 the composite may not have included all discretionary accounts.



18 | YOUR INVESTMENT

--------------------------------------------------------------------------------

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)


                                                                            | 19

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Market conditions

o  Each fund's share price and              o  Stocks have generally                o  Under normal circumstances the
   performance will fluctuate in               outperformed more stable invest-        funds plan to remain fully
   response to stock market                    ments (such as bonds and cash           invested, with at least 65% in
   movements                                   equivalents) over the long term         stocks; stock investments may
                                                                                       include U.S. and foreign common
o  Adverse market conditions may                                                       stocks, convertible securities,
   from time to time cause a fund                                                      preferred stocks, trust or
   to take temporary defensive                                                         partnership interests, warrants,
   positions that are inconsistent                                                     rights, and investment company
   with its principal investment                                                       securities
   strategies and may hinder a fund
   from achieving its investment                                                    o  The funds seek to limit risk
   objective                                                                           through diversification

                                                                                    o  During severe market downturns,
                                                                                       the funds have the option of
                                                                                       investing up to 100% of assets
                                                                                       in investment-grade short-term
                                                                                       securities

Management choices

o  A fund could underperform its            o  A fund could outperform its          o  J.P. Morgan focuses its active
   benchmark due to its securities             benchmark due to these same             management on securities
   and asset allocation choices                choices                                 selection, the area where it
                                                                                       believes its commitment to
                                                                                       research can most enhance
                                                                                       returns

Foreign investments

o  Currency exchange rate movements         o  Favorable exchange rate              o  Each fund anticipates that its
   could reduce gains or create                movements could generate gains          total foreign investments will
   losses                                      or reduce losses                        not exceed 20% of assets

o  A fund could lose money because          o  Foreign investments, which           o  Each fund actively manages the
   of foreign government actions,              represent a major portion of the        currency exposure of its foreign
   political instability, or lack              world's securities, offer               investments relative to its
   of adequate and accurate                    attractive potential performance        benchmark, and may hedge back
   information                                 and opportunities for                   into the U.S. dollar from time
                                               diversification                         to time (see also "Derivatives")

When-issued and delayed
delivery securities

o  When a fund buys securities              o  A fund can take advantage of         o  Each fund uses segregated
   before issue or for delayed                 attractive transaction                  accounts to offset leverage risk
   delivery, it could be exposed to            opportunities
   leverage risk if it does not use
   segregated accounts

Short-term trading


o  Increased trading would raise a          o  A fund could realize gains in a      o  The funds generally avoid
   fund's brokerage and related                short period of time                    short-term trading, except to
   costs                                                                               take advantage of attractive or
                                            o  A fund could protect against            unexpected opportunities or to
o  Increased short-term capital                losses if a stock is overvalued         meet demands generated by
   gains distributions would raise             and its value later falls               shareholder activity. The
   shareholders' income tax                                                            turnover rate for each fund for
   liability                                                                           its most recent fiscal year end
                                                                                       is as follows: Disciplined
Policies to balance risk and reward                                                    Equity (51%), U.S. Equity (84%),
                                                                                       U.S. Small Company (104%), U.S.
                                                                                       Small Company Opportunities
                                                                                       (116%), and Tax Aware U.S.
                                                                                       Equity (29%)



20 | FUND DETAILS

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Derivatives

o  Derivatives such as futures,             o  Hedges that correlate well with      o  The funds use derivatives for
   options, swaps, and forward                 underlying positions can reduce         hedging and for risk management
   foreign currency contracts that             or eliminate losses at low cost         (i.e., to establish or adjust
   are used for hedging the                                                            exposure to particular
   portfolio or specific securities         o  A fund could make money and             securities, markets or
   may not fully offset the                    protect against losses if               currencies); risk management may
   underlying positions1 and this              management's analysis proves            include management of a fund's
   could result in losses to the               correct                                 exposure relative to its
   fund that would not have                                                            benchmark (the U.S. Small
   otherwise occurred                       o  Derivatives that involve                Company Opportunities Fund is
                                               leverage could generate                 permitted to use derivatives,
o  Derivatives used for risk                   substantial gains at low cost           however, it has no current
   management may not have the                                                         intention to do so)
   intended effects and may result
   in losses or missed                                                              o  The funds only establish hedges
   opportunities                                                                       that they expect will be highly
                                                                                       correlated with underlying
o  The counterparty to a                                                               positions
   derivatives contract could
   default                                                                          o  While the funds may use
                                                                                       derivatives that incidentally
o  Derivatives that involve                                                            involve leverage, they do not
   leverage could magnify losses                                                       use them for the specific
                                                                                       purpose of leveraging their
o  Certain types of derivatives                                                        portfolios
   involve costs to the funds which
   can reduce returns

Securities lending

o  When a fund lends a security,            o  A fund may enhance income            o  J.P. Morgan maintains a list of
   there is a risk that the loaned             through the investment of the           approved borrowers
   securities may not be returned              collateral received from the
   if the borrower defaults                    borrower                             o  The fund receives collateral
                                                                                       equal to at least 100% of the
o  The collateral will be subject                                                      current value of securities
   to the risks of the securities                                                      loaned
   in which it is invested
                                                                                    o  The lending agents indemnify a
                                                                                       fund against borrower default

                                                                                    o  J.P. Morgan's collateral
                                                                                       investment guidelines limit the
                                                                                       quality and duration of
                                                                                       collateral investment to
                                                                                       minimize losses

                                                                                    o  Upon recall, the borrower must
                                                                                       return the securities loaned
                                                                                       within the normal settlement
                                                                                       period

Illiquid holdings

o  A fund could have difficulty             o  These holdings may offer more        o  No fund may invest more than 15%
   valuing these holdings precisely            attractive yields or potential          of net assets in illiquid
                                               growth than comparable widely           holdings
o  A fund could be unable to sell              traded securities
   these holdings at the time or                                                    o  To maintain adequate liquidity
   price it desires                                                                    to meet redemptions, each fund
                                                                                       may hold investment-grade
Policies to balance risk and reward                                                    short-term securities (including
                                                                                       repurchase agreements and
                                                                                       reverse repurchase agreements)
                                                                                       and, for temporary or
                                                                                       extraordinary purposes, may
                                                                                       borrow from banks up to 331/3%
                                                                                       of the value of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends are distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report which are available upon request.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN DISCIPLINED EQUITY FUND
                                                                                                                         For the
                                                                                                                        six months
Per-share data                                                                            For fiscal periods ended         ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            5/31/98(1)      5/31/99      11/30/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                                       12.98         14.95        18.22
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                                    0.03          0.12         0.09
   Net realized and unrealized gain
   on investment ($)                                                                            1.96          3.28         0.83
Total from investment operations ($)                                                            1.99          3.40         0.92
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                                   (0.02)        (0.09)       (0.09)
   Net realized gains ($)                                                                         --         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                        (0.02)        (0.13)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                             14.95         18.22        19.05
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                               15.33(2)      22.86         4.09(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                       18,037       120,592      181,547
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                             0.75(3)       0.75         0.72(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                    1.00(3)       0.89         0.73(3)
   Expenses without reimbursement (%)                                                           3.28(3)       0.86         0.76(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)     The fund commenced operations on 12/31/97.
(2)     Not annualized.
(3)     Annualized.


22 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUND
                                                                                                                        For the
                                                                                                                       six months
Per-share data                                                                      For fiscal periods ended              ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                         5/31/95  5/31/96  5/31/97   5/31/98   5/31/99  11/30/99
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                                  19.38     19.42    22.15     24.63     25.66    25.09
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                               0.32      0.38     0.25      0.18      0.18     0.09
   Net realized and unrealized gain
   on investment ($)                                                       2.17      4.23     4.72      5.92      3.91     0.31
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                       2.49      4.61     4.97      6.10      4.09     0.40
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                              (0.28)    (0.29)   (0.36)    (0.23)    (0.19)   (0.05)
   Net realized gains ($)                                                 (2.17)    (1.59)   (2.13)    (4.84)    (4.47)      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                   (2.45)    (1.88)   (2.49)    (5.07)    (4.66)   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                        19.42     22.15    24.63     25.66     25.09    25.44
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                          15.11     25.18    25.00     28.35     18.39     1.59(1)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                 259,338   330,014  362,603   448,144   440,965  434,371
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                        0.90      0.81     0.80      0.78      0.79     0.78(2)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                               1.74      1.87     1.13      0.71      0.70     0.68(2)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                      0.91      0.81     0.80      0.78      0.79     0.78(2)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.
(2)   Annualized.


                                                               FUND DETAILS | 23


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY FUND
                                                                                                                        For the
                                                                                                                       six months
Per-share data                                                                     For fiscal periods ended               ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                     5/31/95    5/31/96   5/31/97   5/31/98   5/31/99   11/30/99
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                              21.40      22.02     26.20     26.04     27.68     21.54
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                           0.22       0.26      0.18      0.11      0.08     (0.00)(1)
   Net realized and unrealized gain (loss)
   on investment ($)                                                   2.13       6.96      2.00      5.58     (3.30)     5.93
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                   2.35       7.22      2.18      5.69     (3.22)     5.93
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                 .                        (0.21)     (0.26)    (0.21)    (0.14)    (0.08)    (0.01)
   Net realized gain ($)                                              (1.52)     (2.78)    (2.13)    (3.91)    (2.84)       --
Total distributions to shareholders ($)      .                        (1.73)     (3.04)    (2.34)    (4.05)    (2.92)    (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                    22.02      26.20     26.04     27.68     21.54     27.46
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                      12.28      35.48      9.49     23.37    (10.95)    27.54(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             179,130    220,917   237,985   261,804   186,879   252,971
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                    0.90       0.90      0.90      0.97      1.02      1.00(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (%)                                    1.02       1.10      0.71      0.39      0.34      0.22(3)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                  1.12       1.03      1.03      1.03      1.02      1.00(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Less than 0.01.
(2)   Not annualized.
(3)   Annualized.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                                                                                          For the
                                                                                                                         six months
Per-share data                                                                           For fiscal periods ended          ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           5/31/981        5/31/99       11/30/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                                    10.00            12.57          12.17
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss) ($)                                                         (0.02)           (0.01)         (0.02)
   Net realized and unrealized gain (loss)
   on investment ($)                                                                         2.59            (0.08)          4.28
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                         2.57            (0.09)          4.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain ($)                                                                       --            (0.31)            --
Total distributions to shareholders ($)      .                                                 --            (0.31)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                          12.57            12.17          16.43
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                           25.70(2)         (0.49)          35.00(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                   188,932         286,082         442,122
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                                          1.19(3)         1.07           1.00(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (%)                                                         (0.37)(3)       (0.42)         (0.37)(3)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                        1.25(3)         1.07           1.00
------------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 6/16/97.
(2)   Not annualized.
(3)   Annualized.


24 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN TAX AWARE U.S. EQUITY FUND


Per-share data                                                                              For fiscal periods ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1997(1)      1998        1999
Net asset value, beginning of period ($)                                                       10.00        12.57       15.19
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                                                       0.06         0.08        0.10
   Net realized and unrealized gain
   on investment ($)                                                                            2.52         2.65        3.55
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                            2.58         2.73        3.65
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                                   (0.01)      (0.11)      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                             12.57        15.19       18.73
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
   Total return (%)                                                                            25.83(2)     21.81       24.05
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                       25,649       76,924     163,075
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                                             0.85(3)      0.85        0.85
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                    0.70(3)      0.63        0.58
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                           2.16(3)      1.09        0.90
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                                                    23           44          29
------------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 12/18/96.
(2)   Not annualized.
(3)   Annualized.


                                                               FUND DETAILS | 25

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Each fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Disciplined Equity Fund .................... 811-07340 and 033-54632
J.P. Morgan U.S. Equity Fund ........................... 811-07340 and 033-54632
J.P. Morgan U.S. Small Company Fund .................... 811-07340 and 033-54632
J.P. Morgan U.S. Small Company Opportunities Fund ...... 811-07340 and 033-54632
J.P. Morgan Tax Aware U.S. Equity Fund ................. 811-07795 and 333-11125

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                                Distributor
J.P. Morgan Investment Management Inc.                 Funds Distributor, Inc.
522 Fifth Avenue                                       60 State Street
New York, NY 10036                                     Boston, MA 02109
1-800-521-5411                                         1-800-221-7930


--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUNDS


Disciplined Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

                                          --------------------------------------
                                          Seeking to outperform U.S. stock
                                          markets over the long term through a
                                          disciplined management approach

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------


2 | Each fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN U.S. EQUITY FUNDS
J.P. Morgan Disciplined Equity Fund .........................................  2
J.P. Morgan U.S. Equity Fund ................................................  4
J.P. Morgan U.S. Small Company Fund .........................................  6
J.P. Morgan U.S. Small Company Opportunities Fund ...........................  8
J.P. Morgan Tax Aware U.S. Equity Fund ...................................... 10

12 | Principles and techniques common to the funds in this prospectus

U.S. EQUITY MANAGEMENT APPROACH
J.P. Morgan ................................................................. 12
J.P. Morgan U.S. equity funds ............................................... 12
The spectrum of U.S. equity funds ........................................... 12
Who may want to invest ...................................................... 12
U.S. equity investment process .............................................. 13
Tax aware investing at J.P. Morgan .......................................... 13

14 | Investing in the J.P. Morgan U.S. Equity Funds

YOUR INVESTMENT
Investing through a financial professional .................................. 14
Investing through an employer-sponsored retirement plan ..................... 14
Investing through an IRA or rollover IRA .................................... 14
Investing directly .......................................................... 14
Opening your account ........................................................ 14
Adding to your account ...................................................... 14
Selling shares .............................................................. 15
Account and transaction policies ............................................ 15
Dividends and distributions ................................................. 16
Tax considerations .......................................................... 16

17 | More about risk and the funds' business operations

FUND DETAILS
Business structure .......................................................... 17
Management and administration ............................................... 17
Performance of private accounts ............................................. 18
Risk and reward elements .................................................... 20
Financial highlights ........................................................ 22

FOR MORE INFORMATION .................................................back cover

J.P. MORGAN DISCIPLINED EQUITY FUND      | TICKER SYMBOL: JPEQX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500). This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the S&P 500. The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund or the Tax Aware U.S. Equity Fund.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN DISCIPLINED EQUITY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $26 billion using similar strategies as the fund.


The portfolio management team is led by James C. Wiess and Timothy J. Devlin, both vice presidents, who have been on the team since the fund's inception. Mr. Wiess has been at J.P. Morgan since 1992, and prior to managing this fund managed other structured equity portfolios for J.P. Morgan. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Disciplined Equity Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last two calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                           Shows changes in returns by calendar year(1)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999

40%
                                                                                                         31.98
30%

20%
                                                                                                                     18.02
10%

0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan Disciplined Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 22.83% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.96% (for the quarter ended 9/30/98).



Average annual total return (%)        Shows performance over time, for periods ended December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                         Past 1 yr.     Life of fund(2)
J.P. Morgan Disciplined Equity Fund (after expenses)                       18.02            25.94
-------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                21.04            25.81
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(4) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.35
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.51
--------------------------------------------------------------------------------
Total operating expenses                                                    0.86

Fee waiver and
expense reimbursement(5)                                                    0.11
--------------------------------------------------------------------------------
Net expenses(5)                                                             0.75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Expense example(5)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                       1 yr.       3 yrs.     5 yrs.      10 yrs.
Your cost($)            77          263        466        1,051
--------------------------------------------------------------------------------

(1)   The fund commenced operations on 12/31/97.

(2) Life of the fund performance is calculated commencing 1/31/97 as follows: all performance data from 12/31/97 is that of the fund, and for the period 1/31/97 through 12/31/97, returns reflect performance of J.P. Morgan Institutional Disciplined Equity Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore, these returns may be higher than the fund's would have been had it existed during the same period.

(3)   The fund's fiscal year end is 5/31.


(4) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.

(5) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.75% of the fund's average daily net assets through 2/28/01.



                                         J.P. MORGAN DISCIPLINED EQUITY FUND | 3

J.P. MORGAN U.S. EQUITY FUND                    | TICKER SYMBOL: PPEQX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                                  REGISTRANT: J.P. MORGAN FUNDS
                                                  (J.P. MORGAN U.S. EQUITY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $17 billion using similar strategies as the fund.

The portfolio management team is led by Henry D. Cavanna, managing director, who joined the team in February of 1998, and has been at J.P. Morgan since 1971. He has served as manager of U.S. equity portfolios prior to managing the fund.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


4 | J.P. MORGAN U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%) Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
           1990        1991        1992       1993        1994        1995         1996       1997        1998        1999

40%
                       34.12
                                                                      32.48
30%
                                                                                               28.41
                                                                                                          24.45
                                                                                   21.06
20%
                                                                                                                      14.69
                                              11.02
10%
                                   8.73
           1.38
0%
------------------------------------------------------------------------------------------------------------------------------------
                                                          (0.61)
(10%)


[ ]  J.P. Morgan U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.33% (for the quarter ended 12/31/98); and the lowest quarterly return was -11.83% (for the quarter ended 9/30/90).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Past 1 yr.         Past 5 yrs.         Past 10 yrs.
J.P. Morgan U.S. Equity Fund (after expenses)                               14.69               24.07               16.97
------------------------------------------------------------------------------------------------------------------------------------
S&P500 Index  (no expenses)                                                 21.04               28.55               18.21
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.40

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.39
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          0.79
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                       1 yr.            3 yrs.         5 yrs.         10 yrs.
Your cost($)            81               252            439             978
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/18/93. For the period 1/1/89 through 7/31/93 returns reflect performance of The Pierpont Equity Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                                                J.P. MORGAN U.S. EQUITY FUND | 5

J.P. MORGAN U.S. SMALL COMPANY FUND      | TICKER SYMBOL: PPCAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of small company stocks. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2000 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 13. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN U.S. SMALL COMPANY FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $4.5 billion using similar strategies as the fund.


The portfolio management team is led by Marian U. Pardo, managing director, and Alexandra F. Wells, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms.Wells joined the team in March 1998 and has been with J.P. Morgan since 1992. Prior to managing the fund, Ms. Wells managed large cap equity portfolios, and prior to that served as an equity research analyst.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


6 | J.P. MORGAN U.S. SMALL COMPANY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Russell 2000 Index. This is a widely recognized, unmanaged index of small cap U.S. stocks used as a measure of overall U.S. small company stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)                                                        Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
           1990        1991        1992       1993        1994        1995         1996       1997        1998        1999


60%
                       59.59
                                                                                                                      44.00
                                                                      31.86
30%
                                                                                              22.75
                                                                                   20.75
                                   18.98
                                              8.58
0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (5.49)
                                                          (5.89)
           (24.34)
(30%)



[ ]  J.P. Morgan U.S. Small Company Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 34.68% (for the quarter ended 12/31/99); and the lowest quarterly return was -30.03% (for the quarter ended 9/30/90).



Average annual total return (%)                                  Shows performance over time, for periods ended December 31, 1999(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Past 1 yr.          Past 5 yrs.         Past 10 yrs.
J.P. Morgan U.S. Small Company Fund (after expenses)                           44.00                21.61                14.59
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index  (no expenses)                                              21.76                16.69                13.40
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.60

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.42
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                         1.02

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
Your cost($)        104             325            563            1,248
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/19/93. For the period 1/1/89 through 7/31/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the fund.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                                         J.P. MORGAN U.S. SMALL COMPANY FUND | 7

J.P. MORGAN U.S. SMALL COMPANY
OPPORTUNITIES FUND                             | TICKER SYMBOL: JPSOX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide long-term growth from a portfolio of small company growth stocks. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $150 million and less than $1.25 billion when purchased. While the fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the fund combines the approach described on page 13 with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the fund may also continue to hold them if it believes further substantial growth is possible.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                                                 REGISTRANT: J.P. MORGAN FUNDS
                                                 (J.P. MORGAN U.S. SMALL COMPANY
                                                 OPPORTUNITIES FUND)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $2 billion using similar strategies as the fund.

The portfolio management team is led by Marian U. Pardo, managing director, Saira Malik, vice president and CFA, and Carolyn Jones, associate. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Malik has been with J.P. Morgan since July 1995 as a small company equity analyst and portfolio manager after graduating from the University of Wisconsin with an M.S. in finance. Ms. Jones has been with J.P. Morgan since July 1998. Prior to managing this fund, Ms. Jones served as a portfolio manager in J.P. Morgan's private banking group and as a product specialist at Merrill Lynch Asset Management.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


8 | J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Small Company Opportunities Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last two calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Total return (%) Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999


80%
                                                                                                                      61.63
60%

40%

20%
                                                                                                          5.21
0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan U.S. Small Company Opportunities Fund


For the period covered by this total return chart, the fund's highest quarterly return was 23.09% (for the quarter ended 12/31/98); and the lowest quarterly return was -20.19% (for the quarter ended 9/30/98).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Past 1 yr.              Life of fund(1)
J.P. Morgan U.S. Small Company Opportunities Fund (after expenses)                      61.63                      30.85
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index  (no expenses)                                                43.09                      19.31
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.60

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.47
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          1.07

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
Your cost($)        109             340            590            1,306
--------------------------------------------------------------------------------

(1) The fund commenced operations on 6/16/97 and returns reflect performance of the fund from 6/30/97.

(2)   The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                           J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND | 9

J.P. MORGAN TAX AWARE
U.S. EQUITY FUND       | TICKER SYMBOL: JPTAX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 13.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so that they differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

                         REGISTRANT: J.P. MORGAN SERIES TRUST
                         (J.P. MORGAN TAX AWARE U.S. EQUITY FUND: SELECT SHARES)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $820 million using similar strategies as the fund.


The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the fund's inception in December 1996, and has been at J.P. Morgan since 1985. Prior to managing this fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at J.P. Morgan since 1994. Prior to managing this fund, Ms. Sclafani was an equity analyst and portfolio manager at Brundage, Story and Rose.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


10 | J.P. MORGAN TAX AWARE U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Aware U.S. Equity Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 3 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


------------------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)                                                        Shows changes in returns by calendar year(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              1997        1998        1999

40%
                                                                                                          31.18
                                                                                              30.32
20%
                                                                                                                      18.31
0%
------------------------------------------------------------------------------------------------------------------------------------

[ ]  J.P. Morgan Tax Aware U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.64% (for the quarter ended 12/31/98) and the lowest quarterly return was -8.86%(for the quarter ended 9/30/98).



Average annual total return (%) Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Past 1 yr.                Life of fund(1)
J.P. Morgan Tax Aware U.S. Equity Fund (after expenses)                               18.31                        26.46
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                           21.04                        27.56


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Shareholder transaction expenses(3)
--------------------------------------------------------------------------------
Redemption fees (% of your cash proceeds)
--------------------------------------------------------------------------------
Shares held for less than one year                                          1.00

Shares held one year or longer                                              none

Annual expenses (% of fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.45

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.45
--------------------------------------------------------------------------------
Total operating expenses                                                    0.90

Fee waiver and expense
reimbursement(3)                                                            0.05
--------------------------------------------------------------------------------
Net expenses(3)                                                             0.85

Expense example(3)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. In the one year example, the first number assumes that you continued to hold your shares, the second that you sold all shares for cash at the end of the period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                            1 yr.       3 yrs.         5 yrs.         10 yrs.
Your cost($)               89/189        284            496            1,105
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/18/96, and returns reflect performance of the fund from 12/31/96.

(2)   The fund's fiscal year end is 10/31.


(3) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.85% of the fund's average daily net assets through 2/28/01.



                                     J.P. MORGAN TAX AWARE U.S. EQUITY FUND | 11

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN U.S.EQUITY FUNDS
These funds invest primarily in U.S. stocks either directly or through another fund. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

THE SPECTRUM OF U.S. EQUITY FUNDS
The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o how much emphasis they give to the most undervalued stocks

o how closely they follow the industry weightings of their benchmarks

o how many securities they typically maintain in their portfolios

o the size or market capitalization of the companies in which they invest

o whether they focus on before-tax or after-tax returns

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each U.S. equity fund are described on the following pages.

Potential risk and return
--------------------------------------------------------------------------------
The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

      ^
      |-------------------- U.S. Small Company Opportunities Fund o
      |                                                           |
      |                                                           |
      |---------------------U.S. Small Company Fund o             |
  R   |                                             |             |
  e   |                                             |             |
  t   |-------------------------------------oo  Tax Aware U.S. Equity Fund
  u   |                                      |  U.S. Equity Fund  |
  r   |                                      |      |             |
  n   |                                      |      |             |
      |-----------------------------o Disciplined Equity Fund     |
      |                             |        |      |             |
      |                             |        |      |             |
      |                             |        |      |             |
      -------------------------------------------------------------------->
                                   Risk
--------------------------------------------------------------------------------
Who May Want To Invest

The funds are designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want funds that seek to outperform the markets in which they each invest over the long term

o with regard to the Tax Aware Fund, are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The funds are not designed for investors who:

o want funds that pursue market trends or focus only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves

o with regard to the Tax Aware Fund, are investing through a tax-deferred account such as an IRA.


12 | U.S. Equity MANAGEMENT APPROACH

--------------------------------------------------------------------------------
U.S. EQUITY INVESTMENT PROCESS

The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware Fund does so while seeking to enhance after-tax returns.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the funds, J.P. Morgan employs a three-step process:

[GRAPHIC OMITTED] | J.P. Morgan analysts develop proprietary fundamental
                    research

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC OMITTED] | Stocks in each industry are ranked with the help of models

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC OMITTED] | Using research and valuations, each fund's management team
                    chooses stocks for its fund

Stock selection Each fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, each management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the funds' managers often consider a number of other criteria:

o catalysts that could trigger a rise in a stock's price

o high potential reward compared to potential risk

o temporary mispricings caused by market overreactions.

--------------------------------------------------------------------------------
TAX AWARE INVESTING AT J.P. MORGAN

The Tax Aware U.S. Equity Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.

The Tax Aware U.S. Equity Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred. It is not subject to a redemption fee by the fund. However, the stocks received will continue to fluctuate in value after redemption and will be subject to brokerage or other transaction costs when liquidated.


                                            U.S. EQUITY MANAGEMENT APPROACH | 13

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company
Routing number: 011-000-028
Credit: J.P. Morgan Funds
Account number: 9904-226-9
FFC: your account number, name of registered owner(s) and fund name.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds

o Mail the check with your completed application to the Transfer Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as


14 | YOUR INVESTMENT

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone-- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party.
  The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption in kind

     o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE(normally 4:00 p.m. eastern time). Each fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------
Transfer Agent
State Street Bank and Trust Company
P.O. Box 8411
Boston, MA 02266-8411
Attention: J.P. Morgan Funds Services

Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 15

--------------------------------------------------------------------------------
Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 13) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically paid four times a year for the Disciplined Equity, U.S. Equity and Tax Aware U.S. Equity funds; and twice a year for the U.S. Small Company and U.S. Small Company Opportunities funds. Each fund typically makes capital gains distributions, if any, once per year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains                Ordinary income
distributions

Long-term capital gains                 Capital gains
distributions

Sales or exchanges of shares            Capital gains or losses
owned for more than one year

Sales or exchanges of shares            Gains are treated as ordinary
owned for one year                      or less income; losses are subject
                                        to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


16 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the Tax Aware U.S. Equity Fund) is a series of J.P. Morgan Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether a fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The Tax Aware U.S. Equity Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                 Percentage of the master
                                  portfolio's average net assets
Disciplined Equity                0.35%
U.S. Equity                       0.40%
U.S. Small Company                0.60%
U.S. Small Company                0.60%
Opportunities

Administrative services           Master portfolio's and fund's
(fee shared with Funds            pro-rata portions of 0.09% of the
Distributor, Inc.)                first $7 billion in J.P. Morgan-advised
                                  portfolios, plus 0.04% of average net assets over $7 billion

Shareholder services              0.25% of the fund's average
                                  net assets

The Tax Aware U.S. Equity Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:

Advisory services                 0.45% of the fund's average
                                  net assets

Administrative services           Fund's pro-rata portion of
(fee shared with Funds            0.09% of the first $7 of average net
billion Distributor, Inc.)        assets in J.P. Morgan-advised portfolios,
                                  plus 0.04% of average net assets over $7 billion

Shareholder services              0.25% of the fund's average
                                  net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.



                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------
PERFORMANCE OF PRIVATE ACCOUNTS


The Disciplined Equity Fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts (the "Disciplined Equity Composite") and for the fund's benchmark index.

The performance of the Disciplined Equity Composite does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the Disciplined Equity Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the Disciplined Equity Composite had been subject to these regulatory requirements and limitations, their performance might have been lower.

Additionally, although it is anticipated that the fund and the Disciplined Equity Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular fund holdings.

The performance of the Disciplined Equity Composite reflects the deductions of the fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The performance information is the average annual total return of the Disciplined Equity Composite for the periods indicated.


                                           Annual Total Returns for the Year Ended December 31,

                             1990      1991     1992      1993      1994      1995      1996       1997      1998      1999
Disciplined Equity
Composite                   -3.24%   30.01%    11.42%     9.87%    1.90%     37.47%    22.90%    32.97%    31.52%    18.47%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500                     -3.11%   30.47%     7.62%    10.08%    1.32%     37.58%    22.96%    33.36%    28.58%    21.04%
------------------------------------------------------------------------------------------------------------------------------------

     The Disciplined Equity Composite currently includes all discretionary accounts managed by J.P. Morgan using substantially similar investment strategy as the Disciplined Equity Fund. The inception date for the Disciplined Equity Composite was October 31, 1989. Prior to January 1, 1993 the composite may not have included all discretionary accounts.



18 | YOUR INVESTMENT

--------------------------------------------------------------------------------

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)


                                                                            | 19

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Market conditions

o  Each fund's share price and              o  Stocks have generally                o  Under normal circumstances the
   performance will fluctuate in               outperformed more stable invest-        funds plan to remain fully
   response to stock market                    ments (such as bonds and cash           invested, with at least 65% in
   movements                                   equivalents) over the long term         stocks; stock investments may
                                                                                       include U.S. and foreign common
o  Adverse market conditions may                                                       stocks, convertible securities,
   from time to time cause a fund                                                      preferred stocks, trust or
   to take temporary defensive                                                         partnership interests, warrants,
   positions that are inconsistent                                                     rights, and investment company
   with its principal investment                                                       securities
   strategies and may hinder a fund
   from achieving its investment                                                    o  The funds seek to limit risk
   objective                                                                           through diversification

                                                                                    o  During severe market downturns,
                                                                                       the funds have the option of
                                                                                       investing up to 100% of assets
                                                                                       in investment-grade short-term
                                                                                       securities

Management choices

o  A fund could underperform its            o  A fund could outperform its          o  J.P. Morgan focuses its active
   benchmark due to its securities             benchmark due to these same             management on securities
   and asset allocation choices                choices                                 selection, the area where it
                                                                                       believes its commitment to
                                                                                       research can most enhance
                                                                                       returns

Foreign investments

o  Currency exchange rate movements         o  Favorable exchange rate              o  Each fund anticipates that its
   could reduce gains or create                movements could generate gains          total foreign investments will
   losses                                      or reduce losses                        not exceed 20% of assets

o  A fund could lose money because          o  Foreign investments, which           o  Each fund actively manages the
   of foreign government actions,              represent a major portion of the        currency exposure of its foreign
   political instability, or lack              world's securities, offer               investments relative to its
   of adequate and accurate                    attractive potential performance        benchmark, and may hedge back
   information                                 and opportunities for                   into the U.S. dollar from time
                                               diversification                         to time (see also "Derivatives")

When-issued and delayed
delivery securities

o  When a fund buys securities              o  A fund can take advantage of         o  Each fund uses segregated
   before issue or for delayed                 attractive transaction                  accounts to offset leverage risk
   delivery, it could be exposed to            opportunities
   leverage risk if it does not use
   segregated accounts

Short-term trading


o  Increased trading would raise a          o  A fund could realize gains in a      o  The funds generally avoid
   fund's brokerage and related                short period of time                    short-term trading, except to
   costs                                                                               take advantage of attractive or
                                            o  A fund could protect against            unexpected opportunities or to
o  Increased short-term capital                losses if a stock is overvalued         meet demands generated by
   gains distributions would raise             and its value later falls               shareholder activity. The
   shareholders' income tax                                                            turnover rate for each fund for
   liability                                                                           its most recent fiscal year end
                                                                                       is as follows: Disciplined
Policies to balance risk and reward                                                    Equity (51%), U.S. Equity (84%),
                                                                                       U.S. Small Company (104%), U.S.
                                                                                       Small Company Opportunities
                                                                                       (116%), and Tax Aware U.S.
                                                                                       Equity (29%)



20 | FUND DETAILS

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Derivatives

o  Derivatives such as futures,             o  Hedges that correlate well with      o  The funds use derivatives for
   options, swaps, and forward                 underlying positions can reduce         hedging and for risk management
   foreign currency contracts that             or eliminate losses at low cost         (i.e., to establish or adjust
   are used for hedging the                                                            exposure to particular
   portfolio or specific securities         o  A fund could make money and             securities, markets or
   may not fully offset the                    protect against losses if               currencies); risk management may
   underlying positions1 and this              management's analysis proves            include management of a fund's
   could result in losses to the               correct                                 exposure relative to its
   fund that would not have                                                            benchmark (the U.S. Small
   otherwise occurred                       o  Derivatives that involve                Company Opportunities Fund is
                                               leverage could generate                 permitted to use derivatives,
o  Derivatives used for risk                   substantial gains at low cost           however, it has no current
   management may not have the                                                         intention to do so)
   intended effects and may result
   in losses or missed                                                              o  The funds only establish hedges
   opportunities                                                                       that they expect will be highly
                                                                                       correlated with underlying
o  The counterparty to a                                                               positions
   derivatives contract could
   default                                                                          o  While the funds may use
                                                                                       derivatives that incidentally
o  Derivatives that involve                                                            involve leverage, they do not
   leverage could magnify losses                                                       use them for the specific
                                                                                       purpose of leveraging their
o  Certain types of derivatives                                                        portfolios
   involve costs to the funds which
   can reduce returns

Securities lending

o  When a fund lends a security,            o  A fund may enhance income            o  J.P. Morgan maintains a list of
   there is a risk that the loaned             through the investment of the           approved borrowers
   securities may not be returned              collateral received from the
   if the borrower defaults                    borrower                             o  The fund receives collateral
                                                                                       equal to at least 100% of the
o  The collateral will be subject                                                      current value of securities
   to the risks of the securities                                                      loaned
   in which it is invested
                                                                                    o  The lending agents indemnify a
                                                                                       fund against borrower default

                                                                                    o  J.P. Morgan's collateral
                                                                                       investment guidelines limit the
                                                                                       quality and duration of
                                                                                       collateral investment to
                                                                                       minimize losses

                                                                                    o  Upon recall, the borrower must
                                                                                       return the securities loaned
                                                                                       within the normal settlement
                                                                                       period

Illiquid holdings

o  A fund could have difficulty             o  These holdings may offer more        o  No fund may invest more than 15%
   valuing these holdings precisely            attractive yields or potential          of net assets in illiquid
                                               growth than comparable widely           holdings
o  A fund could be unable to sell              traded securities
   these holdings at the time or                                                    o  To maintain adequate liquidity
   price it desires                                                                    to meet redemptions, each fund
                                                                                       may hold investment-grade
Policies to balance risk and reward                                                    short-term securities (including
                                                                                       repurchase agreements and
                                                                                       reverse repurchase agreements)
                                                                                       and, for temporary or
                                                                                       extraordinary purposes, may
                                                                                       borrow from banks up to 331/3%
                                                                                       of the value of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends are distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report which are available upon request.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN DISCIPLINED EQUITY FUND
                                                                                                                         For the
                                                                                                                        six months
Per-share data                                                                            For fiscal periods ended         ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            5/31/98(1)      5/31/99      11/30/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                                       12.98         14.95        18.22
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                                    0.03          0.12         0.09
   Net realized and unrealized gain
   on investment ($)                                                                            1.96          3.28         0.83
Total from investment operations ($)                                                            1.99          3.40         0.92
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                                   (0.02)        (0.09)       (0.09)
   Net realized gains ($)                                                                         --         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                        (0.02)        (0.13)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                             14.95         18.22        19.05
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                               15.33(2)      22.86         4.09(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                       18,037       120,592      181,547
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                             0.75(3)       0.75         0.72(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                    1.00(3)       0.89         0.73(3)
   Expenses without reimbursement (%)                                                           3.28(3)       0.86         0.76(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)     The fund commenced operations on 12/31/97.
(2)     Not annualized.
(3)     Annualized.


22 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUND
                                                                                                                        For the
                                                                                                                       six months
Per-share data                                                                      For fiscal periods ended              ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                         5/31/95  5/31/96  5/31/97   5/31/98   5/31/99  11/30/99
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                                  19.38     19.42    22.15     24.63     25.66    25.09
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                               0.32      0.38     0.25      0.18      0.18     0.09
   Net realized and unrealized gain
   on investment ($)                                                       2.17      4.23     4.72      5.92      3.91     0.31
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                       2.49      4.61     4.97      6.10      4.09     0.40
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                              (0.28)    (0.29)   (0.36)    (0.23)    (0.19)   (0.05)
   Net realized gains ($)                                                 (2.17)    (1.59)   (2.13)    (4.84)    (4.47)      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                   (2.45)    (1.88)   (2.49)    (5.07)    (4.66)   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                        19.42     22.15    24.63     25.66     25.09    25.44
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                          15.11     25.18    25.00     28.35     18.39     1.59(1)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                 259,338   330,014  362,603   448,144   440,965  434,371
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                        0.90      0.81     0.80      0.78      0.79     0.78(2)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                               1.74      1.87     1.13      0.71      0.70     0.68(2)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                      0.91      0.81     0.80      0.78      0.79     0.78(2)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.
(2)   Annualized.


                                                               FUND DETAILS | 23


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY FUND
                                                                                                                        For the
                                                                                                                       six months
Per-share data                                                                     For fiscal periods ended               ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                     5/31/95    5/31/96   5/31/97   5/31/98   5/31/99   11/30/99
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                              21.40      22.02     26.20     26.04     27.68     21.54
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                           0.22       0.26      0.18      0.11      0.08     (0.00)(1)
   Net realized and unrealized gain (loss)
   on investment ($)                                                   2.13       6.96      2.00      5.58     (3.30)     5.93
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                   2.35       7.22      2.18      5.69     (3.22)     5.93
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                 .                        (0.21)     (0.26)    (0.21)    (0.14)    (0.08)    (0.01)
   Net realized gain ($)                                              (1.52)     (2.78)    (2.13)    (3.91)    (2.84)       --
Total distributions to shareholders ($)      .                        (1.73)     (3.04)    (2.34)    (4.05)    (2.92)    (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                    22.02      26.20     26.04     27.68     21.54     27.46
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                      12.28      35.48      9.49     23.37    (10.95)    27.54(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             179,130    220,917   237,985   261,804   186,879   252,971
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                    0.90       0.90      0.90      0.97      1.02      1.00(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (%)                                    1.02       1.10      0.71      0.39      0.34      0.22(3)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                  1.12       1.03      1.03      1.03      1.02      1.00(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)   Less than 0.01.
(2)   Not annualized.
(3)   Annualized.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
                                                                                                                          For the
                                                                                                                         six months
Per-share data                                                                           For fiscal periods ended          ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           5/31/981        5/31/99       11/30/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                                    10.00            12.57          12.17
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss) ($)                                                         (0.02)           (0.01)         (0.02)
   Net realized and unrealized gain (loss)
   on investment ($)                                                                         2.59            (0.08)          4.28
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                         2.57            (0.09)          4.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain ($)                                                                       --            (0.31)            --
Total distributions to shareholders ($)      .                                                 --            (0.31)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                          12.57            12.17          16.43
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                           25.70(2)         (0.49)          35.00(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                   188,932         286,082         442,122
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                                          1.19(3)         1.07           1.00(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (%)                                                         (0.37)(3)       (0.42)         (0.37)(3)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                        1.25(3)         1.07           1.00
------------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 6/16/97.
(2)   Not annualized.
(3)   Annualized.


24 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN TAX AWARE U.S. EQUITY FUND


Per-share data                                                                              For fiscal periods ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1997(1)      1998        1999
Net asset value, beginning of period ($)                                                       10.00        12.57       15.19
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                                                       0.06         0.08        0.10
   Net realized and unrealized gain
   on investment ($)                                                                            2.52         2.65        3.55
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                            2.58         2.73        3.65
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                                   (0.01)      (0.11)      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                             12.57        15.19       18.73
------------------------------------------------------------------------------------------------------------------------------------
 Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
   Total return (%)                                                                            25.83(2)     21.81       24.05
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                       25,649       76,924     163,075
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                                                             0.85(3)      0.85        0.85
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                    0.70(3)      0.63        0.58
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                           2.16(3)      1.09        0.90
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                                                    23           44          29
------------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 12/18/96.
(2)   Not annualized.
(3)   Annualized.


                                                               FUND DETAILS | 25

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Each fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Disciplined Equity Fund .................... 811-07340 and 033-54632
J.P. Morgan U.S. Equity Fund ........................... 811-07340 and 033-54632
J.P. Morgan U.S. Small Company Fund .................... 811-07340 and 033-54632
J.P. Morgan U.S. Small Company Opportunities Fund ...... 811-07340 and 033-54632
J.P. Morgan Tax Aware U.S. Equity Fund ................. 811-07795 and 333-11125

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                                Distributor
J.P. Morgan Investment Management Inc.                 Funds Distributor, Inc.
522 Fifth Avenue                                       60 State Street
New York, NY 10036                                     Boston, MA 02109
1-800-521-5411                                         1-800-221-7930

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL
U.S. EQUITY FUNDS


Disciplined Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
Tax Aware Disciplined Equity Fund
SmartIndex(TM) Fund

                                        ----------------------------------------
                                        Seeking to outperform U.S. stock markets over the long term through a disciplined management approach

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------
2 | Each fund's goal, principal strategies, principal risks, performance and expenses

J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUNDS
J.P. Morgan Institutional Disciplined Equity Fund............................  2
J.P. Morgan Institutional U.S. Equity Fund...................................  4
J.P. Morgan Institutional U.S. Small Company Fund............................  6
J.P. Morgan Institutional Tax Aware Disciplined Equity Fund..................  8
J.P. Morgan Institutional SmartIndex(TM)Fund................................. 10

12 | Principles and techniques common to the funds in this prospectus

U.S. EQUITY MANAGEMENT APPROACH
J.P. Morgan.................................................................. 12
J.P. Morgan U.S. equity funds................................................ 12
The spectrum of U.S. equity funds............................................ 12
Who may want to invest....................................................... 12
U.S. equity investment process............................................... 13
Tax aware investing at J.P. Morgan........................................... 13

14 | Investing in the J.P. Morgan Institutional U.S. Equity Funds

YOUR INVESTMENT
Investing through a financial professional................................... 14
Investing through an employer-sponsored retirement plan...................... 14
Investing through an IRA or rollover IRA..................................... 14
Investing directly........................................................... 14
Opening your account......................................................... 14
Adding to your account....................................................... 14
Selling shares............................................................... 15
Account and transaction policies............................................. 15
Dividends and distributions.................................................. 16
Tax considerations........................................................... 16

17 | More about risk and the funds' business operations

FUND DETAILS
Business structure........................................................... 17
Management and administration................................................ 17
Performance of private accounts.............................................. 18
Risk and reward elements..................................................... 20
Financial highlights......................................................... 22

FOR MORE INFORMATION................................................. back cover

J.P. MORGAN INSTITUTIONAL
DISCIPLINED EQUITY FUND                                   | TICKER SYMBOL: JPIEX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500). This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies
The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the S&P 500. The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

Principal Risks
The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $26 billion using similar strategies as the fund.


The portfolio management team is led by James C. Wiess and Timothy J. Devlin, both vice presidents, who have been on the team since the fund's inception. Mr. Wiess has been at J.P. Morgan since 1992, and prior to managing this fund managed other structured equity portfolios for J.P. Morgan. Mr. Devlin has been at J.P. Morgan since July 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

2 | J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Disciplined Equity Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last two calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)      Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                                                         1998              1999


40%
                                                         32.35
30%

20%
                                                                           18.32
10%

0%
--------------------------------------------------------------------------------

[ ] J.P. Morgan Institutional Disciplined Equity Fund

For the period covered by this total return chart, the fund's highest quarterly return was 22.85% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.91% (for the quarter ended 9/30/98).


Average annual total return (%)        Shows performance over time, for periods ended December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                          Past 1 yr.    Life of fund(1)
J.P. Morgan Institutional Disciplined Equity Fund (after expenses)          18.32            26.16
-------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                 21.04            25.81
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.35
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.25
--------------------------------------------------------------------------------
Total operating expenses                                                    0.60

Fee waiver and
expense reimbursement(4)                                                    0.15
--------------------------------------------------------------------------------
Net expenses(4)                                                             0.45
--------------------------------------------------------------------------------


Expense example(4)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                             1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                  46         177         320          736
--------------------------------------------------------------------------------


(1) The fund commenced operations on 1/3/97 and performance is calculated as of 1/31/97.


(2) The fund's fiscal year end is 5/31.


(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.

(4) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.45% of the fund's average daily net assets through 2/28/01.


                           J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND | 3

J.P. MORGAN INSTITUTIONAL
U.S. EQUITY FUND                                          | TICKER SYMBOL: JMUEX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies
The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 13. The fund generally considers selling stocks that appear overvalued.

Principal Risks
The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $17 billion using similar strategies as the fund.

The portfolio management team is led by Henry D. Cavanna, managing director, who joined the team in February 1998, and has been at J.P. Morgan since 1971. He has served as manager of U.S. equity portfolios prior to managing the fund.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

4 | J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional U.S. Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the S&P500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------

                  1990        1991        1992        1993        1994        1995         1996        1997        1998        1999

40%
                              34.12
                                                                              32.83
30%
                                                                                                       28.58
                                                                                                                   24.79
                                                                                           21.22
20%
                                                                                                                               14.88
                                                      11.06
10%
                                          8.73
                  1.38
0%
                                                                  (0.32)

(10%)
------------------------------------------------------------------------------------------------------------------------------------


[ ] J.P. Morgan Institutional U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.46% (for the quarter ended 12/31/98); and the lowest quarterly return was -11.83% (for the quarter ended 9/30/90).



Average annual total return (%)      Shows performance over time, for periods ended December 31, 1999(1)
-----------------------------------------------------------------------------------------------------------------
                                                                    Past 1 yr.      Past 5 yrs.      Past 10 yrs.
J.P. Morgan Institutional U.S. Equity Fund (after expenses)           14.88            24.31            17.12
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index  (no expenses)                                          21.04            28.55            18.21
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.40
Marketing (12b-1) fees                                                      none
Other expenses(4)                                                           0.23
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                                       0.63
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                            1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                 64         202         351          786
--------------------------------------------------------------------------------


(1) The fund commenced operations on 9/17/93. For the period 1/1/90 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the fund.


(2) The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.60%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                                  J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND | 5

J.P. MORGAN INSTITUTIONAL
U.S. SMALL COMPANY FUND                                   | TICKER SYMBOL: JUSSX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of small company stocks. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies
The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2000 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 13. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

Principal Risks
The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $4.5 billion using similar strategies as the fund.

The portfolio management team is led by Marian U. Pardo, managing director, and Alexandra F. Wells, vice president. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Wells joined the team in March 1998 and has been with J.P. Morgan since 1992. Prior to managing the fund, Ms. Wells managed large cap equity portfolios, and prior to that served as an equity research analyst.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

6 | J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional U.S. Small Company Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Russell 2000 Index. This is a widely recognized, unmanaged index of small cap U.S. stocks used as a measure of overall U.S. small company stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------

                  1990        1991        1992        1993        1994        1995         1996        1997        1998        1999

60%
                              59.59
                                                                                                                               44.30
                                                                              31.88
30%
                                                                                                       22.70
                                                                                           20.84
                                          18.98
                                                      8.59
0%
                                                                                                                   (5.28)
                                                                  (5.81)
                  (24.34)
(30%)
------------------------------------------------------------------------------------------------------------------------------------


[ ] J.P. Morgan Institutional U.S. Small Company Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 34.75% (for the quarter ended 12/31/99); and the lowest quarterly return was -30.03% (for the quarter ended 9/30/90).



Average annual total return (%)      Shows performance over time, for periods ended December 31, 1999(1)
----------------------------------------------------------------------------------------------------------------------
                                                                         Past 1 yr.      Past 5 yrs.      Past 10 yrs.
J.P. Morgan Institutional U.S. Small Company Fund (after expenses)         44.30            21.73            14.66
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Index  (no expenses)                                          21.26            16.69            12.43
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.60
Marketing (12b-1) fees                                                      none
Other expenses(4)                                                           0.25
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                                       0.85
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                            1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                 87          271        471         1,049
--------------------------------------------------------------------------------


(1) The fund commenced operations on 11/4/93. For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the fund.


(2) The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 17. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

(4) After reimbursement other expenses and total operating expenses are 0.20% and 0.80%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                           J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND | 7

J.P. MORGAN INSTITUTIONAL TAX AWARE
DISCIPLINED EQUITY FUND                                   | TICKER SYMBOL: JPDEX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies
The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund does not look to underweight or overweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 13.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 13.

Principal Risks
The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND:
INSTITUTIONAL SHARES)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $2.3 billion using similar strategies as the fund.


The portfolio management team is led by Robin B. Chance, vice president, and Frederic A. Nelson, managing director, who have been on the team since the fund's inception in January of 1997. Ms. Chance has been at J.P. Morgan since 1987, Mr. Nelson since May 1994. Prior to managing this fund, both were respon sible for structured equity strategies. Prior to joining Morgan, Mr. Nelson was a portfolio manager at Bankers Trust.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

8 | J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Aware Disciplined Equity Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the past 2 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)      Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                                                         1998              1999


40%
                                                         31.82
                                                                           17.39
20%


0%
--------------------------------------------------------------------------------

[ ] J.P. Morgan Institutional Tax Aware Disciplined Equity Fund


For the period covered by this total return chart, the fund's highest quarterly return was 22.98% (for the quarter ended 12/31/98) and the lowest quarterly return was -10.05%(for the quarter ended 9/30/98).



Average annual total return (%)      Shows performance over time, for periods ended December 31, 1999
---------------------------------------------------------------------------------------------------------------


                                                                                Past 1 yr.      Life of fund(1)

J.P. Morgan Institutional Tax Aware Disciplined Equity Fund (after expenses)      17.39              26.33
---------------------------------------------------------------------------------------------------------------
S&P 500 Index (no expenses)                                                       21.04              25.81
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Shareholder transaction expenses(3)
--------------------------------------------------------------------------------
Redemption fees (% of your cash proceeds)
--------------------------------------------------------------------------------
Shares held for less than one year                                          1.00
Shares held one year or longer                                              none

Annual expenses (% of fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.35
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.30
--------------------------------------------------------------------------------
Total operating expenses                                                    0.65
Fee waiver and
expense reimbursement(3)                                                    0.10
--------------------------------------------------------------------------------
Net expenses(3)                                                             0.55
--------------------------------------------------------------------------------


Expense example(3)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. In the one year example, the first number assumes that you continued to hold your shares, the second that you sold all shares for cash at the end of the period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                             1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                60/160       202         356          805
--------------------------------------------------------------------------------

(1) The fund commenced operations on 1/30/97, and returns reflect performance of the fund from 1/31/97.

(2) The fund's fiscal year end is 10/31.


(3) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.55% of the fund's average daily net assets through 2/28/01.


                 J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND | 9

J.P. MORGAN INSTITUTIONAL
SMARTINDEX(TM) FUND                                       | TICKER SYMBOL: JPISX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
RISK/RETURN SUMMARY


For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-21.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of approximately 350 equity securities while maintaining risk characteristics similar to the S&P 500. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies
The fund invests primarily in large and medium capitalization U.S. and foreign companies included in the S&P 500. While the fund seeks to invest in a portfolio of stocks with risk characteristics similar to the S&P 500, the fund may invest a portion of its assets in stocks which are not part of the index. The fund's sector weightings are expected to be similar to those of the S&P 500. Within each industry, the fund may moderately overweight stocks that appear undervalued or fairly valued and underweight or not hold stocks that appear overvalued, according to the investment process described on page 13. Accordingly, the fund's performance is expected to differ from that of the S&P 500. The fund expects to ordinarily hold a portfolio of approximately 350 stocks. The fund generally considers selling stocks that appear significantly overvalued.

By controlling the sector weightings of the fund so they can differ only moderately from the sector weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

Principal Risks
The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN SMARTINDEX FUND: INSTITUTIONAL
SHARES)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $2.7 billion using the same strategy as the fund.


The portfolio management team is led by James C. Wiess and Timothy J. Devlin, both vice presidents. Mr. Wiess has been at J.P. Morgan since 1992, and prior to managing this fund managed other structured equity portfolios for J.P. Morgan. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

10 | J.P. MORGAN INSTITUTIONAL SMARTINDEX(TM)FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional SmartIndex(TM) Fund.

The bar chart indicates some of the risks by showing the performance of the fund's during its first complete calendar year of operations.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)      Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                                                                           1999
20%
                                                                           19.61


10%


0%
--------------------------------------------------------------------------------


[ ] J.P. Morgan Institutional SmartIndex(TM) Fund


For the period covered by this total return chart, the fund's highest quarterly return was 12.97% (for the quarter ended 12/31/99); and the lowest quarterly return was -6.27% (for the quarter ended 9/30/99).


Average annual total return (%)      Shows performance over time, for periods ended December 31, 1999
-----------------------------------------------------------------------------------------------------
                                                                      Past 1 yr.      Life of fund(1)
J.P. Morgan Institutional SmartIndex(TM) Fund (after expenses)           19.61             19.61
-----------------------------------------------------------------------------------------------------
S&P 500 Index  (no expenses)                                             21.04             21.04
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3)(%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.25
Marketing (12b-1) fees                                                      none
Other expenses                                                              5.19
--------------------------------------------------------------------------------
Total operating expenses                                                    5.44

Fee waiver and
expense reimbursement(4)                                                    5.09
--------------------------------------------------------------------------------
Net expenses(4)                                                             0.35
--------------------------------------------------------------------------------


Expense example(4)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period.The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                                  1 yr.      3 yrs.
Your cost($)                       36        1,169
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/31/98.


(2) The fund's fiscal year end is 5/31.


(3) This table shows the fund's expenses expressed as a percentage of the fund's average net assets.


(4) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.35% of the fund's average daily net assets through 2/28/01.


                               J.P. MORGAN INSTITUTIONAL SMARTINDEX(TM)FUND | 11

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


J.P. MORGAN
Known for its commitment to proprietary research and its disciplined invest ment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN U.S. EQUITY FUNDS
These funds invest primarily in U.S. stocks either directly or through another fund. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

THE SPECTRUM OF U.S. EQUITY FUNDS
The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o how much emphasis they give to the most undervalued stocks

o how closely they follow the industry weightings of their benchmarks

o how many securities they typically maintain in their portfolios

o the size or market capitalization of the companies in which they invest

o whether they focus on before-tax or after-tax returns

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each U.S. equity fund were described on the preceding pages.

--------------------------------------------------------------------------------
Who May Want To Invest

The funds are designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want funds that seek to outperform the markets in which they each invest over the long term

o with regard to the Tax Aware Fund, are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The funds are not designed for investors who:

o want funds that pursue market trends or focus only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves

o with regard to the Tax Aware Fund, are investing through a tax-deferred account such as an IRA.

Potential risk and return
--------------------------------------------------------------------------------

The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

[GRAPHIC OMITTED]

12 | U.S. EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------
U.S. EQUITY INVESTMENT PROCESS
The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware Fund does so while seeking to enhance after-tax returns.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the funds, J.P. Morgan employs a three-step process:

[GRAPHIC OMITTED]
J.P. Morgan analysts develop proprietary
                    fundamental research

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC OMITTED]
Stocks in each industry are ranked
           with the help of models

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC OMITTED]
Using research and valuations,
   each fund's management team
   chooses stocks for its fund

Stock selection Each fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, each management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the funds' managers often consider a number of other criteria:

o catalysts that could trigger a rise in a stock's price

o high potential reward compared to potential risk

o temporary mispricings caused by market overreactions

--------------------------------------------------------------------------------
TAX AWARE INVESTING AT J.P. MORGAN
The Tax Aware Disciplined Equity Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.

The Tax Aware Disciplined Equity Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred. It is not subject to a redemption fee by the fund. However, the stocks received will continue to fluctuate in value after redemption and will be subject to brokerage or other transaction costs when liquidated.

                                            U.S. EQUITY MANAGEMENT APPROACH | 13

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $1,000,000 for the Disciplined Equity and U.S. Small Company funds and $3,000,000 for the U.S. Equity, Tax Aware Disciplined Equity and SmartIndex(TM) funds and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

  Morgan Guaranty Trust Company of New York-Delaware
  Routing number: 031-100-238
  Credit: J.P. Morgan Institutional Funds
  Account number: 001-57-689
  FFC: your account number, name of registered owner(s) and fund name.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds

o Mail the check with your completed application to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

14 | YOUR INVESTMENT

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption in kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES
Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE(normally 4:00 p.m. eastern time). Each fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, (e.g., when an event occurs after the close of trading that would materially impact a security's value) the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------
        Shareholder Services Agent
        J.P. Morgan Funds Services
        522 Fifth Avenue
        New York, NY 10036
        1-800-766-7722

        Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT | 15

--------------------------------------------------------------------------------
Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 15) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Income dividends are typically paid four times a year for the Disciplined Equity, U.S. Equity, Tax Aware Disciplined Equity and SmartIndex(TM) funds; and twice a year for the U.S. Small Company fund. Each fund typically makes capital gains distributions, if any, once per year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS
In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                            | Tax status
--------------------------------------------------------------------------------
Income dividends                         Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                 Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                  Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares             Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares             Gains are treated as ordinary
owned for one year or less               income; losses are subject
                                         to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

16 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------
BUSINESS STRUCTURE
As noted earlier, each fund (except the Tax Aware Disciplined Equity and SmartIndex(TM) funds) is a series of J.P Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether a fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The Tax Aware Disciplined Equity and SmartIndex(TM) funds are each a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                       Percentage of the master
                                        portfolio's average net assets
Disciplined Equity                      0.35%
U.S. Equity                             0.40%
U.S. Small Company                      0.60%
--------------------------------------------------------------------------------
Administrative services                 Master portfolio's and fund's pro-
(fee shared with Funds                  rata portions of 0.09% of the
Distributor, Inc.)                      first $7 billion in J.P. Morgan-
                                        advised portfolios, plus 0.04% of
                                        average net assets over
                                        $7 billion
--------------------------------------------------------------------------------
Shareholder services                    0.10% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

The Tax Aware Disciplined Equity and SmartIndex(TM) funds, subject to the expense reimbursements described earlier in this prospectus, pay J.P. Morgan the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                       Percentage of the fund's
                                        average net assets
Tax Aware Disciplined                   0.35%
  Equity
SmartIndex(TM)                          0.25%
--------------------------------------------------------------------------------
Administrative services                 Fund's pro-rata portion of 0.09%
(fee shared with Funds                  of the first $7 billion of
Distributor, Inc.)                      average net assets in
                                        J.P. Morgan-advised portfolios,
                                        plus 0.04% of average
                                        net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                    0.10% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------
PERFORMANCE OF PRIVATE ACCOUNTS


     The Disciplined Equity Fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts (the "Disciplined Equity Composite").

The performance of the Disciplined Equity Composite does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the Disciplined Equity Composite are not subject to the same limitations imposed on mutual funds. If the accounts included in the Disciplined Equity Composite had been subject to these limitations, their performance might have been lower.


Additionally, although it is anticipated that the Disciplined Equity Fund and the Disciplined Equity Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular fund holdings.


The performance of the Disciplined Equity Composite reflects the deductions of the Disciplined Equity Fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The performance information is the average annual total return of the Disciplined Equity Composite for the periods indicated.


                                                 Annual Total Returns for the Year Ended December 31,


                       1990       1991       1992       1993       1994       1995       1996       1997       1998       1999
Disciplined Equity
Composite             -2.94%     30.39%     11.75%     10.20%      2.21%     37.87%     23.26%     33.37%     31.91%     18.82%
-------------------------------------------------------------------------------------------------------------------------------
S&P 500               -3.11%     30.47%      7.62%     10.08%      1.32%     37.58%     22.96%     33.36%     28.58%     21.04%
-------------------------------------------------------------------------------------------------------------------------------

     The Disciplined Equity Composite currently includes all discretionary accounts managed by J.P. Morgan using substantially similar investment strategy as the Disciplined Equity Fund. The inception date for the Disciplined Equity Composite was October 31, 1989. Prior to January 1, 1993 the composite may not have included all discretionary accounts.

The SmartIndex(TM) Fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts (the "SmartIndex(TM) Composite").


The performance of the SmartIndex(TM) Composite does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the SmartIndex(TM) Composite are not subject to the same limitations imposed on mutual funds. If the accounts included in the SmartIndex(TM) Composite had been subject to these limitations, their performance might have been lower.

Additionally, although it is anticipated that the SmartIndex(TM) Fund and the SmartIndex(TM) Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular SmartIndex(TM) Fund holdings.


The performance of the SmartIndex(TM) Composite reflects the deductions of the SmartIndex(TM) Fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The performance information is the average annual total return of the SmartIndex(TM) Composite for the periods indicated.


                                                  Annual Total Returns for the Year Ended December 31,
SmartIndex(TM)Fund    1989      1990       1991      1992      1993      1994       1995       1996       1997       1998      1999
Composite            30.24%    -2.43%     29.76%     9.94%    10.44%     2.27%     38.38%     23.72%     33.98%     31.64%    19.21%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index        31.69%    -3.11%     30.47%     7.62%    10.08%     1.32%     37.58%     22.96%     33.36%     28.58%    21.04%
------------------------------------------------------------------------------------------------------------------------------------


The SmartIndex(TM) Composite currently includes all discretionary accounts managed by J.P. Morgan using the same investment strategy as the fund. The inception date for the SmartIndex(TM) Composite was December 31, 1988. Prior to January 1, 1993 the composite may not have included all discretionary accounts.


18 | FUND DETAILS

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

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RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                  |  Potential rewards                  |  Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Market conditions

o Each fund's share price and       o Stocks have generally               o Under normal circumstances the funds plan to remain
  performance will fluctuate          outperformed more stable              fully invested, with at least 65% in stocks; stock
  in response to stock market         investments (such as bonds            investments may include U.S. and foreign common stocks,
  movements                           and cash equivalents) over            convertible securities, preferred stocks, trust or
                                      the long term                         partnership interests, warrants, rights, and investment
o Adverse market conditions                                                 company securities
  may from time to time cause
  a fund to take temporary                                                o The funds seek to limit risk through diversification
  defensive positions that are
  inconsistent with its                                                   o During severe market downturns, the funds have the
  principal investment                                                      option of investing up to 100% of assets in
  strategies and may hinder a                                               investment-grade short-term securities
  fund from achieving its
  investment objective

Management choices

o A fund could underperform         o A fund could outperform its         o J.P. Morgan focuses its active management on securities
  its benchmark due to its            benchmark due to these same           selection, the area where it believes its commitment to
  securities and asset                choices                               research can most enhance returns
  allocation choices

Foreign investments

o Currency exchange rate            o Favorable exchange rate             o Each fund anticipates that its total foreign investments
  movements could reduce gains        movements could generate              will not exceed 20% of assets
  or create losses                    gains or reduce losses
                                                                          o Each fund actively manages the currency exposure of its
o A fund could lose money           o Foreign investments, which            foreign investments relative to its benchmark, and may
  because of foreign                  represent a major portion of          hedge back into the U.S. dollar from time to time (see
  government actions,                 the world's securities,               also "Derivatives")
  political instability, or           offer attractive potential
  lack of adequate and                performance and
  accurate information                opportunities for
                                      diversification

When-issued and delayed
  delivery securities

o When a fund buys securities       o A fund can take advantage of        o Each fund uses segregated accounts to offset leverage
  before issue or for delayed         attractive transaction                risk
  delivery, it could be               opportunities
  exposed to leverage risk if
  it does not use segregated
  accounts


Short-term trading


o Increased trading would           o A fund could realize gains          o The funds generally avoid short-term trading, except to
  raise a fund's brokerage and        in a short period of time             take advantage of attractive or unexpected opportunities
  related costs                                                             or to meet demands generated by shareholder activity.
                                    o A fund could protect against          The turnover rate for each fund for its most recent
o Increased short-term capital        losses if a stock is                  fiscal year end is as follows: Disciplined Equity (51%),
  gains distributions would           overvalued and its value              U.S. Equity (84%), U.S. Small Company (104%), Tax Aware
  raise shareholders' income          later falls                           Disciplined Equity (40%), and SmartIndex(TM) (19%)
  tax liability


20 | FUND DETAILS

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                  |  Potential rewards                  |  Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Derivatives

o Derivatives such as futures,      o Hedges that correlate well          o The funds use derivatives for hedging and for risk
  options, swaps, and forward         with underlying positions             management (i.e., to establish or adjust exposure to
  foreign currency contracts          can reduce or eliminate               particular securities, markets or currencies); risk
  that are used for hedging           losses at low cost                    management may include management of a fund's exposure
  the portfolio or specific                                                 relative to its benchmark
  securities may not fully          o A fund could make money and
  offset the underlying               protect against losses if           o The funds only establish hedges that they expect will be
  positions(1) and this could         management's analysis proves          highly correlated with underlying positions
  result in losses to the fund        correct
  that would not have                                                     o While the funds may use derivatives that incidentally
  otherwise occurred                o Derivatives that involve              involve leverage, they do not use them for the specific
                                      leverage could generate               purpose of leveraging their portfolios
o Derivatives used for risk           substantial gains at low
  management may not have the         cost
  intended effects and may
  result in losses or missed
  opportunities

o The counterparty to a
  derivatives contract could
  default

o Derivatives that involve
  leverage could magnify
  losses

o Certain types of derivatives
  involve costs to the funds
  which can reduce returns

Securities lending

o When a fund lends a               o A fund may enhance income           o J.P. Morgan maintains a list of approved borrowers
  security, there is a risk           through the investment of
  that the loaned securities          the collateral received from        o The fund receives collateral equal to at least 100% of
  may not be returned if the          the borrower                          the current value of securities loaned
  borrower defaults
                                                                          o The lending agents indemnify a fund against borrower
o The collateral will be                                                    default
  subject to the risks of the
  securities in which it is                                               o J.P. Morgan's collateral investment guidelines limit the
  invested                                                                  quality and duration of collateral investment to
                                                                            minimize losses

                                                                          o Upon recall, the borrower must return the securities
                                                                            loaned within the normal settlement period

Illiquid holdings

o A fund could have difficulty      o These holdings may offer            o No fund may invest more than 15% of net assets in
  valuing these holdings              more attractive yields or             illiquid holdings
  precisely                           potential growth than
                                      comparable widely traded            o To maintain adequate liquidity to meet redemptions, each
o A fund could be unable to           securities                            fund may hold investment-grade short-term securities
  sell these holdings at the                                                (including repurchase agreements and reverse repurchase
  time or price it desires                                                  agreements) and, for temporary or extraordinary
                                                                            purposes, may borrow from banks up to 331 1/43% of the
                                                                            value of its total assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

-------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND


                                                                                                For the six
Per-share data                                   For fiscal periods ended                      months ended
-------------------------------------------------------------------------------------------------------------
                                                 5/31/97(1)      5/31/98          5/31/99         11/30/99
                                                                                               (unaudited)
Net asset value, beginning of period ($)           10.00           11.47            14.96            17.57
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                        0.04            0.12             0.17             0.15
   Net realized and unrealized gain
   on investment ($)                                1.43            3.62             3.18             0.74
-------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                1.47            3.74             3.35             0.89
-------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                          --           (0.12)           (0.15)           (0.08)
   Net realized gains ($)                             --           (0.13)           (0.59)              --
-------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)               --           (0.25)           (0.74)           (0.08)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                 11.47           14.96            17.57            18.38
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return (%)                                   14.70(2)        32.98            23.07             5.08(2)
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)           49,726         296,191        1,008,435        1,293,751
-------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
-------------------------------------------------------------------------------------------------------------
   Net expenses (%)                                 0.45(3)         0.45             0.45             0.45(3)
-------------------------------------------------------------------------------------------------------------
   Net investment income (%)                        1.58(3)         1.27             1.14             0.99(3)
-------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)               1.34(3)         0.72             0.60             0.54(3)
-------------------------------------------------------------------------------------------------------------


(1) The fund commenced operations on 1/3/97.
(2) Not annualized.
(3) Annualized.

------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND


                                                                                                                 For the six
Per-share data                                For fiscal periods ended                                          months ended
------------------------------------------------------------------------------------------------------------------------------
                                              5/31/95       5/31/96       5/31/97       5/31/98       5/31/99      11/30/99
                                                                                                                (unaudited)
Net asset value, beginning of period ($)        10.92         12.10         14.00         15.66         16.73         15.08
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                     0.18          0.27          0.17          0.15          0.16          0.07
   Net realized and unrealized gain
   on investment ($)                             1.42          2.66          3.02          3.81          2.39          0.18
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)             1.60          2.93          3.19          3.96          2.55          0.25
------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                    (0.14)        (0.20)        (0.25)        (0.18)        (0.17)        (0.04)
   Net realized gains ($)                       (0.28)        (0.83)        (1.28)        (2.71)        (4.03)           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)         (0.42)        (1.03)        (1.53)        (2.89)        (4.20)        (0.04)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)              12.10         14.00         15.66         16.73         15.08         15.29
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                15.40         25.43         25.21         28.53         18.66          1.66(1)
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)       172,497       221,368       329,776       378,988       278,253       276,962
------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                              0.60          0.60          0.60          0.60          0.60          0.60(2)
------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                     2.07          2.08          1.33          0.89          0.89          0.86(2)
------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)            0.71          0.62          0.65          0.63          0.63          0.62(2)
------------------------------------------------------------------------------------------------------------------------------


(1) Not annualized.
(2) Annualized.

22 | FUND DETAILS

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND


                                                                                                                     For the six
Per-share data                                For fiscal periods ended                                              months ended
-----------------------------------------------------------------------------------------------------------------------------------
                                              5/31/95        5/31/96        5/31/97        5/31/98        5/31/99      11/30/99
                                                                                                                     (unaudited)
Net asset value, beginning of period ($)        10.03          11.16          13.97          14.09          15.30          11.98
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                     0.10           0.13           0.10           0.09           0.08           0.02
   Net realized and unrealized gain (loss)
   on investment ($)                             1.12           3.66           1.07           3.04          (1.83)          3.30
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)             1.22           3.79           1.17           3.13          (1.75)          3.32
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                    (0.09)         (0.12)         (0.13)         (0.08)         (0.08)         (0.01)
   Net realized gain ($)                           --          (0.86)         (0.92)         (1.84)         (1.49)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)         (0.09)         (0.98)         (1.05)         (1.92)         (1.57)         (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)              11.16          13.97          14.09          15.30          11.98          15.29
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                12.26          35.60           9.44          23.55         (10.79)        27.732
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)       149,279        291,931        401,797        420,413        344,776        390,985
-----------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Net expenses (%)                              0.80           0.80           0.80           0.80           0.80           0.80(3)
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) (%)              1.14           1.20           0.81           0.55           0.55           0.42(3)
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement and
   including interest expense (%)                0.91           0.83           0.85           0.85           0.85           0.82(3)
-----------------------------------------------------------------------------------------------------------------------------------
   Interest expense (%)                            --             --             --           0.00(1)          --             --
-----------------------------------------------------------------------------------------------------------------------------------


(1) Less than 0.01%.
(2) Not annualized.
(3) Annualized.

-----------------------------------------------------------------------------------
J.P. Morgan Institutional Tax Aware Disciplined Equity Fund


Per-share data                                 For fiscal periods ended October 31
-----------------------------------------------------------------------------------
                                                 1997(1)         1998          1999
Net asset value, beginning of period ($)        10.00           12.08         14.71
-----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                     0.06            0.11          0.15
   Net realized and unrealized gain
   on investment ($)                             2.02            2.68          3.48
-----------------------------------------------------------------------------------
Total from investment operations ($)             2.08            2.79          3.63
-----------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                       --           (0.16)        (0.15)
-----------------------------------------------------------------------------------
Net asset value, end of period ($)              12.08           14.71         18.19
-----------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------
Total return (%)                                20.80(2)        23.26         24.72
-----------------------------------------------------------------------------------
Net assets, end of period ($ thousands)        12,026          90,079       340,812
-----------------------------------------------------------------------------------
Ratio to average net assets:
-----------------------------------------------------------------------------------
   Net expenses (%)                              0.55(3)         0.55          0.55
-----------------------------------------------------------------------------------
   Net investment income (%)                     1.19(3)         0.97          0.94
-----------------------------------------------------------------------------------
   Expenses without reimbursement (%)            4.59(3)         1.02          0.65
-----------------------------------------------------------------------------------
   Portfolio turnover rate (%)                     35              57            40
-----------------------------------------------------------------------------------


(1) The fund commenced operations on 1/30/97.
(2) Not annualized.
(3) Annualized.

                                                               FUND DETAILS | 23

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL SMARTINDEX(TM) FUND
                                                                 For the six
Per-share data                     For fiscal periods ended      months ended
--------------------------------------------------------------------------------

                                                    5/31/99(1)      11/30/99
                                                                 (unaudited)
Net asset value, beginning of period ($)              15.00            16.06
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                           0.07             0.05
   Net realized and unrealized gain
   on investment ($)                                   1.02             0.94
--------------------------------------------------------------------------------
Total from investment operations ($)                  (1.09)            0.99
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income                              (0.03)           (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                    16.06            17.00
--------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                       7.27(2)          6.18(2)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               5,363          126,956
--------------------------------------------------------------------------------
Ratios to average net assets:
  Net expenses (%)                                     0.35(3)          0.35(3)
--------------------------------------------------------------------------------
  Net investment income(%)                             1.13(3)          1.30(3)
--------------------------------------------------------------------------------
  Expenses without reimbursement (%)                   5.44(3)          0.62(3)
--------------------------------------------------------------------------------
  Portfolio turnover (%)                                 19               17
--------------------------------------------------------------------------------


(1) The fund commenced operations on 12/31/98.
(2) Not annualized.
(3) Annualized.

24 | FUND DETAILS

--------------------------------------------------------------------------------

                     (this page is intentionally left blank)

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Each fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Disciplined Equity Fund ...... 811-07342 and 033-54642
J.P. Morgan Institutional U.S. Equity Fund ............. 811-07342 and 033-54642
J.P. Morgan Institutional U.S. Small Company Fund ...... 811-07342 and 033-54642
J.P. Morgan Institutional Tax Aware Disciplined
  Equity Fund .......................................... 811-07795 and 333-11125
J.P. Morgan Institutional SmartIndex(TM)Fund ........... 811-07795 and 333-11125

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                          Distributor
J.P. Morgan Investment Management Inc.           Funds Distributor, Inc.
522 Fifth Avenue                                 60 State Street
New York, NY 10036                               Boston, MA 02109
1-800-766-7722                                   1-800-221-7930

                                                                          IMPR09

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN FIXED INCOME FUNDS

Short Term Bond Fund
Bond Fund
Global Strategic Income Fund
Emerging Markets Debt Fund
Tax Exempt Bond Fund
New York Tax Exempt Bond Fund
California Bond Fund


                                            ------------------------------------
                                            Seeking high total return or current
                                            income by investing primarily in
                                            fixed income securities.


This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

                                                                        JPMorgan

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------


2 | Each fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN FIXED INCOME FUNDS
J.P. Morgan Short Term Bond Fund ..........................................    2
J.P. Morgan Bond Fund .....................................................    4
J.P. Morgan Global Strategic Income Fund ..................................    6
J.P. Morgan Emerging Markets Debt Fund ....................................    8
J.P. Morgan Tax Exempt Bond Fund ..........................................   10
J.P. Morgan New York Tax Exempt Bond Fund .................................   12
J.P. Morgan California Bond Fund ..........................................   14

16 | Principles and techniques common to the funds in this prospectus

FIXED INCOME MANAGEMENT APPROACH
J.P. Morgan ...............................................................   16
J.P. Morgan fixed income funds ............................................   16
The spectrum of fixed income funds ........................................   16
Who may want to invest ....................................................   16
Fixed income investment process ...........................................   17

18 | Investing in the J.P. Morgan Fixed Income funds

YOUR INVESTMENT
Investing through a financial professional ................................   18
Investing through an employer-sponsored retirement plan ...................   18
Investing through an IRA or rollover IRA ..................................   18
Investing directly ........................................................   18
Opening your account ......................................................   18
Adding to your account ....................................................   18
Selling shares ............................................................   19
Account and transaction policies ..........................................   19
Dividends and distributions ...............................................   20
Tax considerations ........................................................   20

21 | More about risk and the funds' business operations

FUND DETAILS
Business structure ........................................................   21
Management and administration .............................................   21
Risk and reward elements ..................................................   22
Investments ...............................................................   24
Financial highlights ......................................................   26

FOR MORE INFORMATION .................................................back cover

J.P. MORGAN SHORT TERM BOND FUND            | TICKER SYMBOL: JPSBX
--------------------------------------------------------------------------------
                                              REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN SHORT TERM BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. For a description of duration, please see fixed income investment process on page 17.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 17.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $53 billion using similar strategies as the fund.


The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, and William G. Tennille, vice president, who joined the team in January of 1994 and has been at J.P. Morgan since 1992.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN SHORT TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Short Term Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 6 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                1994             1995               1996           1997         1998          1999
20%




                                                                 10.58
10%
                                                                                                                6.84
                                                                                                   6.14
                                                                                    4.94
                                                                                                                              2.81

0%                                              0.11
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan Short Term Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.41% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.54% (for the quarter ended 3/31/94).



Average annual total return            Shows performance over time, for periods ended December 31, 1999
--------------------------------------------------------------------------------------------------------
                                                              Past 1 yr.   Past 5 yrs.   Life of fund(1)
J.P. Morgan Short Term Bond Fund (after expenses)               2.81          6.23           5.06
--------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index (no expenses)             3.06          6.51           5.42
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                            0.25
Marketing (12b-1) fees                                                     none
Other expenses                                                             0.55
--------------------------------------------------------------------------------
Total operating expenses                                                   0.80

Fee waiver and expense
reimbursement(4)                                                           0.20
--------------------------------------------------------------------------------
Net expenses(4)                                                            0.60
--------------------------------------------------------------------------------

Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                1 yr.      3 yrs.      5 yrs.    10 yrs.
Your cost($)                     61         235         425        971
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/8/93 and returns reflect performance of the fund from 7/31/93.

(2)   The fund's fiscal year end is 10/31.


(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.

(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.60% of the fund's average daily net assets through 2/28/01. Actual net expenses for the fiscal year ended 10/31/99 were 0.57% of the fund's average daily net assets.


                                            J.P. MORGAN SHORT TERM BOND FUND | 3

J.P. MORGAN BOND FUND                            | TICKER SYMBOL: PPBDX
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                                   (J.P. MORGAN BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 17.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17.


To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund may use futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund's mortgage-backed investments involve risk of losses due to default or to prepayments that occur earlier or later than expected. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $29 billion using similar strategies as the fund.


The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984, and John Snyder, vice president, who has been at J.P. Morgan since 1993. Mr. Tennille and Ms. Plaehn have been on the team since January of 1994. Mr. Snyder has been a fixed income portfolio manager since joining J.P. Morgan.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

4 | J.P. MORGAN BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (UNAUDITED)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years and compare to those of the Salomon Smith Barney Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                 1990         1991        1992        1993         1994         1995         1996       1997        1998        1999
20%
                                                                                18.17


                              13.45

10%              10.09
                                                      9.87
                                                                                                        9.13
                                                                                                                    7.36
                                          6.53
                                                                                             3.13
0%----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              (0.73)
                                                                   (2.97)



(10%)

[ ]  J.P. Morgan Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.25% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.39% (for the quarter ended 3/31/94).



Average annual total return (%)                                     Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Past 1 yr.    Past 5 yrs.    Past 10 yrs.(1)
J.P. Morgan Bond Fund (after expenses)                                                    (0.73)         7.23            7.23
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade Bond Index (no expenses)                      (0.83)         7.74            7.65
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.39
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          0.69
--------------------------------------------------------------------------------


Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                         1 yr.      3 yrs.    5 yrs.      10 yrs.


Your cost($)              70         221       384          859
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. Returns for the period 1/1/90 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.


(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


                                                       J.P. MORGAN BOND FUND | 5

J.P. MORGAN GLOBAL STRATEGIC
INCOME FUND                         | TICKER SYMBOL: JPGSX
--------------------------------------------------------------------------------
                                      REGISTRANT: J.P. MORGAN FUNDS
                                      (J.P. MORGAN GLOBAL STRATEGIC INCOME FUND)


[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank) that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). For a description of duration, please see fixed income investment process on page 17. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the process described on page 17, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

Principal Risks

The fund's share price and total return will vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds. The fund may engage in frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

MODEL SECTOR ALLOCATION

                            9% international
                            non-dollar
                            (range 0-25%)

35% public/private                                  13% public/private
         mortgages                                  corporates
    (range 20-45%)                                  (range 5-25%)
                            [PIE CHART]
                                                    16% emerging
27% high yield                                      markets
    corporates                                      (range 0-25%)
(range 17-37%)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $3 billion using similar strategies as the fund.


The portfolio management team is led by Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. He has been on the team since the fund's inception.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


6 | J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Global Strategic Income Fund.


The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last 2 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unmanaged index used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                                                      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                1998        1999
20%




10%


                                                                                                                2.31
                                                                                                                            2.08
0%
------------------------------------------------------------------------------------------------------------------------------------


[ ]  J.P. Morgan Global Strategic Income Fund


For the period covered by this total return chart, the fund's highest quarterly return was 3.04% (for the quarter ended 3/31/98); and the lowest quarterly return was -1.58% (for the quarter ended 9/30/98).



Average annual total return                                         Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Past 1 yr.       Life of fund(1)
J.P. Morgan Global Strategic Income Fund (after expenses)                                     2.08               5.03
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (no expenses)                                           (0.83)              6.49
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.45
Marketing (12b-1) fees                                                      none
Other expenses                                                              1.09
--------------------------------------------------------------------------------
Total operating expenses                                                    1.54

Fee waiver and expense
reimbursement(4)                                                            0.54
--------------------------------------------------------------------------------
Net expenses(4)                                                             1.00
--------------------------------------------------------------------------------

Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                               1 yr.    3 yrs.    5 yrs.    10 yrs.
Your cost($)                    102      433       788       1,789
--------------------------------------------------------------------------------


(1) The fund commenced operations on 11/5/97. For the period 3/31/97 through 11/30/97, returns reflect performance of the J.P. Morgan Institutional Global Strategic Income Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore these returns may be higher than the fund's would have been had it existed during the same period.

(2)   The fund's fiscal year end is 10/31.


(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 1.00% of the fund's average daily net assets through 2/28/01.


                                    J.P. MORGAN GLOBAL STRATEGIC INCOME FUND | 7

J.P. MORGAN EMERGING
MARKETS DEBT FUND                     | TICKER SYMBOL: JEMDX
--------------------------------------------------------------------------------
                                        REGISTRANT: J.P. MORGAN FUNDS
                                        (J.P. MORGAN EMERGING MARKETS DEBT FUND)


[GRAPHIC OMITTED]
RISKS/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APROACH

Principal Strategies

The fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most Western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Plus. For a description of duration, please see fixed income investment process on page 17. The fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories (or are the unrated equivalent).

In addition to the investment process described on page 17, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

Principal Risks

The fund's share price and total return will vary in response to changes in emerging bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the fund concentrates its investments in a small number of countries. Emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains. Since the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $2.7 million using similar strategies as the fund.

The portfolio management team is led by Michael Cembalest, managing director, who has been at J.P. Morgan from 1988 to January 1998 and since June 1998, and Paul Dickson, vice president, who has been at J.P. Morgan since November 1999. Prior to joining the portfolio management team, Mr. Cembalest was responsible for sovereign debt analysis in the emerging markets group. From January 1998 to June 1998, Mr. Cembalest was a portfolio manager at Morgan Stanley. Previously, Mr. Dickson was the senior emerging markets debt strategist at Lehman Brothers. From 1993 to 1997, Mr. Dickson served as a strategist with Chase Manhattan Bank.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


8 | J.P. MORGAN EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Emerging Markets Debt Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last 2 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the Emerging Markets Bond Index Global. This is a broad-based unmanaged index which tracks total return for U.S. dollar denominated emerging markets debt, including Brady bonds, Eurobonds and loans. Previously, the fund's benchmark was the Emerging Markets Bond Index Plus.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                                                      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998        1999
40%


                                                                                                                      25.97

20%




0%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          (15.93)

(20%)


[ ] J.P. Morgan Emerging Market Debt Fund


For the period covered by this total return chart, the fund's highest quarterly return was 14.16% (for the quarter ended 12/31/99) and the lowest quarterly return was -21.73% (for the quarter ended 9/30/98).



Average annual total return (%)                                      Shows performance over time, for period ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Past 1 yr.     Life of fund(1)
J.P. Morgan Emerging Market Debt Fund (after expenses)                                               25.97            3.46
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond Index Global (no expenses)                                                     24.19            6.41
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond Index Plus (no expenses)                                                       25.98            6.24
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.70
Marketing (12b-1) fees                                                      none
Other expenses                                                              1.81
--------------------------------------------------------------------------------
Total operating expenses                                                    2.51

Fee waiver and expense
reimbursement(4)                                                            1.26
--------------------------------------------------------------------------------
Net expenses(4)                                                             1.25
--------------------------------------------------------------------------------


Expense example(4)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 8/1/99 through 11/28/00 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                              1 yr.     3 yrs.     5 yrs.     10 yrs.
Your cost($)                   127       661       1,222       2,751
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/17/97 and returns reflect performance of the fund from 4/30/97.

(2) The fund's fiscal year end is 7/31. Prior to 1999, the fund's fiscal year end was 12/31.

(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.

(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 1.25% of the fund's average daily net assets through 11/28/00.


                                      J.P. MORGAN EMERGING MARKETS DEBT FUND | 9

J.P. MORGAN TAX EXEMPT
BOND FUND                                   | TICKER SYMBOL: PPTBX
--------------------------------------------------------------------------------
                                              REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in high quality municipal securities that it believes have the potential to provide high current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 17.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


10 | J.P. MORGAN TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Exempt Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index, the fund's current benchmark. Since this index has not been in existence during all of the past ten years, the table also shows the performance of the Lehman Quality Intermediate Municipal Bond Index, the fund's previous benchmark. Both are unmanaged indices that measure municipal bond market performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                    1990        1991        1992       1993        1994        1995         1996       1997        1998        1999
20%




                                                                               13.40


                                10.92
10%
                                                       9.58
                                            7.47                                                       7.42
                    6.87
                                                                                                                   5.47

                                                                                            3.54


0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              (0.88)

                                                                   (2.70)





(10%)


[ ]  J.P. Morgan Tax Exempt Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.09% (for the quarter ended 3/31/95); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).



Average annual total return (%)                                     Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Past 1 yr.   Past 5 yrs.   Past 10 yrs.(1)
J.P. Morgan Tax Exempt Bond Fund (after expenses)                                         (0.88)        5.69           6.00
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index  (no expenses)                             (0.06)        6.32            N/A
------------------------------------------------------------------------------------------------------------------------------------
Lehman Quality Intermediate Municipal Bond Index (no expenses)                             0.30         6.25           6.60
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.38
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                          0.68
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                       1 yr.    3 yrs.    5 yrs.    10 yrs.
Your cost($)                            69       218       379        847
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/12/93. For the period 1/1/90 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund.

(2) The fund's fiscal year end is 7/31. Prior to 1999, the fund's fiscal year end was 8/31.


(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


                                           J.P. MORGAN TAX EXEMPT BOND FUND | 11

J.P. MORGAN NEW YORK
TAX EXEMPT BOND FUND               | TICKER SYMBOL: PPNYX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN FUNDS
                                     (J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York state and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


12 | J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan New York Tax Exempt Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 5 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)                                                         Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            1995         1996       1997        1998        1999
20%


                                                                           13.03

10%
                                                                                                    7.41
                                                                                                                5.39
                                                                                         3.96

0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            (0.84)



(10%)


[ ] J.P. Morgan New York Tax Exempt Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.80% (for the quarter ended 3/31/95) and the lowest quarterly return was -1.83% (for the quarter ended 6/30/99).



Average annual total return (%)                                     Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Past 1 yr.       Life of fund(1)
J.P. Morgan New York Tax Exempt Bond Fund (after expenses)                                          (0.84)             5.06
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                                        (0.06)             5.95
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.48
--------------------------------------------------------------------------------
Total operating expenses                                                    0.78

Fee waiver and expense
reimbursement(4)                                                            0.08
--------------------------------------------------------------------------------
Net expenses(4)                                                             0.70
--------------------------------------------------------------------------------


Expense example(4)
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 8/1/99 through 11/28/00 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                              1 yr.       3 yrs.       5 yrs.       10 yrs.
Your cost($)                   72          241          425           959
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/11/94 and returns reflect performance of the fund from 4/30/94.


(2) The fund's fiscal year end is 7/31. Prior to 1999, the fund's fiscal year end was 3/31.

(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.


(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.70% of the fund's average daily net assets through 11/28/00.


                                  J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND | 13

J.P. MORGAN CALIFORNIA
BOND FUND                    | TICKER SYMBOL: JPCBX
--------------------------------------------------------------------------------
                               REGISTRANT: J.P. MORGAN SERIES TRUST
                               (J.P. MORGAN CALIFORNIA BOND FUND: SELECT SHARES)


[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


14 | J.P. MORGAN CALIFORNIA BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan California Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 3 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)                                                                      Shows changes in returns by calendar year(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              1997        1998        1999
10%

                                                                                              7.61

                                                                                                          5.48
5%




0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (0.78)



(10%)


[ ] J.P. Morgan California Bond Fund: Select Shares(1) (a separate class of shares)


For the period covered by this total return chart, the fund's highest quarterly return was 3.46% (for the quarter ended 9/30/98) and the lowest quarterly return was -2.02% (for the quarter ended 6/30/99).



Average annual total return (%)                                      Shows performance over time, for period ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Past 1 yr.    Life of fund(1)
J.P. Morgan California Bond Fund: Select Shares (a separate class of shares) (after expenses)          (0.78)           4.04
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                                           (0.06)           4.66
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.30
Marketing (12b-1) fees                                                      none
Other expenses(4)                                                           0.57
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                                       0.87
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                              1 yr.      3 yrs.     5 yrs.       10 yrs.

Your cost($)                   89         278        482          1,073
--------------------------------------------------------------------------------


     (1) The fund commenced operations on 4/21/97 and returns reflect the performance of the fund from 5/1/97 forward. For the period 1/1/97 through 4/30/97, returns reflect the performance of J.P. Morgan California Bond Fund:
Institutional Shares (a separate class of shares). Performance during this period reflects operating expenses which are lower than those of the fund. Accordingly, performance returns for the fund would have been lower if an investment had been made in the fund during the same time period.


(2)   The fund's fiscal year end is 4/30.

(3) This table shows expenses for the past fiscal year before reimbursement, expressed as a percentage of average net assets.

(4) After reimbursement, other expenses and total operating expenses are 0.35% and 0.65%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                                           J.P. MORGAN CALIFORNIA BOND FUND | 15

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN FIXED INCOME FUNDS

These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS

The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o the types of securities they hold

o the tax status of the income they offer

o the relative emphasis on current income versus total return

Who May Want to Invest
--------------------------------------------------------------------------------

The funds are designed for investors who:

o     want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o     want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California

The funds are not designed for investors who:

o     are investing for aggressive long-term growth

o     require stability of principal

o with regard to the Global Strategic Income or Emerging Markets Debt funds, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA

Potential risk and return

[The following table was represented as an x-y chart in the printed material.]

Lower Risk, Lower Return (after taxes)
               |
               |                                Short Term Bond Fund
               |
               |                                Bond Fund
               |
               |                                Tax Exempt Bond Fund*
               |
               |                                New York Tax Exempt Bond Fund*
               |                                California Bond Fund*
               |
               |                                Global Strategic Income Fund
               |
               |                                Emerging Markets Debt Fund
               V
Higher Risk, Higher Return (after taxes)

The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.


16 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas, and when consistent with a fund's investment approach, takes positions in many different areas, helping the funds to limit exposure to concentrated sources of risk.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC OMITTED]
The funds invest across a range of
     different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC OMITTED]
Each fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.

 [GRAPHIC OMITTED]
 J.P. Morgan uses a disciplined process
     to control each fund's sensitivity
                      to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. Each fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.


                                           FIXED INCOME MANAGEMENT APPROACH | 17

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

  State Street Bank & Trust Company
  Routing number: 011-000-028
  Credit: J.P. Morgan Funds
  Account number: 9904-226-9
  FFC: your account number, name of registered owner(s) and fund name

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with your completed application to the Transfer Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange

o Call the Shareholder Services Agent to effect an exchange.


18 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption In Kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------
Transfer Agent                                  Shareholder Services Agent
State Street Bank and Trust Company             J.P. Morgan Funds Services
P.O. Box 8411                                   522 Fifth Avenue
Boston, MA 02266-8411                           New York, NY 10036
Attention: J.P. Morgan Funds Services           1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 19

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
  Transaction                       Tax status

  Income dividends from the         Exempt from federal, state,
  New York Tax Exempt Bond          and New York City personal
  Fund                              income taxes for New York
                                    residents only

  Income dividends from the         Exempt from federal and state
  California Bond Fund              personal income taxes for
                                    California residents only

  Income dividends from the         Exempt from federal personal
  Tax Exempt Bond Fund              income taxes

  Income dividends from             Ordinary income
  all other funds

  Short-term capital gains          Ordinary income
  distributions

  Long-term capital gains           Capital gains
  distributions

  Sales or exchanges of             Capital gains or
  shares owned for more             losses
  than one year

  Sales or exchanges of             Gains are treated as ordinary
  shares owned for one year         income; losses are subject
  or less                           to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


20 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the California Bond Fund) is a series of J.P. Morgan Funds, a Massachusetts business trust, and a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers.

J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

  Advisory services            Percentage of the master
                               portfolio's average net assets

  Short Term Bond                      0.25%

  Bond                                 0.30%

  Global Strategic Income              0.45%

  Emerging Markets Debt                0.70%

  Tax Exempt Bond                      0.30%

  New York Tax Exempt Bond             0.30%

  Administrative services      Master portfolio's and fund's pro-
  (fee shared with Funds       rata portions of 0.09% of the
  Distributor, Inc.)           first $7 billion of average net
                               assets in J.P. Morgan-advised
                               portfolios, plus 0.04% of average
                               net assets over $7 billion

  Shareholder services         0.25% of each fund's average
                               net assets

The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:

  Advisory services            0.30% of the fund's average
                               net assets

  Administrative services      Fund's pro-rata portion of
  (fee shared with Funds       0.09% of the first $7 billion of
  Distributor, Inc.)           average net assets in J.P. Morgan-
                               advised portfolios, plus 0.04% of
                               average net assets over $7 billion

  Shareholder services         0.25% of the fund's average
                               net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.



                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

-----------------------------------------------------------------------------------------------------------------------------------
Potential risks                   Potential rewards               Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------------------
Market conditions

o Each fund's share price,        o Bonds have generally          o Under normal circumstances the funds plan to remain fully
  yield, and total return will      outperformed money market       invested in bonds and other fixed income securities as noted in
  fluctuate in response to          investments over the long       the table on pages 24-25
  bond market movements             term, with less risk than
                                    stocks                        o The funds seek to limit risk and enhance total return or yields
o The value of most bonds will                                      through careful management, sector allocation, individual
  fall when interest rates        o Most bonds will rise in         securities selection, and duration management
  rise; the longer a bond's         value when interest rates
  maturity and the lower its        fall                          o During severe market downturns, the funds have the option of
  credit quality, the more its                                      investing up to 100% of assets in investment-grade short-term
  value typically falls           o Mortgage-backed and             securities
                                    asset-backed securities can
o Adverse market conditions         offer attractive returns      o J.P. Morgan monitors interest rate trends, as well as
  may from time to time cause                                       geographic and demographic information related to
  a fund to take temporary                                          mortgage-backed securities and mortgage prepayments
  defensive positions that are
  inconsistent with its
  principal investment
  strategies and may hinder a
  fund from achieving its
  investment objective

o Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by,
  a pool of mortgages or other
  assets such as receivables)
  could generate capital
  losses or periods of low
  yields if they are paid off
  substantially earlier or
  later than anticipated

Credit quality

o The default of an issuer        o Investment-grade bonds have   o Each fund maintains its own policies for balancing credit
  would leave a fund with           a lower risk of default         quality against potential yields and gains in light of its
  unpaid interest or principal                                      investment goals
                                  o Junk bonds offer higher
o Junk bonds (those rated           yields and higher potential   o J.P. Morgan develops its own ratings of unrated securities and
  BB/Ba or lower) have a            gains                           makes a credit quality determination for unrated securities higher risk of default, tend
  to be less liquid, and may
  be more difficult to value

Foreign investments

o A fund could lose money         o Foreign bonds, which          o Foreign bonds are a primary investment only for the Global
  because of foreign                represent a major portion of    Strategic Income and Emerging Markets Debt funds and may be a
  government actions,               the world's fixed income        significant investment for the Short Term Bond and Bond funds;
  political instability, or         securities, offer attractive    the Tax Exempt Bond, New York Tax Exempt Bond and California
  lack of adequate and              potential performance and       Bond funds are not permitted to invest any assets in foreign
  accurate information              opportunities for               bonds
                                    diversification
o Currency exchange rate                                          o To the extent that a fund invests in foreign bonds, it may
  movements could reduce gains    o Favorable exchange rate         manage the currency exposure of its foreign investments
  or create losses                  movements could generate        relative to its benchmark, and may hedge a portion of its
                                    gains or reduce losses          foreign currency exposure into the U.S. dollar from time to
o Currency and investment                                           time (see also "Derivatives"); these currency management
  risks tend to be higher in      o Emerging markets can offer      techniques may not be available for certain emerging markets
  emerging markets                  higher returns                  investments

Management choices

o A fund could underperform       o A fund could outperform its   o J.P. Morgan focuses its active management on those areas where
  its benchmark due to its          benchmark due to these same     it believes its commitment to research can most enhance returns
  sector, securities or             choices                         and manage risks in a consistent way
  duration choices


22 | FUND DETAILS

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Potential risks                   Potential rewards               Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives

o Derivatives such as futures,    o Hedges that correlate well    o The funds use derivatives, such as futures, options, swaps and
  options, swaps and forward        with underlying positions       forward foreign currency contracts, for hedging and for risk
  foreign currency contracts        can reduce or eliminate         management (i.e., to adjust duration or yield curve exposure,
  that are used for hedging         losses at low cost              or to establish or adjust exposure to particular securities,
  the portfolio or specific                                         markets, or currencies); risk management may include management
  securities may not fully        o A fund could make money and     of a fund's exposure relative to its benchmark; the Tax Exempt
  offset the underlying             protect against losses if       Bond, New York Tax Exempt Bond and California Bond funds are
  positions(1) and this could       management's analysis proves    permitted to enter into futures and options transactions,
  result in losses to the fund      correct                         however, these transactions result in taxable gains or losses
  that would not have                                               so it is expected that these funds will utilize them
  otherwise occurred              o Derivatives that involve        infrequently; forward foreign currency contracts are not
                                    leverage could generate         permitted to be used by the Tax Exempt Bond, New York Tax
o Derivatives used for risk         substantial gains at low        Exempt Bond and California Bond funds
  management may not have the       cost
  intended effects and may                                        o The funds only establish hedges that they expect will be highly
  result in losses or missed                                        correlated with underlying positions
  opportunities
                                                                  o While the funds may use derivatives that incidentally involve
o The counterparty to a                                             leverage, they do not use them for the specific purpose of
  derivatives contract could                                        leveraging their portfolios
  default

o Certain types of derivatives
  involve costs to the funds
  which can reduce returns

o Derivatives that involve
  leverage could magnify
  losses

Securities lending

o When a fund lends a             o A fund may enhance income     o J.P. Morgan maintains a list of approved borrowers
  security, there is a risk         through the investment of
  that the loaned securities        the collateral received from  o The fund receives collateral equal to at least 100% of the
  may not be returned if the        the borrower                    current value of securities loaned
  borrower defaults
                                                                  o The lending agents indemnify a fund against borrower default
o The collateral will be
  subject to the risks of the                                     o J.P. Morgan's collateral investment guidelines limit the
  securities in which it is                                         quality and duration of collateral investment to minimize
  invested                                                          losses

                                                                  o Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings

o A fund could have difficulty    o These holdings may offer      o No fund may invest more than 15% of net assets in illiquid
  valuing these holdings            more attractive yields or       holdings
  precisely                         potential growth than
                                    comparable widely traded      o To maintain adequate liquidity to meet redemptions, each fund
o A fund could be unable to         securities                      may hold investment-grade short-term securities (including
  sell these holdings at the                                        repurchase agreements and reverse purchase agreements) and, for
  time or price desired                                             temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

When-issued and delayed
delivery securities

o When a fund buys securities     o A fund can take advantage of  o Each fund uses segregated accounts to offset leverage risk
  before issue or for delayed       attractive transaction
  delivery, it could be             opportunities
  exposed to leverage risk if
  it does not use segregated
  accounts

Short-term trading


o Increased trading would         o A fund could realize gains    o The funds may use short-term trading to take advantage of
  raise a fund's transaction        in a short period of time       attractive or unexpected opportunities or to meet demands
  costs                                                             generated by shareholder activity. The turnover rate for each
                                  o A fund could protect against    fund for its most recent fiscal year end is as follows: Short
o Increased short-term capital      losses if a bond is             Term Bond (398%), Bond (465%), Global Strategic Income (318%),
  gains distributions would         overvalued and its value        Emerging Markets Debt, for the seven months ended 7/31/99
  raise shareholders' income        later falls                     (555%), Tax Exempt Bond, for the eleven months ended 7/31/99
  tax liability                                                     (29%), New York Tax Exempt Bond, for the four months ended
                                                                    7/31/99 (8%), and California Bond (40%).


(1)   A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 23

--------------------------------------------------------------------------------

Investments

This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

O   Permitted (and if applicable, percentage limitation)
         percentage of total assets   - bold
         percentage of net assets     - italic
*   Permitted, but not typically used
+   Permitted, but no current intention of use
--  Not permitted


                                                                              Global     Emerging    Tax      New York
                                                        Short Term           Strategic   Markets    Exempt   Tax Exempt   California
                           Principal Types of Risk         Bond       Bond    Income       Debt      Bond       Bond         Bond
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities      credit, interest
Interests in a stream of     rate, market,
payments from specific       prepayment                     O           O        O          *         *          *            *
assets, such as auto or
credit card receivables.
------------------------------------------------------------------------------------------------------------------------------------
Bank obligations             credit, currency,
Negotiable certificates      liquidity, political
of deposit, time deposits                                   O(1)        O(1)     O          O         *          *            *
and bankers' acceptances                                                                            Domestic  Domestic     Domestic
of domestic and foreign                                                                               Only      Only         Only
issuers.
------------------------------------------------------------------------------------------------------------------------------------
Commercial paper             credit, currency,
Unsecured short term debt    interest rate,
issued by domestic and       liquidity, market,
foreign banks or             political                      O(1)        O(1)     *          *         O          O            O
corporations. These
securities are usually
discounted and are rated
by S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities       credit, currency,
Domestic and foreign debt    interest rate,
securities that can be       liquidity, market,             O(1)        O(1)     *          O         --         --           --
converted into equity        political, valuation
securities at a future
time and price.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds Debt         credit, currency,
securities of domestic       interest rate,
and foreign industrial,      liquidity, market,             O(1)        O(1)     O          O         --         --           --
utility, banking, and        political, valuation
other financial
institutions.
------------------------------------------------------------------------------------------------------------------------------------
Mortgages (directly held)    credit,
Domestic debt instrument     environmental,
which gives the lender a     extension, interest
lien on property as          rate, liquidity,               O           O        O          +         +          +            +
security for the loan        market, natural
payment.                     event, political,
                             prepayment,
                             valuation
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed              credit, currency,
securities Domestic and      extension, interest
foreign securities (such     rate, leverage,
as Ginnie Maes, Freddie      market, political,
Macs, Fannie Maes) which     prepayment
represent interests in                                      O(1)        O(1)     O          *         --         --           --
pools of mortgages,
whereby the principal and
interest paid every month
is passed through to the
holder of the securities.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls The    currency, extension,
purchase of domestic or      interest rate,
foreign mortgage-backed      leverage, liquidity,
securities with the          market, political,
promise to purchase          prepayment
similar securities upon                                     O(1)        O(1)     O          --        --         --           --
the maturity of the                                        33 1/3%     33 1/3%  33 1/3%
original security.
Segregated accounts are
used to offset leverage
risk.
------------------------------------------------------------------------------------------------------------------------------------
Participation interests      credit, currency,
Interests that represent     extension, interest
a share of domestic or       rate, liquidity,               O(1)        O(1)     O          O         --         --           --
foreign bank debt or         political,
similar securities or        prepayment
obligations.
------------------------------------------------------------------------------------------------------------------------------------
Private placements Bonds     credit, interest
or other investments that    rate, liquidity,
are sold directly to an      market, valuation              O           O        O          O         O          O            O
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------
REITs and other              credit, interest
real-estate related          rate, liquidity,
instruments Securities of    market, natural                O           O        O          --        --         --           --
issuers that invest in       event, prepayment,
real estate or are           valuation
secured by real estate.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements        credit
Contracts whereby the
fund agrees to purchase a
security and resell it to                                   O           O        O          O         *          *            *
the seller on a
particular date and at a
specific price.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase           credit
agreements Contracts
whereby the fund sells a
security and agrees to                                      O(3)        O(3)     O(3)       O(3)      *(3)       *(3)         *(3)
repurchase it from the
buyer on a particular
date and at a specific
price. Considered a form
of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt, Brady        credit, currency,
bonds, and debt of           interest rate,
supranational                market, political
organizations Dollar- or
non-dollar-denominated
securities issued by                                        O(1)        O(1)     O          O         --         --           --
foreign governments or
supranational
organizations. Brady
bonds are issued in
connection with debt
restructurings.
------------------------------------------------------------------------------------------------------------------------------------
Swaps Contractual            credit, currency,
agreement whereby a          interest rate,
domestic or foreign party    leverage, market,
agrees to exchange           political                      O(1)        O(1)     O          O         O          --           --
periodic payments with a
counterparty. Segregated
accounts are used to
offset leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Synthetic variable rate      credit, interest
instruments Debt             rate, leverage,
instruments whereby the      liquidity, market
issuer agrees to exchange                                   --          --       --         --        O          O            O
one security for another
in order to change the
maturity or quality of a
security in the fund.
------------------------------------------------------------------------------------------------------------------------------------
Tax exempt municipal         credit, interest
securities Securities,       rate, market,
generally issued as          natural event,
general obligation and       political
revenue bonds, whose                                        *           *        --         --        O(2)       O(2)         O(2)
interest is exempt from
federal taxation and
state and/or local taxes
in the state where the
securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government              interest rate
securities Debt
instruments (Treasury
bills, notes, and bonds)                                    O           O        O          O         O          O            O
guaranteed by the U.S.
government for the timely
payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon, pay-in-kind,    credit, currency,
and deferred payment         interest rate,
securities Domestic and      liquidity, market,
foreign securities           political, valuation
offering non-cash or
delayed-cash payment.                                       O(1)        O(1)     O          O         O          O            O
Their prices are
typically more volatile
than those of some other
debt instruments and
involve certain special
tax considerations.
------------------------------------------------------------------------------------------------------------------------------------


Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.


(2) At least 65% of the California Bond Fund's assets must be in California municipal securities, at least 65% of the New York Tax Exempt Bond Fund's assets must be in New York municipal securities, and at least 80% of the New York Tax Exempt and Tax Exempt Bond Funds' assets must be in tax exempt securities.


(3) All forms of borrowing (including securities lending and reverse repurchase agreements) in the aggregate may not exceed 33 1/3 of the fund's total assets.


24 & 25 | FUND DETAILS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

--------------------------------------------------------------------------------

J.P. MORGAN SHORT TERM BOND FUND


Per-share data                                                               For fiscal years ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1995           1996           1997           1998           1999
Net asset value, beginning of year ($)                             9.60           9.84           9.86           9.85           9.98
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                       0.57           0.53           0.58           0.56           0.57
   Net realized and unrealized gain (loss)
   on investment ($)                                               0.24           0.02          (0.01)          0.13          (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                               0.81           0.55           0.57           0.69           0.26
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                      (0.57)         (0.53)         (0.58)         (0.56)         (0.51)
   Net realized gain ($)                                             --             --             --             --          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                           (0.57)         (0.53)         (0.58)         (0.56)         (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                   9.84           9.86           9.85           9.98           9.68
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                   8.70           5.77           5.98           7.24           2.70
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                            10,330          8,207         14,519         30,984         38,714
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                0.67           0.62           0.50           0.50           0.57
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                       5.88           5.42           5.94           5.66           5.24
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                              1.48           1.61           1.38           0.98           0.80
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.
(2)   Annualized.


26 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

J.P. MORGAN BOND FUND


Per-share data                                                               For fiscal years ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                               1995            1996            1997            1998            1999
Net asset value, beginning of year ($)                         9.64           10.41           10.30           10.42           10.59
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                   0.64            0.62            0.66            0.65            0.58
   Net realized and unrealized gain (loss)
   on investment ($)                                           0.77           (0.11)           0.18            0.17           (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                           1.41            0.51            0.84            0.82           (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                  (0.64)          (0.62)          (0.65)          (0.65)          (0.59)
   Net realized gain ($)                                         --              --           (0.07)             --           (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (0.64)          (0.62)          (0.72)          (0.65)          (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                              10.41           10.30           10.42           10.59            9.87
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                              15.10            5.13            8.58            8.06           (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                       143,004         149,207         169,233         216,285         234,874
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                            0.69            0.66            0.68            0.66            0.69
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                   6.40            6.08            6.41            6.14            5.72
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                          0.69            0.66            0.68            0.66            0.69
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   Not annualized.
(2)   Annualized.

--------------------------------------------------------------------------------

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND


Per-share data                                                                                   For fiscal periods ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1998(1)              1999
Net asset value, beginning of period ($)                                                                 10.21                 9.77
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                                              0.70                 0.60
   Net realized and unrealized loss
   on investment ($)                                                                                     (0.49)               (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                                      0.21                 0.22
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                                                             (0.63)               (0.59)
   Return of capital                                                                                     (0.02)                  --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                                  (0.65)               (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                                        9.77                 9.40
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                          1.97(2)              2.26
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                 10,166                9,073
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                                       1.00(3)              1.00
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                                              6.24(3)              6.35
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                                     1.89(3)              1.54
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 11/5/97.
(2)   Not annualized.
(3)   Annualized.


                                                               FUND DETAILS | 27

--------------------------------------------------------------------------------

J.P. MORGAN EMERGING MARKETS DEBT FUND


                                                                                                                      For the seven
                                                                                                                             months
Per-share data                                                                           For periods ended                    ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     12/31/97(1)        12/31/98            7/31/99
Net asset value, beginning of period ($)                                                10.00               9.76             7.30
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                             0.58               1.15             0.49
   Net realized and unrealized loss
   on investment ($)                                                                    (0.05)             (2.64)            0.02
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                     0.53              (1.49)            0.51
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                                            (0.58)             (0.81)           (0.52)
   Excess of net investment income ($)                                                  (0.02)             (0.16)              --
   Net realized gain ($)                                                                (0.17)               .--               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                 (0.77)             (0.97)           (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                       9.76               7.30             7.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                         5.47(2)          (15.93)            7.27(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                11,978             19,313           26,216
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                      1.25(3)            1.25             1.25(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                             9.71(3)           10.05            12.28(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                    2.40(3)            2.09             2.51(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Interest Expense                                                                        --                 --             0.02(3)
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 4/17/97.
(2)   Not annualized.
(3)   Annualized.

--------------------------------------------------------------------------------

J.P. MORGAN TAX EXEMPT BOND FUND

                                                                                                                      For the 11
                                                                                                                          months
Per-share data                                                            For periods ended                                ended
------------------------------------------------------------------------------------------------------------------------------------
                                              8/31/94        8/31/95        8/31/96        8/31/97        8/31/98        7/31/99
Net asset value, beginning of period ($)        12.04          11.45          11.73          11.63          11.85          12.15
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                     0.51           0.55           0.55           0.55           0.54           0.46
   Net realized and unrealized gain (loss)
   on investment ($)                            (0.35)          0.29          (0.08)          0.24           0.30          (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)             0.16           0.84           0.47           0.79           0.84           0.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                    (0.51)         (0.55)         (0.55)         (0.55)         (0.54)          0.46
   Net realized gain ($)                        (0.24)         (0.01)         (0.02)         (0.02)         (0.00)(1)      (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)         (0.75)         (0.56)         (0.57)         (0.57)         (0.54)         (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)              11.45          11.73          11.63          11.85          12.15          11.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 1.35           7.63           4.01           6.95           7.21           0.83(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)       392,460        352,005        369,987        401,007        439,225        431,685
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                              0.71           0.71           0.64           0.64           0.64           0.68(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                     4.39           4.87           4.67           4.67           4.44           4.21(3)
   ---------------------------------------------------------------------------------------------------------------------------------

(1)   Less than $0.01 per share.
(2)   Not annualized.
(3)   Annualized.


28 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

                                                                                                                     For the four
                                                                                                                           months
Per-share data                                                             For periods ended                                ended
------------------------------------------------------------------------------------------------------------------------------------
                                                 3/31/95(1)       3/31/96       3/31/97       3/31/98       3/31/99       7/31/99
Net asset value, beginning of period ($)          10.00            10.11         10.34         10.28         10.62         10.66
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                       0.40             0.46          0.46          0.46          0.42          0.13
   Net realized and unrealized gain (loss)
   on investment ($)                               0.11             0.26         (0.03)         0.40          0.14         (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)               0.51             0.72          0.43          0.86          0.56         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                      (0.40)           (0.46)        (0.46)        (0.46)        (0.42)        (0.13)
   Net realized gain ($)                             --            (0.03)        (0.03)        (0.06)        (0.10)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)           (0.40)           (0.49)        (0.49)        (0.52)        (0.52)        (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                10.11            10.34         10.28         10.62         10.66         10.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                   5.26(2)          7.16          4.19          8.49          5.39         (1.41)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)          38,137           50,523        56,198        85,161       119,152       115,690
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                0.75(3)          0.75          0.75          0.71          0.70          0.70(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                       4.31(3)          4.43          4.44          4.33          3.95          3.82(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)              0.97(3)          0.79          0.81          0.77          0.74          0.78(3)
   ---------------------------------------------------------------------------------------------------------------------------------

(1)   The fund commenced operations on 4/11/94.
(2)   Not annualized.
(3)   Annualized.

--------------------------------------------------------------------------------

J.P. MORGAN CALIFORNIA BOND FUND-SELECT SHARES


                                                                                                                      For the six
                                                                                                                           months
Per-share data                                                                    For fiscal periods ended                  ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                          4/30/97(1)        4/30/98       4/30/99        10/31/99
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                                   10.00             10.04          10.35          10.57
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                0.01              0.41           0.40           0.20
   Net realized and unrealized gain (loss)
   on investment ($)                                                        0.04              0.31           0.26          (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                        0.05              0.72           0.66          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income ($)                                                  (0.01)            (0.41)         (0.40)         (0.20)
   Net realized gain ($)                                                      --                --          (0.04)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                    (0.01)            (0.41)         (0.44)         (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                         10.04             10.35          10.57          10.18
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                            0.51(2)           7.20           6.43          (1.84)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                      302             5,811         17,391         15,209
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                         0.62(3)           0.65           0.65           0.65(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                4.52(3)           3.94           3.76           3.76(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                       1.17(3)           1.00           0.87           0.83(3)
   ---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover (%)                                                     40                44             40           0.54
   ---------------------------------------------------------------------------------------------------------------------------------


(1)   The fund commenced operations on 4/21/97.
(2)   Not annualized.
(3)   Annualized.


                                                               FUND DETAILS | 29

--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Short Term Bond Fund .......................811-07340 and 033-54632
J.P. Morgan Bond Fund ..................................811-07340 and 033-54632
J.P. Morgan Global Strategic Income Fund ...............811-07340 and 033-54632
J.P. Morgan Emerging Markets Debt Fund .................811-07340 and 033-54632
J.P. Morgan Tax Exempt Bond Fund .......................811-07340 and 033-54632
J.P. Morgan New York Tax Exempt Bond Fund ..............811-07340 and 033-54632
J.P. Morgan California Bond Fund .......................811-07795 and 333-11125

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                     Distributor
J.P. Morgan Investment Management Inc.      Funds Distributor, Inc.
522 Fifth Avenue                            60 State Street
New York, NY 10036                          Boston, MA 02109
1-800-521-5411                              1-800-221-7930

--------------------------------------------------------------------------------
                                                      March 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------


J.P. MORGAN INSTITUTIONAL
FIXED INCOME FUNDS

Short Term Bond Fund
Bond Fund
Global Strategic Income Fund
Tax Exempt Bond Fund
New York Tax Exempt Bond Fund
California Bond Fund

                                     -------------------------------------------
                                     Seeking high total return or current income by investing primarily in fixed income securities.

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------
2 | Each fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS
J.P. Morgan Institutional Short Term Bond Fund ............................   2
J.P. Morgan Institutional Bond Fund .......................................   4
J.P. Morgan Institutional Global Strategic Income Fund ....................   6
J.P. Morgan Institutional Tax Exempt Bond Fund ............................   8
J.P. Morgan Institutional New York Tax Exempt Bond Fund ...................  10
J.P. Morgan Institutional California Bond Fund ............................  12

14 | Principles and techniques common to the funds in this prospectus

FIXED INCOME MANAGEMENT APPROACH
J.P. Morgan ...............................................................  14
J.P. Morgan Institutional fixed income funds ..............................  14
The spectrum of fixed income funds ........................................  14
Who may want to invest ....................................................  14
Fixed income investment process ...........................................  15

16 | Investing in the J.P. Morgan Institutional Fixed Income funds

YOUR INVESTMENT
Investing through a financial professional ................................  16
Investing through an employer-sponsored retirement plan ...................  16
Investing through an IRA or rollover IRA ..................................  16
Investing directly ........................................................  16
Opening your account ......................................................  16
Adding to your account ....................................................  16
Selling shares ............................................................  17
Account and transaction policies ..........................................  17
Dividends and distributions ...............................................  18
Tax considerations ........................................................  18

19 | More about risk and the funds' business operations

FUND DETAILS
Business structure ........................................................  19
Management and administration .............................................  19
Risk and reward elements ..................................................  20
Investments ...............................................................  22
Financial highlights ......................................................  24

FOR MORE INFORMATION ................................................back cover

J.P. MORGAN INSTITUTIONAL
SHORT TERM BOND FUND                                        TICKER SYMBOL: JMSBX
--------------------------------------------------------------------------------
                                REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. For a description of duration, please see fixed income investment process on page 15.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 15.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $53 billion using similar strategies as the fund.

The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, and William G. Tennille, vice president, who joined the team in January 1994 and has been at J.P. Morgan since 1992.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Short Term Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 6 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)    Shows changes in returns by calendar year (1,2)
--------------------------------------------------------------------------------
                               1994     1995     1996     1997     1998    1999


20%



                                       10.80
10%


                                                                    7.04
                                                           6.40
                                                  5.10


                                                                            3.21

                                0.36
0%
--------------------------------------------------------------------------------


[_] J.P. Morgan Institutional Short Term Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.36% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.47% (for the quarter ended 3/31/94).



Average annual total return                            Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Past 1 yr.   Past 5 yrs.  Life of fund(1)
J.P. Morgan Institutional Short Term Bond Fund (after expenses)                               3.21         6.48          5.30
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index (no expenses)                                           3.06         6.51          5.42
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) %
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.25
Marketing (12b-1) fees                                                      none
Other expenses                                                              0.26
--------------------------------------------------------------------------------
Total operating expenses                                                    0.51

Fee waiver and expense
reimbursement(4)                                                            0.21
--------------------------------------------------------------------------------
Net expenses(4)                                                             0.30

Expense example (4)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                    1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)         31         142         264         620
--------------------------------------------------------------------------------


(1) The fund commenced operations on 9/13/93. For the period 7/31/93 through 9/30/93, life of fund returns reflect performance of the Pierpont Short Term Bond Fund.

(2)   The fund's fiscal year end is 10/31.


(3) The fund has a master/feeder structure as described on page 19. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.

(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.30% of the fund's average daily net assets through 2/28/01. Actual net expenses for the fiscal year ended 10/31/99 were 0.29% of the fund's average daily net assets.



                              J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND | 3

J.P. MORGAN INSTITUTIONAL BOND FUND                         TICKER SYMBOL: JMIBX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies

The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 15.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15.


To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund may use futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund's mortgage-backed investments involve risk of losses due to default or to prepayments that occur earlier or later than expected. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $29 billion using similar strategies as the fund.


The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984, and John Snyder, vice president, who has been at J.P. Morgan since 1993. Mr. Tennille and Ms. Plaehn have been on the team since January 1994. Mr. Snyder has been a fixed income portfolio manager since joining J.P. Morgan.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


4 | J.P. MORGAN INSTITUTIONAL BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Salomon Smith Barney Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)    Shows changes in returns by calendar year (1,2)
--------------------------------------------------------------------------------
            1990   1991   1992   1993   1994   1995   1996   1997   1998   1999



20%

                                               18.42



                  13.45


           10.09
10%
                                 9.98                       9.29

                                                                   7.54
                         6.53


                                                      3.30


0%
--------------------------------------------------------------------------------
                                                                          (0.55)

                                       (2.68)



(10%)

[ ] J.P. Morgan Institutional Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.30% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.38% (for the quarter ended 3/31/94).



Average annual total return (%)                               Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Past 1 yr.   Past 5 yrs.  Past 10 yrs.(1)
J.P. Morgan Institutional Bond Fund (after expenses)                                         (0.55)        7.41          7.37
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Investment Grade Bond Index (no expenses)                               (0.83)        7.74          7.05
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                            0.30
Marketing (12b-1) fees                                                     none
Other expenses                                                             0.21
--------------------------------------------------------------------------------
Total operating expenses                                                   0.51


Fee waiver and expense
reimbursement(4)                                                           0.01
--------------------------------------------------------------------------------
Net expenses(4)                                                            0.50
--------------------------------------------------------------------------------

Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 7/30/99 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                            1 yr.     3 yrs.    5 yrs.     10 yrs.
Your cost($)                 51        163       284         640
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/26/93. Returns for the period 1/1/90 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.


(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 19. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.

(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.50% of the fund's average daily net assets through 2/28/01.


                                         J.P. MORGAN INSTITUTIONAL BOND FUND | 5

J.P. MORGAN INSTITUTIONAL
GLOBAL STRATEGIC INCOME FUND                               TICKER SYMBOL:  JPIGX
--------------------------------------------------------------------------------
                        REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                        (J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies

The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank), that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). For a description of duration, please see fixed income investment process on page 15. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the process described on page 15, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

Principal Risks

The fund's share price and total return vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

Model Sector Allocation

    [THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS]

9% international non-dollar
(range 0-25%)

35% public/private mortgages
(range 20-45%)

13% public/private corporates
(range 5-25%)

16% emerging markets
(range 0-25%)

27% high yield corporates
(range 17-37%)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $3 billion using similar strategies as the fund.


The portfolio management team is led by Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. He has been on the team since the fund's inception.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


6 | J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Global Strategic Income Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares from year to year for each of the last 2 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unmanaged index used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.



Total return (%)                Shows changes in returns by calendar year (1,2)
--------------------------------------------------------------------------------
                                                           1998        1999


10%



5%

                                                           2.59        2.51

0%
--------------------------------------------------------------------------------


[_] J.P. Morgan Institutional Global Strategic Income Fund


For the period covered by this total return chart, the fund's highest quarterly return was 3.13% (for the quarter ended 3/31/98); and the lowest quarterly return was -1.45% (for the quarter ended 9/30/98).



Average annual total return                                 Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Past 1 yr.   Life of fund(1)
J.P. Morgan Institutional Global Strategic Income Fund (after expenses)                                   2.51           5.35
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (no expenses)                                                       (0.83)          6.49
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                            0.45
Marketing (12b-1) fees                                                     none
Other expenses                                                             0.33
--------------------------------------------------------------------------------
Total operating expenses                                                   0.78


Fee waiver and expense
reimbursement(4)                                                           0.13
--------------------------------------------------------------------------------
Net expenses(4)                                                            0.65

Expense example(4)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 7/30/99 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                   1 yr.        3 yrs.      5 yrs.     10 yrs.
Your cost($)                        66           236         420         954
--------------------------------------------------------------------------------


(1) The fund commenced operations on 3/14/97 and performance is calculated as of 3/31/97.

(2)   The fund's fiscal year is 10/31.


(3) The fund has a master/feeder structure as described on page 19. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.


(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.65% of the fund's average daily net assets through 2/28/01.


                      J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND | 7

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT BOND FUND                                       TICKER SYMBOL:  JITBX
--------------------------------------------------------------------------------
                                REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies

The fund invests primarily in high quality municipal securities that it believes have the potential to provide current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 15.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages Approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in May 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


8 | J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Exempt Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index, the fund's current benchmark. Since this index has not been in existence during all of the past ten years, the table also shows the performance of the Lehman Quality Intermediate Municipal Bond Index, the fund's previous benchmark. Both are unmanaged indices that measure municipal bond market performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)    Shows changes in returns by calendar year (1,2)
--------------------------------------------------------------------------------
            1990   1991   1992   1993   1994   1995   1996   1997   1998   1999


20%


                                              13.50
                  10.92
10%
                                 9.58

                         7.47                               7.58
            6.87                                                    5.65


                                                      3.71
0%
--------------------------------------------------------------------------------
                                                                          (0.75)

                                       (2.53)



(10%)


[_] J.P. Morgan Institutional Tax Exempt Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.16% (for the quarter ended 3/31/95); and the lowest quarterly return was 3.05% (for the quarter ended 3/31/94).




Average annual total return (%)                         Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Past 1 yr.   Past 5 yrs.   Past 10 yrs.(1)
J.P. Morgan Institutional Tax Exempt Bond Fund (after expenses)                             (0.75)        5.83           6.09
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                                (0.06)        6.32           6.63
------------------------------------------------------------------------------------------------------------------------------------
Lehman Quality Intermediate Municipal Bond Index (no expenses)                               0.30         6.25           7.79
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Marketing (12b-1) fees                                                    none
Other expenses                                                            0.23
--------------------------------------------------------------------------------
Total operating expenses                                                  0.53

Fee waiver and expense
reimbursement(4)                                                          0.03
--------------------------------------------------------------------------------
Net expenses(4)                                                           0.50
--------------------------------------------------------------------------------


Expense example (4)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 8/1/99 through 11/28/00 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                        1 yr.       3 yrs.        5 yrs.       10 yrs.
Your cost($)             51          167           293           662
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/12/93. For the period 1/1/90 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund, which commenced operations on 10/3/84.

(2) The fund's fiscal year end is 7/31. Prior to 1999, the fiscal year end was 8/31.

(3) The fund has a master/feeder structure as described on page 19. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of average net assets.


(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.50% of the fund's average daily net assets through 11/28/00.


                              J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND | 9

J.P. MORGAN INSTITUTIONAL NEW YORK
TAX EXEMPT BOND FUND                                       TICKER SYMBOL:  JPNTX
--------------------------------------------------------------------------------
                       REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                       (J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies

The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York State and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


10 | J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional New York Tax Exempt Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 5 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)    Shows changes in returns by calendar year (1,2)
--------------------------------------------------------------------------------
                                      1995     1996     1997     1998    1999



20%


                                     13.28
10%

                                                        7.68
                                                                 5.61
                                               4.21

0%
--------------------------------------------------------------------------------
                                                                         (0.73)


(10%)


[_] J.P. Morgan Institutional New York Tax Exempt Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.86% (for the quarter ended 3/31/95) and the lowest quarterly return was -1.78%(for the quarter ended 6/30/99).



Average annual total return (%)                      Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Past 1 yr.    Life of fund(1)
J.P. Morgan Institutional New York Tax Exempt Bond Fund (after expenses)                                (0.73)           5.30
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                                            (0.06)           5.95
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Marketing (12b-1) fees                                                    none
Other expenses                                                            0.29
--------------------------------------------------------------------------------
Total operating expenses                                                  0.59

Fee waiver and expense
reimbursement(4)                                                          0.09
--------------------------------------------------------------------------------
Net expenses(4)                                                           0.50
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 8/1/99 through 11/28/00 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                   1 yr.    3 yrs.   5 yrs.   10 yrs.
Your cost($)                        51       180      320       729
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/11/94, and returns reflect performance of the fund from 4/30/94.


(2) The fund's fiscal year end is 7/31. Prior to 1999 the fiscal year end was 3/31.

(3) The fund has a master/feeder structure as described on page 19. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of average net assets.


(4) Reflects an agreement dated 7/30/99 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.50% of the fund's average daily net assets through 11/28/00.


                    J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND | 11

J.P. MORGAN INSTITUTIONAL
CALIFORNIA BOND FUND                                        TICKER SYMBOL: JPICX
--------------------------------------------------------------------------------
                        REGISTRANT: J.P. MORGAN SERIES TRUST
                        (J.P. MORGAN CALIFORNIA BOND FUND: INSTITUTIONAL SHARES)

[GRAPHIC OMITTED]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
Principal Strategies

The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

Principal Risks

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $1.3 billion using similar strategies as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goal.

o     The fund does not represent a complete investment program.


12 | J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional California Bond Fund.


The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 3 calendar years.


The table indicates some of the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)    Shows changes in returns by calendar year (1,2)
--------------------------------------------------------------------------------
                                                    1997       1998       1999


10%

                                                    7.72

                                                               5.60
5%



0%
--------------------------------------------------------------------------------
                                                                          (0.61)


(5%)


[ ] J.P. Morgan California Bond Fund: Institutional Shares


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.44%(for the quarter ended 9/30/98) and the lowest quarterly return was -2.03% (for the quarter ended 6/30/99).



Average annual total return %                                  Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Past 1 yr.   Life of fund(1)
J.P. Morgan California Bond Fund:Institutional Shares (after expenses)                                    (0.61)          4.18
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                                              (0.06)          4.66
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) %
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                          0.30
Marketing (12b-1) fees                                                   none
Other expenses4                                                          0.42
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                                      40.72
--------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                             1 yr.     3 yrs.     5 yrs.      10 yrs.
Your cost($)                  74        230        401          894
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/23/96, and returns reflect performance of the fund from 12/31/96.

(2)   The fund's fiscal year end is 4/30.


(3) This table shows the fund's expenses for the past fiscal year, expressed as a percentage of average net assets.


(4) After reimbursement, other expenses and total operating expenses are 0.20%and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                             J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND | 13

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and approximately $349 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS

These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS

The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o the types of securities they hold

o the tax status of the income they offer

o the relative emphasis on current income versus total return


--------------------------------------------------------------------------------
Potential risk and return
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.

--------------------------------------------------------------------------------
Who May Want to Invest

The funds are designed for investors who:

o     want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o     want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California

The funds are not designed for investors who:

o     are investing for aggressive long-term growth

o     require stability of principal

o with regard to the Global Strategic Income Fund, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA


14 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the funds to limit exposure to concentrated sources of risk.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC OMITTED]
The funds invest across a range of
     different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC OMITTED]

Each fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.

[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process
    to control each fund's sensitivity
                     to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. Each fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.


                                           FIXED INCOME MANAGEMENT APPROACH | 15

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $5,000,000 for the Short Term Bond, Bond, Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds and $1,000,000 for the Global Strategic Income Fund and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

  By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

Morgan Guaranty Trust Company of New York-Delaware
Routing number: 031-100-238
Credit: J.P. Morgan Institutional Funds
Account number: 001-57-689
FFC: your account number, name of registered owner(s) and fund name

  By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

  By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange

o     Call the Shareholder Services Agent to effect an exchange.


16 | YOUR INVESTMENT

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone-- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

  By exchange

o     Call the Shareholder Services Agent to effect an exchange.

  Redemption In Kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

--------------------------------------------------------------------------------

Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue New
York, NY 10036
1-800-766-7722

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 17

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                   Tax status

Income dividends from the     Exempt from federal, state, and New York City
New York Tax Exempt Bond      personal income taxes for New York residents
Fund                          only


Income dividends from the     Exempt from federal and state personal income
California Bond Fund          taxes for California residents only

Income dividends from the     Exempt from federal personal income taxes
Tax Exempt Bond Fund

Income dividends from         Ordinary income
all other funds

Short-term capital gains      Ordinary income
distributions

Long-term capital gains       Capital gains
distributions

Sales or exchanges of         Capital gains or losses
shares owned for more
than one year

Sales or exchanges of         Gains are treated as ordinary income; losses are
shares owned for one year     subject to special rules
or less

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


18 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the California Bond Fund) is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


  Advisory services             Percentage of the master portfolio's average net
                                assets
  Short Term Bond                        0.25%
  Bond                                   0.30%
  Global Strategic Income                0.45%
  Tax Exempt Bond                        0.30%
  New York Tax Exempt Bond               0.30%

  Administrative services       Master portfolio's and fund's pro-rata portions
  (fee shared with Funds        of 0.09% of the first $7 billion in J.P.
  Distributor, Inc.)            Morgan-advised portfolios, plus 0.04% of average
                                net assets over $7 billion

  Shareholder services          0.10% of each fund's average net assets

The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:


  Advisory services             0.30% of the fund's average net assets

  Administrative services       Fund's pro-rata portion of 0.09% of the first
  (fee shared with Funds        $7 billion of average net assets in J.P.
  Distributor, Inc.)            Morgan-advised portfolios, plus 0.04% of average
                                assets over $7 billion

  Shareholder services          0.10% of the fund's average net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.



                                                               FUND DETAILS | 19

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

Potential risks                      Potential rewards                     Policies to balance risk and reward
--------------------------------------------------------------------------------------------------------------
Market conditions

o Each fund's share price,           o Bonds have generally                o Under normal circumstances
  yield, and total return will         outperformed money market             the funds plan to remain
  fluctuate in response to             investments over the long             fully invested in bonds and
  bond market movements                term, with less risk than             other fixed income
                                       stocks                                securities as noted in the
o The value of most bonds will                                               table on pages 22-23
  fall when interest rates           o Most bonds will rise in
  rise; the longer a bond's            value when interest rates           o The funds seek to limit risk
  maturity and the lower its           fall                                  and enhance total return or
  credit quality, the more its                                               yields through careful
  value typically falls              o Mortgage-backed and                   management, sector
                                       asset-backed securities can           allocation, individual
o Adverse market conditions            offer attractive returns              securities selection, and
  may from time to time cause                                                duration management
  a fund to take temporary
  defensive positions that are                                             o During severe market
  inconsistent with its                                                      downturns, the funds have
  principal investment                                                       the option of investing up
  strategies and may hinder a                                                to 100% of assets in
  fund from achieving its                                                    investment-grade short-term
  investment objective                                                       securities

o Mortgage-backed and                                                      o J.P. Morgan monitors
  asset-backed securities                                                    interest rate trends, as
  (securities representing an                                                well as geographic and
  interest in, or secured by,                                                demographic information
  a pool of mortgages or other                                               related to mortgage-backed
  assets such as receivables)                                                securities and mortgage
  could generate capital                                                     prepayments
  losses or periods of low
  yields if they are paid off
  substantially earlier or
  later than anticipated

Credit quality

o The default of an issuer           o Investment-grade bonds have         o Each fund maintains its own
  would leave a fund with              a lower risk of default               policies for balancing
  unpaid interest or principal                                               credit quality against
                                     o Junk bonds offer higher               potential yields and gains
o Junk bonds (those rated              yields and higher potential           in light of its investment
  BB/Ba or lower) have a               gains                                 goals
  higher risk of default, tend
  to be less liquid, and may                                               o J.P. Morgan develops its own
  be more difficult to value                                                 ratings of unrated
                                                                             securities and makes a
                                                                             credit quality determination
                                                                             for unrated securities

Foreign investments

o A fund could lose money            o Foreign bonds, which                o Foreign bonds are a primary
  because of foreign                   represent a major portion of          investment only for the
  government actions,                  the world's fixed income              Global Strategic Income fund
  political instability, or            securities, offer attractive          and may be a significant
  lack of adequate and                 potential performance and             investment for the Short
  accurate information                 opportunities for                     Term Bond and Bond funds;
                                       diversification                       the Tax Exempt Bond, New
o Currency exchange rate                                                     York Tax Exempt Bond and
  movements could reduce gains       o Favorable exchange rate               California Bond funds are
  or create losses                     movements could generate              not permitted to invest any
                                       gains or reduce losses                assets in foreign bonds
o Currency and investment
  risks tend to be higher in         o Emerging markets can offer          o To the extent that a fund
  emerging markets                     higher returns                        invests in foreign bonds, it
                                                                             may manage the currency
                                                                             exposure of its foreign
                                                                             investments relative to its
                                                                             benchmark, and may hedge a
                                                                             portion of its foreign
                                                                             currency exposure into the
                                                                             U.S. dollar from time to
                                                                             time (see also
                                                                             "Derivatives"); these
                                                                             currency management
                                                                             techniques may not be
                                                                             available for certain
                                                                             emerging markets investments

When-issued and delayed delivery
securities

o When a fund buys securities        o A fund can take advantage of        o Each fund uses segregated
  before issue or for delayed          attractive transaction                accounts to offset leverage
  delivery, it could be                opportunities                         risk
  exposed to leverage risk if
  it does not use segregated
  accounts


20 | FUND DETAILS

Potential risks                      Potential rewards                     Policies to balance risk and reward
--------------------------------------------------------------------------------------------------------------

Management choices

o A fund could underperform          o A fund could outperform its         o J.P. Morgan focuses its
  its benchmark due to its             benchmark due to these same           active management on those
  sector, securities or                choices                               areas where it believes its
  duration choices                                                           commitment to research can
                                                                             most enhance returns and
                                                                             manage risks in a consistent
                                                                             way

Derivatives

o Derivatives such as futures,       o Hedges that correlate well          o The funds use derivatives,
  options, swaps and forward           with underlying positions             such as futures, options,
  foreign currency contracts           can reduce or eliminate               swaps and forward foreign
  that are used for hedging            losses at low cost                    currency contracts for
  the portfolio or specific                                                  hedging and for risk
  securities may not fully           o A fund could make money and           management (i.e., to adjust
  offset the underlying                protect against losses if             duration or yield curve
  positions(1) and this could          management's analysis proves          exposure, or to establish or
  result in losses to the fund         correct                               adjust exposure to
  that would not have                                                        particular securities,
  otherwise occurred                 o Derivatives that involve              markets, or currencies);
                                       leverage could generate               risk management may include
o Derivatives used for risk            substantial gains at low              management of a fund's
  management may not have the          cost                                  exposure relative to its
  intended effects and may                                                   benchmark; the Tax Exempt
  result in losses or missed                                                 Bond, New York Tax Exempt
  opportunities                                                              Bond and California Bond
                                                                             funds are permitted to enter
o The counterparty to a                                                      into futures and options
  derivatives contract could                                                 transactions, however, these
  default                                                                    transactions result in
                                                                             taxable gains or losses so
o Certain types of derivatives                                               it is expected that these
  involve costs to the funds                                                 funds will utilize them
  which can reduce returns                                                   infrequently; forward
                                                                             foreign currency contracts
o Derivatives that involve                                                   are not permitted to be used
  leverage could magnify                                                     by the Tax Exempt Bond, New
  losses                                                                     York Tax Exempt Bond and
                                                                             California Bond funds

                                                                           o The funds only establish
                                                                             hedges that they expect will
                                                                             be highly correlated with
                                                                             underlying positions

                                                                           o While the funds may use
                                                                             derivatives that
                                                                             incidentally involve
                                                                             leverage, they do not use
                                                                             them for the specific
                                                                             purpose of leveraging their
                                                                             portfolios

Securities lending

o When a fund lends a                o A fund may enhance income           o J.P. Morgan maintains a list
  security, there is a risk            through the investment of             of approved borrowers
  that the loaned securities           the collateral received from
  may not be returned if the           the borrower                        o The fund receives collateral
  borrower defaults                                                          equal to at least 100% of
                                                                             the current value of
o The collateral will be                                                     securities loaned
  subject to the risks of the
  securities in which it is                                                o The lending agents indemnify
  invested                                                                   a fund against borrower
                                                                             default

                                                                           o J.P. Morgan's collateral
                                                                             investment guidelines limit
                                                                             the quality and duration of
                                                                             collateral investment to
                                                                             minimize losses

                                                                           o Upon recall, the borrower
                                                                             must return the securities
                                                                             loaned within the normal
                                                                             settlement period

Illiquid holdings

o A fund could have difficulty       o These holdings may offer            o No fund may invest more than
  valuing these holdings               more attractive yields or             15% of net assets in
  precisely                            potential growth than                 illiquid holdings
                                       comparable widely traded
o A fund could be unable to            securities                          o To maintain adequate
  sell these holdings at the                                                 liquidity to meet
  time or price desired                                                      redemptions, each fund may
                                                                             hold investment-grade
                                                                             short-term securities
                                                                             (including repurchase
                                                                             agreements and reverse
                                                                             repurchase agreements) and,
                                                                             for temporary or
                                                                             extraordinary purposes, may
                                                                             borrow from banks up to
                                                                             331/3% of the value of its
                                                                             total assets

Short-term trading


o Increased trading would            o A fund could realize gains          o The funds may use short-term
  raise a fund's transaction           in a short period of time             trading to take advantage of
  costs                                                                      attractive or unexpected
                                     o A fund could protect against          opportunities or to meet
o Increased short-term capital         losses if a bond is                   demands generated by
  gains distributions would            overvalued and its value              shareholder activity. The
  raise shareholders' income           later falls>                          turnover rate for each fund
  tax liability                                                              for its most recent fiscal
                                                                             year end is as follows:
                                                                             Short Term Bond (398%), Bond
                                                                             (465%), Global Strategic
                                                                             Income (318%), Tax Exempt
                                                                             Bond, for the eleven months
                                                                             ended 7/31/99 (29%), New
                                                                             York Tax Exempt Bond, for
                                                                             the four months ended
                                                                             7/31/99 (8%), and California
                                                                             Bond (40%)


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENTS
--------------------------------------------------------------------------------
This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

|X|  Permitted (and if applicable, percentage limitation)
                percentage of total assets  - bold
                percentage of net assets    - italics
|_|  Permitted, but not typically used
+    Permitted, but no current intention of use
++   Not permitted

                                                                                                                New
                                                                                                                York
                                                                      Short             Global       Tax        Tax        Cali-
                                                                      Term              Strategic    Exempt     Exempt     fornia
                                                                      Bond     Bond     Income       Bond       Bond       Bond

-------------------------------                                       -----    -----    ------       -----      -----      -----
Asset-backed securities           credit, interest rate, market,      |X|      |X|      |X|          |_|        |_|        |_|
Interests in a stream of          prepayment
payments from specific assets,
such as auto or credit card
receivables.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Bank obligations Negotiable       credit, currency, liquidity,        |X|(1)   |X|(1)   |X|          |_|        |_|        |_|
certificates of deposit, time     political                                                          Domestic   Domestic   Domestic
deposits and bankers'                                                                                Only       Only       Only
acceptances of domestic and
foreign issuers.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Commercial paper Unsecured        credit, currency, interest rate,    |X|(1)   |X|(1)   |_|          |X|        |X|        |X|
short term debt issued by         liquidity, market, political
domestic and foreign banks or
corporations. These securities
are usually discounted and are
rated by S&P or Moody's.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Convertible securities            credit, currency, interest rate,    |X|(1)   |X|(1)   |_|          ++         ++         ++
Domestic and foreign debt         liquidity, market, political,
securities that can be            valuation
converted into equity
securities at a future time
and price.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Corporate bonds Debt              credit, currency, interest rate,    |X|(1)   |X|(1)   |X|          ++         ++         ++
securities of domestic and        liquidity, market, political,
foreign industrial, utility,      valuation
banking, and other financial
institutions.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Mortgages (directly held)         credit, environmental, extension,   |X|      |X|      |X|          +          +          +
Domestic debt instrument which    interest rate, liquidity, market,
gives the lender a lien on        natural event, political,
property as security for the      prepayment, valuation
loan payment.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Mortgage-backed securities        credit, currency, extension,        |X|(1)   |X|(1)   |X|          ++         ++         ++
Domestic and foreign              interest rate, leverage, market,
securities (such as Ginnie        political, prepayment
Maes, Freddie Macs, Fannie
Maes) which represent
interests in pools of
mortgages, whereby the
principal and interest paid
every month is passed through
to the holder of the
securities.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Mortgage dollar rolls The         currency, extension, interest       |X|(1)   |X|(1)   |X|(3)       ++         ++         ++
purchase of domestic or           rate, leverage, liquidity, market,     (3)      (3)
foreign mortgage-backed           political, prepayment
securities with the promise to
purchase similar securities
upon the maturity of the
original security. Segregated
accounts are used to offset
leverage risk.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Participation interests           credit, currency, extension,        |X|(1)   |X|(1)   |X|          ++         ++         ++
Interests that represent a        interest rate, liquidity,
share of domestic or foreign      political, prepayment
bank debt or similar
securities or obligations.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Private placements Bonds or       credit, interest rate, liquidity,   |X|      |X|      |X|          |X|        |X|        |X|
other investments that are        market, valuation
sold directly to an
institutional investor.
-------------------------------                                       -----    -----    ------       -----      -----      -----
REITs and other real-estate       credit, interest rate, liquidity,   |X|      |X|      |X|          ++         ++         ++
related instruments Securities    market, natural event, prepayment,
of issuers that invest in real    valuation
estate or are secured by real
estate.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Repurchase agreements             credit                              |X|      |X|      |X|          |_|        |_|        |_|
Contracts whereby the fund
agrees to purchase a security
and resell it to the seller on
a particular date and at a
specific price.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Reverse repurchase agreements     credit                              |X|(3)   |X|(3)   |X|(3)       |_|(3)     |_|(3)     |_|(3)
Contracts whereby the fund
sells a security and agrees to
repurchase it from the buyer
on a particular date and at a
specific price. Considered a
form of borrowing.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Sovereign debt, Brady bonds,      credit, currency, interest rate,    |X|(1)   |X|(1)   |X|          ++         ++         ++
and debt of supranational         market, political
organizations Dollar- or
non-dollar-denominated
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Swaps Contractual agreement       credit, currency, interest rate,    |X|(1)   |X|(1)   |X|          |X|        ++         ++
whereby a domestic or foreign     leverage, market, political
party agrees to exchange
periodic payments with a
counterparty. Segregated
accounts are used to offset
leverage risk.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Synthetic variable rate           credit, interest rate, leverage,    ++       ++       ++           |X|        |X|        |X|
instruments Debt instruments      liquidity, market
whereby the issuer agrees to
exchange one security for
another in order to change the
maturity or quality of a
security in the fund.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Tax exempt municipal              credit, interest rate, market,      |_|      |_|      ++           |X|(2)     |X|(2)     |X|(2)
securities Securities,            natural event, political
generally issued as general
obligation and revenue bonds,
whose interest is exempt from
federal taxation and state
and/or local taxes in the
state where the securities
were issued.
-------------------------------                                       -----    -----    ------       -----      -----      -----
U.S. government securities        interest rate                       |X|      |X|      |X|          |X|        |X|        |X|
Debt instruments (Treasury
bills, notes, and bonds)
guaranteed by the U.S.
government for the timely
payment of principal and
interest.
-------------------------------                                       -----    -----    ------       -----      -----      -----
Zero coupon, pay-in-kind, and     credit, currency, interest rate,    |X|(1)   |X|(1)   |X|          |X|        |X|        |X|
deferred payment securities       liquidity, market, political,
Domestic and foreign              valuation
securities offering non-cash
or delayed-cash payment. Their
prices are typically more
volatile than those of some
other debt instruments and
involve certain special tax
considerations.


Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.


(2) At least 65% of the California Bond Fund's assets must be in California municipal securities, at least 65% of the New York Tax Exempt Bond Fund's assets must be in New York municipal securities, and at least 80% of the New York Tax Exempt and Tax Exempt Bond Funds' assets must be in tax exempt securities.


(3) All forms of borrowing (including securities lending and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.


22 & 23 | FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

================================================================================
J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND


Per-share data                               For years ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                     1995          1996          1997           1998           1999
Net asset value, beginning of year ($)                               9.60          9.83          9.85           9.84           9.96
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                         0.58          0.55          0.61           0.59           0.58
   Net realized and unrealized gain (loss) on investment ($)         0.24          0.02         (0.01)          0.12          (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                 0.82          0.57          0.60           0.71          (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                        (0.59)        (0.55)        (0.61)         (0.59)         (0.54)
   Net realized gain ($)                                               --            --            --             --          (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                             (0.59)        (0.55)        (0.61)         (0.59)         (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                     9.83          9.85          9.84           9.96           9.67
------------------------------------------------------------------------------------------------------------------------------------


Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                     8.81          6.01          6.27           7.40           3.03
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                              18,916        17,810        27,375        232,986        354,267
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                                   0.45          0.37          0.25           0.25           0.29
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                          6.09          5.69          6.19           5.84           5.51
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                 0.67          1.37          0.96           0.62           0.51
------------------------------------------------------------------------------------------------------------------------------------


24 | FUND DETAILS

--------------------------------------------------------------------------------
================================================================================
J.P. MORGAN INSTITUTIONAL BOND FUND


Per-share data                                For years ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1995           1996           1997           1998           1999
Net asset value, beginning of year ($)                             9.23           9.98           9.84          10.01          10.10
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                       0.63           0.61           0.65           0.64           0.57
   Net realized and unrealized gain (loss) on investment ($)       0.75          (0.11)          0.18           0.15          (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                               1.38           0.50           0.83           0.79             --
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                      (0.63)         (0.61)         (0.64)         (0.63)         (0.57)
   Net realized gain ($)                                             --          (0.03)         (0.02)         (0.07)         (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                           (0.63)         (0.64)         (0.66)         (0.70)         (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                                   9.98           9.84          10.01          10.10           9.41
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                  15.50           5.21           8.78           8.18           0.03
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                           438,610        836,066        912,054      1,001,411      1,041,330
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                0.47           0.50           0.50           0.49           0.50
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                       6.62           6.28           6.59           6.32           5.92
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                              0.52           0.53           0.50           0.50           0.51
------------------------------------------------------------------------------------------------------------------------------------

================================================================================

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND


Per-share data                                For periods ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997(1)            1998               1999
Net asset value, beginning of period ($)                                              10.00              10.16               9.72
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                           0.46               0.75               0.62
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)  on investment ($)                          0.15              (0.45)             (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                   0.61               0.30               0.25
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                                          (0.45)             (0.70)             (0.62)
   Net realized gain ($)                                                                 --              (0.02)                --
   Return of capital                                                                     --              (0.02)                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                               (0.45)             (0.74)             (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                    10.16               9.72               9.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                       6.15(2)            2.91               2.62
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                             105,051            223,700            183,085
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                                                    0.65(3)            0.65               0.65
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                                           7.12(3)            6.59               6.70
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (%)                                                  1.18(3)            0.83               0.78
------------------------------------------------------------------------------------------------------------------------------------

(1)  The fund commenced operations on 3/17/97.
(2)  Not annualized.
(3)  Annualized.


                                                               FUND DETAILS | 25

--------------------------------------------------------------------------------
================================================================================
J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND


                                                                                                                          For the 11
                                                                                                                            months
Per-share data                              For periods ended                                                               ended
------------------------------------------------------------------------------------------------------------------------------------
                                                               8/31/94     8/31/95     8/31/96     8/31/97     8/31/98     7/31/99
Net asset value, beginning of period ($)                        10.07        9.75       10.01        9.92       10.12       10.38
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                     0.48        0.49        0.48        0.48        0.47        0.41
   Net realized and unrealized gain (loss) on investment ($)    (0.32)       0.26       (0.07)       0.20        0.26       (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                             0.16        0.75        0.41        0.68        0.73        0.11
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:

   Net investment income ($)                                    (0.48)      (0.49)      (0.48)      (0.48)      (0.47)      (0.41)
   Net realized gain ($)                                           --          --       (0.02)      (0.00)(1)      --       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                         (0.48)      (0.49)      (0.50)      (0.48)      (0.47)      (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                               9.75       10.01        9.92       10.12       10.38       10.07
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                 1.61        8.00        4.13        7.06        7.37        1.01(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        16,415      59,867     121,131     201,614     316,594     388,933
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                                 0.50        0.50        0.50        0.50        0.50        0.50(3)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                        4.70        5.09        4.82        4.83        4.58        4.37(3)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)                               1.98        0.71        0.60        0.56        0.53        0.53(3)
------------------------------------------------------------------------------------------------------------------------------------


(1) Less than $0.01 per share.
(2) Not annualized.
(3) Annualized.


================================================================================
J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

                                                                                                                          For the
                                                                                                                         four months
Per-share data                          For fiscal periods ended                                                           ended
------------------------------------------------------------------------------------------------------------------------------------
                                                              3/31/95(1)   3/31/96     3/31/97     3/31/98     3/31/99    7/31/99
Net asset value, beginning of period ($)                        10.00       10.11       10.34       10.31       10.67      10.72
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                     0.42        0.49        0.48        0.48        0.45       0.14
   Net realized and unrealized gain (loss) on investment ($)     0.11        0.25       (0.02)       0.40        0.13      (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                             0.53        0.74        0.46        0.88        0.58      (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                    (0.42)      (0.49)      (0.48)      (0.48)      (0.45)     (0.14)
   Net realized gain ($)                                           --       (0.02)      (0.01)      (0.04)      (0.08)     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders ($)                       (0.42)      (0.51)      (0.49)      (0.52)      (0.53)     (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                              10.11       10.34       10.31       10.67       10.72      10.42
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                 5.49(2)     7.40        4.54        8.64        5.51      (1.25)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        20,621      47,926      90,792     111,418     204,986    161,373
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                                 0.50(3)     0.50        0.50        0.50        0.50       0.50(3)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                        4.65(3)     4.67        4.70        4.54        4.15       4.01(3)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)                               1.05(3)     0.67        0.64        0.59        0.57       0.59(3)
------------------------------------------------------------------------------------------------------------------------------------

(1) The fund commenced operations on 4/11/94.
(2) Not annualized.
(3) Annualized.


26 | FUND DETAILS

--------------------------------------------------------------------------------
================================================================================
J.P. MORGAN CALIFORNIA BOND FUND - INSTITUTIONAL SHARES



                                                                                                                   For the six
                                                                                                                  months ended
Per-share date                          For fiscal periods ended                                                     ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                   4/30/97(1)       4/30/98         4/30/99        10/31/99
                                                                                                                  (unaudited)
Net asset value, beginning of period ($)                             10.00            9.90           10.20           10.40
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                          0.16            0.42            0.41            0.20
   Net realized and unrealized gain (loss) on investment ($)         (0.10)           0.30            0.25           (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                  0.06            0.72            0.66           (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                         (0.16)          (0.42)          (0.41)          (0.20)
   Net realized gain ($)                                                --              --           (0.05)             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                              (0.16)          (0.42)          (0.46)          (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                    9.90           10.20           10.40           10.02
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                      0.56(2)         7.35            6.55           (1.73)(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             14,793          46,280          64,102          58,055
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                                    0.45(3)         0.45            0.49            0.50(3)
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                           4.43(3)         4.11            3.92            3.93(3)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                  3.46(3)         0.79            0.71            0.68(3)
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover (%)                                                40              44              40            0.54
------------------------------------------------------------------------------------------------------------------------------------


(1) The fund commenced operations on 12/23/96.
(2) Not annualized.
(3) Annualized.


                                                               FUND DETAILS | 27

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

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

funds. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.>

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue New
York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Short Term Bond Fund .................. 811-07342 and
                                                                      033-54642

J.P. Morgan Institutional Bond Fund ............................. 811-07342 and
                                                                      033-54642

J.P. Morgan Institutional Global Strategic Income Fund .......... 811-07342 and
                                                                      033-54642

J.P. Morgan Institutional Tax Exempt Bond Fund .................. 811-07342 and
                                                                      033-54642

J.P. Morgan Institutional New York Tax Exempt Bond Fund ......... 811-07342 and
                                                                      033-54642

J.P. Morgan Institutional California Bond Fund .................. 811-07795 and
                                                                      333-11125

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds              |

Advisor                                      Distributor
J.P. Morgan Investment Management Inc.       Funds Distributor, Inc.
522 Fifth Avenue                             60 State Street
New York, NY 10036                           Boston, MA 02109
1-800-766-7722                               1-800-221-7930

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | Prospectus
--------------------------------------------------------------------------------
J.P. MORGAN TAX AWARE ENHANCED INCOME FUND


                                       -----------------------------------------
                                       Seeking high current after tax income
                                       consistent with principal preservation by investing in tax exempt and taxable fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMORGAN

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------
2 | The fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN TAX AWARE ENHANCED INCOME FUND
Fund description ............................................................  2
Investor expenses ...........................................................  3

4 | FIXED INCOME MANAGEMENT APPROACH
J.P. Morgan .................................................................  4
Who may want to invest ......................................................  4
Fixed income investment process .............................................  5

6 | Investing in the J.P. Morgan Tax Aware Enhanced Income Fund

YOUR INVESTMENT
Investing through a financial professional ..................................  6
Investing directly ..........................................................  6
Opening your account ........................................................  6
Adding to your account ......................................................  6
Selling shares ..............................................................  7
Account and transaction policies ............................................  7
Dividends and distributions .................................................  8
Tax considerations ..........................................................  8



9 | More about risk and the fund's business operations
FUND DETAILS
Business structure ..........................................................  9
Management and administration ...............................................  9
Risk and reward elements .................................................... 10
Investments ................................................................. 12
Financial highlights ........................................................ 13


FOR MORE INFORMATION .................................................back cover

J.P. MORGAN
TAX AWARE ENHANCED INCOME FUND                           |  TICKER SYMBOL: JPTEX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
RISK/RETURN SUMMARY


For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high current after tax income consistent with principal preservation. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED]
INVESTMENT APPROACH


Principal Strategies
The fund invests in municipal securities that J.P. Morgan believes have the potential to provide high current income that is free from federal income tax. The fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide higher current after tax income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. The fund's tax aware investment strategies are described on page 4. For a description of duration, please see fixed income investment process on page 5.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.


Principal Risks
The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund may use interest rate swaps, futures contracts and options to help manage duration. The fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN TAX AWARE ENHANCED INCOME FUND: SELECT SHARES)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $3.5 billion using similar strategies as the fund.

The portfolio management team is led by Richard W. Oswald, vice president, who joined J.P. Morgan from CBS Inc. in 1996 where he served as treasurer, and, Benjamin Thompson, vice president, who joined the team in 1996. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.25
Marketing (12b-1) fees                                                      none
Other expenses(2)                                                           0.47
--------------------------------------------------------------------------------
Total operating expenses                                                    0.72

Fee waiver and
expense reimbursement(2)                                                    0.22
--------------------------------------------------------------------------------
Net expenses(2)                                                             0.50
--------------------------------------------------------------------------------

Expense example(2)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                  1 yr.          3 yrs.
Your cost($)       51             208
--------------------------------------------------------------------------------

(1) This table shows the fund's expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.

(2) Reflects an agreement dated 3/1/00 by Morgan guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.50% of the fund's average daily net assets through 2/28/01.



                                  J.P. MORGAN TAX AWARE ENHANCED INCOME FUND | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the fund's advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

The fund is designed to provide a high level of after tax current income, price stability and liquidity. The fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity J.P. Morgan determines will generate the highest after tax income (although the fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the different markets to enhance return.

--------------------------------------------------------------------------------
Who may want to invest The fund is designed for investors who:

o are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds

o want to emphasize after tax return

The fund is not designed for investors who:

o are investing for aggressive long-term growth

o are investing through a tax-deferred account such as an IRA

o are in a low tax bracket


4 | FIXED  INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC OMITTED]
 The fund invests across a range
of different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC OMITTED]
The fund makes its portfolio decisions as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process
     to control the fund's sensitivity
                     to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                           FIXED  INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

  State Street Bank & Trust Company
  Routing number: 011-000-028
  Credit: J.P. Morgan Funds
  Account number: 9904-226-9
  FFC: your account number, name of registered owner(s) and fund name

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

 By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone-- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

 By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption in kind

o The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.


--------------------------------------------------------------------------------

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8411
Boston, MA 02266-8411
Attention; J.P. Morgan Funds Services

Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions. When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------
Transaction               |   Tax status
--------------------------------------------------------------------------------
Income dividends on           Generally tax exempt
municipal obligations
--------------------------------------------------------------------------------
Income dividends on           Ordinary income
taxable securities
--------------------------------------------------------------------------------
Short-term capital gains      Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains       Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of         Capital gains or
shares owned for more         losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of         Gains are treated as ordinary
shares owned for one year     income; losses are subject
or less                       to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.



8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE
The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION
The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

--------------------------------------------------------------------------------
Advisory services             0.25% of the fund's average net
                              assets
--------------------------------------------------------------------------------
Administrative services       Fund's prorata portion of
(fee shared with Funds        0.09% of the first $7 billion
Distributor, Inc.)            of average net assets in
                              J.P. Morgan-advised portfolios,
                              plus 0.04% of average net assets
                              over $7 billion
--------------------------------------------------------------------------------
Shareholder services          0.25% of the fund's average
                              net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.

PERFORMANCE OF PRIVATE ACCOUNTS


The fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts (the "Tax Aware Composite") and for the fund's benchmark index.

The performance of the Tax Aware Composite does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the Tax Aware Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the Tax Aware Composite had been subject to these regulatory requirements and limitations, their performance might have been lower. Additionally, although it is anticipated that the fund and the Tax Aware Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular fund holdings.

The performance of the Tax Aware Composite reflects the deductions of the fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The taxable-equivalent return is a measure of what a fully taxable fund would have to return in order to generate equivalent after-tax return using a 39.6% income tax rate. The performance information is the average annual total return of the Tax Aware Composite for the periods indicated.

          Average Annual Total Returns for the Year Ended December 31,
--------------------------------------------------------------------------------
                                                                     1998   1999
Tax Aware Composite                                                  3.88   2.72
--------------------------------------------------------------------------------
Tax Aware Private Account Composite - Taxable-Equivalent @ 39.6%     6.02   5.07
--------------------------------------------------------------------------------
Merrill Lynch 3-month U.S. Treasury Bill Index (no expenses)         5.23   4.85
--------------------------------------------------------------------------------

The fund's total return since commencement of operations(1) through 12/31/99 was 2.11%. The fund's tax equivalent total return @ 39.6% since commencement of operations1 through 12/31/99 was 3.45%.


The Tax Aware Composite currently includes all discretionary accounts managed by J.P. Morgan using substantially similar investment strategy as the fund. The inception date for the Tax Aware Composite was July 1, 1996.

(1) The fund commenced operations on 5/6/99. For the period 4/30/99 through 5/30/99 returns reflect the performance of J.P. Morgan Institutional Tax Aware Enhanced Income Fund (a separate class of shares). Performance during this period reflects operating expenses which are 0.25% of net assets lower than those of the fund. Accordingly, performance for the fund would have been lower if an investment had been made in the fund during the same time period.


                                                                FUND DETAILS | 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

==========================================================================================
Potential risks               Potential rewards       Policies to balance risk and reward
------------------------------------------------------------------------------------------

Market conditions
o The fund's share            o Bonds have generally  o Under normal circumstances the
  price, yield, and             outperformed money      fund plans to remain fully
  total return will             market investments      invested in bonds and other fixed
  fluctuate in                  over the long term,     income securities as noted in the
  response to bond              with less risk than     table on pages 12-13
  market movements              stocks
                                                      o The fund seeks to limit risk and
o The value of most           o Most bonds will rise    enhance after tax yields through
  bonds will fall when          in value when           careful management, sector
  interest rates rise;          interest rates fall     allocation, individual securities
  the longer a bond's                                   selection, and duration management
  maturity and the            o Mortgage-backed and
  lower its credit              asset-backed          o During severe market downturns,
  quality, the more             securities can offer    the fund has the option of
  its value typically           attractive returns      investing up to 100% of assets in
  falls                                                 investment-grade short-term
                                                        securities
o Adverse market
  conditions may from                                 o J.P. Morgan monitors interest rate
  time to time cause                                    trends, as well as geographic and
  the fund to take                                      demographic information related to
  temporary defensive                                   mortgage-backed securities and
  positions that are                                    mortgage prepayments
  inconsistent with
  its principal
  investment
  strategies and may
  hinder the fund from
  achieving its
  investment objective

o Mortgage-backed and
  asset-backed
  securities
  (securities
  representing an
  interest in, or
  secured by, a pool
  of mortgages or
  other assets such as
  receivables) could
  generate capital
  losses or periods of
  low yields if they
  are paid off
  substantially
  earlier or later
  than anticipated
------------------------------------------------------------------------------------------

MANAGEMENT CHOICES

o The fund could              o The fund could        o J.P. Morgan focuses its active
  underperform its              outperform its          management on those areas where it
  benchmark due to its          benchmark due to        believes its commitment to
  sector, securities,           these same choices      research can most enhance after
  or duration choices                                   tax income and manage risks in a
                              o An optimal              consistent way
o The fund could                allocation could
  generate lower after          enhance after tax
  tax income if its             income
  taxable/tax exempt
  allocation is not
  optimal
------------------------------------------------------------------------------------------

CREDIT QUALITY

o The default of an           o Investment-grade      o The fund maintains its own
  issuer would leave            bonds have a lower      policies for balancing credit
  the fund with unpaid          risk of default         quality against potential yields
  interest or                                           and gains in light of its
  principal                                             investment goals

                                                      o J.P. Morgan develops its own
                                                        ratings of unrated securities and
                                                        makes a credit quality
                                                        determination for unrated
                                                        securities
------------------------------------------------------------------------------------------

SHORT-TERM TRADING


o Increased trading           o The fund could        o The fund generally avoids
  would raise the               realize gains in a      short-term trading, except to take
  fund's transaction            short period of time    advantage of attractive or
  costs                                                 unexpected opportunities or to
                              o The fund could          meet demands generated by
o Increased short-term          protect against         shareholder activity
  capital gains                 losses if a bond is
  distributions would           overvalued and its
  raise shareholders'           value later falls
  income tax liability
------------------------------------------------------------------------------------------



10 | FUND DETAILS

--------------------------------------------------------------------------------

==========================================================================================
Potential risks               Potential rewards       Policies to balance risk and reward
------------------------------------------------------------------------------------------

Foreign investments

o The fund could lose         o Foreign bonds, which  o Foreign bonds may be a significant
  money because of              represent a major      investment (25% of assets) for the
  foreign government            portion of the         fund
  actions, political            world's fixed income
  instability, or lack          securities, offer     o To the extent that the fund
  of adequate and               attractive potential   invests in foreign bonds, it will
  accurate information          performance and        hedge its currency exposure into
                                opportunities for      the U.S. dollar (see also
o Currency exchange             diversification        "Derivatives")
  rate movements could
  reduce gains or             o Favorable exchange
  create losses                 rate movements could
                                generate gains or
                                reduce losses
------------------------------------------------------------------------------------------

Derivatives

o Derivatives such as         o Hedges that           o The fund uses derivatives such as
  futures, options,             correlate well with    futures, options, swaps and forward
  swaps and forward             underlying positions   foreign currency contracts for
  foreign currency              can reduce or          hedging and for risk management
  contracts that are            eliminate losses at    (i.e., to adjust duration or to
  used for hedging the          low cost               establish or adjust exposure to
  portfolio or                                         particular securities, markets, or
  specific securities         o The fund could make    currencies)
  may not fully offset          money and protect
  the underlying                against losses if     o The fund only establishes hedges
  positions1 and this           management's           that it expects will be highly
  could result in               analysis proves        correlated with underlying
  losses to the fund            correct                positions
  that would not have
  otherwise occurred          o Derivatives that      o While the fund may use derivatives
                                involve leverage       that incidentally involve leverage,
o Derivatives used for          could generate         it does not use them for the
  risk management may           substantial gains at   specific purpose of leveraging the
  not have the                  low cost               portfolio
  intended effects and
  may result in losses
  or missed
  opportunities

o The counterparty to
  a derivatives
  contract could
  default

o Certain types of
  derivatives involve
  costs to the fund
  which can reduce
  returns lDerivatives
  that involve
  leverage could
  magnify losses
------------------------------------------------------------------------------------------

Securities lending

o When a fund lends a         o A fund may enhance    o J.P. Morgan maintains a list of
  security, there is a          income through the     approved borrowers
  risk that the loaned          investment of the
  securities may not            collateral received   o The fund receives collateral equal
  be returned if the            from the borrower      to at least 100% of the current
  borrower defaults                                    value of securities loaned

o The collateral will                                 o The lending agents indemnify a
  be subject to the                                    fund against borrower default
  risks of the
  securities in which                                 o J.P. Morgan's collateral
  it is invested                                       investment guidelines limit the
                                                       quality and duration of collateral
                                                       investment to minimize losses

                                                      o Upon recall, the borrower must
                                                       return the securities loaned within
                                                       the normal settlement period
------------------------------------------------------------------------------------------
Illiquid holdings

o The fund could have         o These holdings may    o The fund may not invest more than
  difficulty valuing            offer more             15% of net assets in illiquid
  these holdings                attractive yields or   holdings
  precisely lThe fund           potential growth
  could be unable to            than comparable       o To maintain adequate liquidity to
  sell these holdings           widely traded          meet redemptions, the fund may hold
  at the time or price          securities             investment-grade short-term
  desired                                              securities (including repurchase
                                                       agreements) and, for temporary or
                                                       extraordinary purposes, may borrow
                                                       from banks up to 331/3% of the
                                                       value of its total assets
------------------------------------------------------------------------------------------

When-issued and
delayed delivery securities

o When the fund buys          o The fund can take     o The fund uses segregated accounts
  securities before             advantage of           to offset leverage risk
  issue or for delayed          attractive
  delivery, it could            transaction
  be exposed to                 opportunities
  leverage risk if it
  does not use
  segregated accounts
------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

Investments

This table discusses the customary types of investments which can be held by the fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


12 | FUND DETAILS

================================================================================

      o Permitted - bold

      O Permitted, but not typically used

              Principal Types of Risk

--------------------------------------------------------------------------------
      credit, interest rate, market, prepayment                          o
--------------------------------------------------------------------------------
      credit, currency, liquidity, political                             o(1)
--------------------------------------------------------------------------------
      credit, currency, interest rate, liquidity, market, political      o(1)
--------------------------------------------------------------------------------
      credit, currency, interest rate, liquidity, market, political,     o(1)
      valuation
--------------------------------------------------------------------------------
      credit, currency, interest rate, liquidity, market, political,     o(1)
      valuation
--------------------------------------------------------------------------------
      credit, environmental, extension, interest rate, liquidity,        O
      market, natural event, political, prepayment, valuation
--------------------------------------------------------------------------------
      credit, currency, extension, interest rate, leverage, market,      o(1)
      political, prepayment
--------------------------------------------------------------------------------
      credit, currency, extension, interest rate, leverage, liquidity,   O(1)
      market, political, prepayment
--------------------------------------------------------------------------------
      credit, currency, extension, interest rate, liquidity,             o
      political, prepayment
--------------------------------------------------------------------------------
      credit, interest rate, liquidity, market, valuation                o
--------------------------------------------------------------------------------
      credit, environmental, interest rate, liquidity, market, natural   o
      event, prepayment, valuation
--------------------------------------------------------------------------------
      credit                                                             o
--------------------------------------------------------------------------------
      credit                                                             O(2)
--------------------------------------------------------------------------------
      credit, currency, interest rate, market, political                 o(1)
--------------------------------------------------------------------------------
      credit, currency, interest rate, leverage, market, political       o
--------------------------------------------------------------------------------
      credit, interest rate, market, natural event, political            o
--------------------------------------------------------------------------------
      interest rate                                                      o
--------------------------------------------------------------------------------
      credit, currency, interest rate, liquidity, market, political,     o(1)
      valuation
--------------------------------------------------------------------------------

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 331/3% of the fund's total assets.


                                                               FUND DETAILS | 13

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial table is intended to help you understand the fund's financial performance for the past fiscal period. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.

J.P. MORGAN TAX AWARE ENHANCED INCOME FUND

----------------------------------------------
Per-share data                                For fiscal period ended October 31
--------------------------------------------------------------------------------

                                                                       1999(1,2)

Net asset value, beginning of period ($)                                 2.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                              0.04
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment ($)                                                     (0.01)
Total from investment operations ($)                                     0.03
--------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income                                                 (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                                       1.99
--------------------------------------------------------------------------------

----------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------

Total return (%)                                                         1.29(3)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                27,723
--------------------------------------------------------------------------------
Ratios to average net assets:
  Net expenses (%)                                                       0.50(4)
--------------------------------------------------------------------------------
  Net investment income (%)                                              3.75(4)
--------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                     0.72(4)
--------------------------------------------------------------------------------
  Portfolio turnover (%)                                                   69(3)
--------------------------------------------------------------------------------
(1) The fund commenced operations on 5/6/99.

(2) The figures have been adjusted to reflect a stock split that occurred on 7/27/99 (7.51256281 to 1).

(3) Not annualized.

(4) Annualized.








14 | FUND DETAILS

--------------------------------------------------------------------------------

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Tax Aware Enhanced Income Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMORGAN

--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                 Distributor

J.P. Morgan Investment Management Inc.  Funds Distributor, Inc.
522 Fifth Avenue                        60 State Street
New York, NY 10036                      Boston, MA 02109
1-800-521-5411                          1-800-221-7930

--------------------------------------------------------------------------------
                                                      MARCH 1, 2000 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL
TAX AWARE ENHANCED INCOME FUND


                                       -----------------------------------------
                                       Seeking high current after tax income
                                       consistent with principal preservation by investing in tax exempt and taxable fixed income securities.

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------


2 | The fund's goal, principal strategies, principal risks, performance and expenses


J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND
Fund description.............................................................  2
Investor expenses............................................................  3

4 |

FIXED INCOME MANAGEMENT APPROACH
J.P. Morgan..................................................................  4
Who may want to invest.......................................................  4
Fixed income investment process..............................................  5

6 | Investing in the J.P. Morgan Institutional Tax Aware Enhanced Income Fund

YOUR INVESTMENT
Investing through a financial professional...................................  6
Investing directly...........................................................  6
Opening your account.........................................................  6
Adding to your account.......................................................  6
Selling shares...............................................................  7
Account and transaction policies.............................................  7
Dividends and distributions..................................................  8
Tax considerations...........................................................  8

9 | More about risk and the fund's business operations


FUND DETAILS
Business structure...........................................................  9
Management and administration................................................  9
Risk and reward elements..................................................... 10
Investments.................................................................. 12
Financial highlights......................................................... 13


For more information................................................. back cover


                                                                             | 1

J.P. MORGAN INSTITUTIONAL
TAX AWARE ENHANCED INCOME FUND                            | TICKER SYMBOL: JPAEX
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
RISK/RETURN SUMMARY


For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

[GRAPHIC OMITTED]
GOAL

The fund's goal is to provide high current after tax current income consistent with principal preservation. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH

Principal Strategies
The fund invests in municipal securities that J.P. Morgan believes have the potential to provide high current income that is free from federal income tax. The fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that J.P. Morgan believes have the potential to provide higher current after tax income. These securities may be of any maturity, but under normal market conditions the fund's duration will range between three and eighteen months. The fund's tax aware investment strategies are described on page 4. For a description of duration, please see Fixed Income Investment Process on page 5.

Up to 25% of the fund's assets may be invested in foreign securities. All of the securities purchased by the fund, at the time of purchase, must be rated investment grade (BBB/Baa or better) by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

Principal Risks
The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund may use interest rate swaps, futures contracts and options to help manage duration. The fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN TAX AWARE ENHANCED INCOME FUND:
INSTITUTIONAL SHARES)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $3.5 billion using similar strategies as the fund.

The portfolio management team is led by Richard W. Oswald, vice president, who joined J.P. Morgan from CBS Inc. in 1996 where he served as treasurer, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

  o There is no assurance that the fund will meet its investment goal.

  o The fund does not represent a complete investment program.

2 | J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND

--------------------------------------------------------------------------------
INVESTOR EXPENSES


The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             0.25
Marketing (12b-1) fees                                                      none
Other expenses(2)                                                           0.32
--------------------------------------------------------------------------------
Total operating expenses                                                    0.57

Fee waiver and
expense reimbursement(2)                                                    0.32
--------------------------------------------------------------------------------
Net expenses(2)                                                             0.25
--------------------------------------------------------------------------------

Expense example(2)
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                 1 yr.        3 yrs.
Your cost($)                      26           150
--------------------------------------------------------------------------------


(1) This table shows the fund's expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


(2) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 0.25% of the fund's average daily net assets through 2/28/01.


                    J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND | 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------


J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and has approximately $349 billion in assets under management, including assets managed by the fund's advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND
The fund is designed to provide a high level of after tax current income, price stability and liquidity. The fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity J.P. Morgan determines will generate the highest after tax income (although the fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the different markets to enhance return.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration bond funds

o want to emphasize after tax return

The fund is not designed for investors who:

o are investing for aggressive long-term growth

o are investing through a tax-deferred account such as an IRA

o are in a low tax bracket

4 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT PROCESS
J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC OMITTED]
The fund invests across a range
of different types of securities

Sector allocation The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC OMITTED]
The fund makes its portfolio decisions as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process
     to control the fund's sensitivity
                     to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration may be shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the fund and make tactical adjustments as necessary.

                                            FIXED INCOME MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $5,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

  By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

  Morgan Guaranty Trust Company of New York-Delaware
  Routing number: 031-100-238
  Credit: J.P. Morgan Institutional Funds
  Account number: 001-57-689
  FFC: your account number, name of registered owner(s) and fund name

  By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

6 | YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

  By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange

o Call the Shareholder Services Agent to effect an exchange.

  Redemption in kind

o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.


--------------------------------------------------------------------------------
        Transfer Agent                            Shareholder Services Agent
        State Street Bank and Trust Company       J.P. Morgan Funds Services
        P.O. Box 8411                             522 Fifth Avenue
        Boston, MA 02266-8411                     New York, NY 10036
        Attention: J.P. Morgan Funds Services     1-800-766-7722

                                                  Representatives are available
                                                  8:00 a.m. to 5:00 p.m. eastern
                                                  time on fund business days.

                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

--------------------------------------------------------------------------------
Transaction                            Tax status
--------------------------------------------------------------------------------
Income dividends on                    Generally tax exempt
municipal obligations
--------------------------------------------------------------------------------
Income dividends on                    Ordinary income
taxable securities
--------------------------------------------------------------------------------
Short-term capital gains               Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                  Capital gains or
shares owned for more                  losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                  Gains are treated as ordinary
shares owned for one year              income; losses are subject
or less                                to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------


BUSINESS STRUCTURE
The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.


MANAGEMENT AND ADMINISTRATION
The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.


--------------------------------------------------------------------------------
Advisory services                  0.25% of the fund's average net
                                   assets
--------------------------------------------------------------------------------
Administrative services            Fund's prorata portion of
(fee shared with Funds             0.09% of the first $7 billion
Distributor, Inc.)                 of average net assets in
                                   J.P. Morgan-advised portfolios,
                                   plus 0.04% of average net assets
                                   over $7 billion
--------------------------------------------------------------------------------
Shareholder services               0.10% of the fund's average
                                   net assets
--------------------------------------------------------------------------------


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.



     PERFORMANCE OF PRIVATE ACCOUNTS The fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts ("Tax Aware Composite") and for the fund's benchmark index.

     The performance of the Tax Aware Composite does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the Tax Aware Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the Tax Aware Composite had been subject to these regulatory requirements and limitations, their performance might have been lower. Additionally, although it is anticipated that the fund and the Tax Aware Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular fund holdings.

     The performance of the Tax Aware Composite reflects the deductions of the fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The taxable-equivalent return is a measure of what a fully taxable fund would have to return in order to generate equivalent after-tax return using a 39.6% income tax rate. The performance information is the average annual total return of the Composite for the periods indicated.



Average annual total returns for the year ended December 31,          1998    1999
------------------------------------------------------------------------------------------
Tax Aware Private Account Composite                                   4.14    2.98
------------------------------------------------------------------------------------------
Tax Aware Private Account Composite - Taxable-Equivalent @ 39.6%      6.46    5.50
------------------------------------------------------------------------------------------
Merrill Lynch 3-month U.S. Treasury Bill Index (no expenses)          5.23    4.85
------------------------------------------------------------------------------------------

The fund's total return for the period 4/19/99 (commencement of operations) through 12/31/99 was 2.28%. The fund's tax equivalent total return @ 39.6% for the period 4/19/99 (commencement of operations) through 12/31/99 was 3.71%.


The Composite currently includes all discretionary accounts managed by J.P. Morgan using substantially similar investment strategy as the fund. The inception date for the Composite was July 1, 1996.


                                                                FUND DETAILS | 9

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                  |  Potential rewards                  |  Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Market conditions

o The fund's share price,           o Bonds have generally                o Under normal circumstances the fund plans to remain
  yield, and total return will        outperformed money market             fully invested in bonds and other fixed income
  fluctuate in response to            investments over the long             securities as noted in the table on pages 12-13
  bond market movements               term, with less risk than
                                      stocks                              o The fund seeks to limit risk and enhance after tax
o The value of most bonds will                                              yields through careful management, sector allocation,
  fall when interest rates          o Most bonds will rise in               individual securities selection, and duration management
  rise; the longer a bond's           value when interest rates
  maturity and the lower its          fall                                o During severe market downturns, the fund has the option
  credit quality, the more its                                              of investing up to 100% of assets in investment-grade
  value typically falls             o Mortgage-backed and                   short-term securities
                                      asset-backed securities can
o Adverse market conditions           offer attractive returns            o J.P. Morgan monitors interest rate trends, as well as
  may from time to time cause                                               geographic and demographic information related to
  the fund to take temporary                                                mortgage-backed securities and mortgage prepayments
  defensive positions that are
  inconsistent with its
  principal investment
  strategies and may hinder
  the fund from achieving its
  investment objective

o Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by,
  a pool of mortgages or other
  assets such as receivables)
  could generate capital
  losses or periods of low
  yields if they are paid off
  substantially earlier or
  later than anticipated

Management choices

o The fund could underperform       o The fund could outperform           o J.P. Morgan focuses its active management on those areas
  its benchmark due to its            its benchmark due to these            where it believes its commitment to research can most
  sector, securities, or              same choices                          enhance after tax income and manage risks in a
  duration choices                                                          consistent way
                                    o An optimal allocation could
o The fund could generate             enhance after tax income
  lower after tax income if
  its taxable/tax exempt
  allocation is not optimal

Credit quality

o The default of an issuer          o Investment-grade bonds have         o The fund maintains its own policies for balancing credit
  would leave the fund with           a lower risk of default               quality against potential yields and gains in light of
  unpaid interest or principal                                              its investment goals

                                                                          o J.P. Morgan develops its own ratings of unrated
                                                                            securities and makes a credit quality determination for
                                                                            unrated securities

Short-term trading


o Increased trading would           o The fund could realize gains        o The fund generally avoids short-term trading, except to
  raise the fund's transaction        in a short period of time             take advantage of attractive or unexpected opportunities
  costs                                                                     or to meet demands generated by shareholder activity
                                    o The fund could protect
o Increased short-term capital        against losses if a bond is
  gains distributions would           overvalued and its value
  raise shareholders' income          later falls
  tax liability

10 | FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                  |  Potential rewards                  |  Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Foreign investments

o The fund could lose money         o Foreign bonds, which                o Foreign bonds may be a significant investment (25% of
  because of foreign                  represent a major portion of          assets) for the fund
  government actions,                 the world's fixed income
  political instability, or           securities, offer attractive        o To the extent that the fund invests in foreign bonds, it
  lack of adequate and                potential performance and             will hedge its currency exposure into the U.S. dollar
  accurate information                opportunities for                     (see also "Derivatives")
                                      diversification
o Currency exchange rate
  movements could reduce gains      o Favorable exchange rate
  or create losses                    movements could generate
                                      gains or reduce losses

Derivatives

o Derivatives such as futures,      o Hedges that correlate well          o The fund uses derivatives such as futures, options,
  options, swaps and forward          with underlying positions             swaps and forward foreign currency contracts for hedging
  foreign currency contracts          can reduce or eliminate               and for risk management (i.e., to adjust duration or to
  that are used for hedging           losses at low cost                    establish or adjust exposure to particular securities,
  the portfolio or specific                                                 markets, or currencies)
  securities may not fully          o The fund could make money
  offset the underlying               and protect against losses          o The fund only establishes hedges that it expects will be
  positions(1) and this could         if management's analysis              highly correlated with underlying positions
  result in losses to the fund        proves correct
  that would not have                                                     o While the fund may use derivatives that incidentally
  otherwise occurred                o Derivatives that involve              involve leverage, it does not use them for the specific
                                      leverage could generate               purpose of leveraging the portfolio
o Derivatives used for risk           substantial gains at low
  management may not have the         cost
  intended effects and may
  result in losses or missed
  opportunities

o The counterparty to a
  derivatives contract could
  default

o Certain types of derivatives
  involve costs to the fund
  which can reduce returns

o Derivatives that involve
  leverage could magnify
  losses

Securities lending

o When a fund lends a               o A fund may enhance income           o J.P. Morgan maintains a list of approved borrowers
  security, there is a risk           through the investment of
  that the loaned securities          the collateral received from        o The fund receives collateral equal to at least 100% of
  may not be returned if the          the borrower                          the current value of securities loaned
  borrower defaults
                                                                          o The lending agents indemnify a fund against borrower
o The collateral will be                                                    default
  subject to the risks of the
  securities in which it is                                               o J.P. Morgan's collateral investment guidelines limit the
  invested                                                                  quality and duration of collateral investment to
                                                                            minimize losses

                                                                          o Upon recall, the borrower must return the securities
                                                                            loaned within the normal settlement period

Illiquid holdings

o The fund could have               o These holdings may offer            o The fund may not invest more than 15% of net assets in
  difficulty valuing these            more attractive yields or             illiquid holdings
  holdings precisely                  potential growth than
                                      comparable widely traded            o To maintain adequate liquidity to meet redemptions, the
o The fund could be unable to         securities                            fund may hold investment-grade short-term securities
  sell these holdings at the                                                (including repurchase agreements) and, for temporary or
  time or price desired                                                     extraordinary purposes, may borrow from banks up to
                                                                            33 1/3% of the value of its total assets

When-issued and delayed
  delivery securities

o When the fund buys                o The fund can take advantage         o The fund uses segregated accounts to offset leverage
  securities before issue or          of attractive transaction             risk
  for delayed delivery, it            opportunities
  could be exposed to leverage
  risk if it does not use
  segregated accounts

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------

Investments

This table discusses the customary types of investments which can be held by the fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------


Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


12 | FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial table is intended to help you understand the fund's financial performance for the past fiscal period. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL TAX AWARE ENHANCED INCOME FUND

Per-share data     For fiscal period ended October 31
--------------------------------------------------------------------------------

                                                                       1999(1,2)
Net asset value, beginning of period ($)                               2.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                            0.04
  Net realized and unrealized gain (loss)
  on investment ($)                                                   (0.01)
--------------------------------------------------------------------------------
Total from investment operations ($)                                   0.03
--------------------------------------------------------------------------------
Less distributions to shareholders from:
                            Net investment income                     (0.04)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                                     1.99
--------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                                       1.57(3)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             354,823
--------------------------------------------------------------------------------
Ratios to average net assets:
Net expenses (%)                                                       0.25(4)
--------------------------------------------------------------------------------
Net investment income (%)                                              4.01(4)
--------------------------------------------------------------------------------
Expenses without reimbursement (%)                                     0.57(4)
--------------------------------------------------------------------------------
Portfolio turnover (%)                                                   69(3)
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/19/99.
(2) The figures have been adjusted to reflect a stock split that occurred on 7/27/99 (7.50251256 to 1).
(3) Not annualized.
(4) Annualized.


14 | FUND DETAILS

--------------------------------------------------------------------------------
                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

--------------------------------------------------------------------------------
For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Tax Aware Enhanced Income Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                          Distributor
J.P. Morgan Investment Management Inc.           Funds Distributor, Inc.
522 Fifth Avenue                                 60 State Street
New York, NY 10036                               Boston, MA 02109
1-800-766-7722                                   1-800-221-7930

                                                                          IMPR06

--------------------------------------------------------------------------------
                                                    March 1, 2000  |  Prospectus
--------------------------------------------------------------------------------


J.P. MORGAN GLOBAL 50 FUND

                                        ---------------------------------------
                                        A global equity fund seeking high
                                        total return from a concentrated
                                        portfolio of stocks

This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

--------------------------------------------------------------------------------

Contents
--------------------------------------------------------------------------------


2 | The fund's goal, principal strategies, principal risks, performance and expenses


J.P. Morgan GLobal 50 Fund
Fund description .................  2
Investor expenses ................  3

4 |

GLOBAL EQUITY MANAGEMENT APPROACH
J.P. Morgan ................................................................   4
J.P. Morgan Global 50 Fund .................................................   4
Who may want to invest .....................................................   4
Global equity investment process ...........................................   5

6 | Investing in the J.P. Morgan Global 50 Fund

Your Investment
Investing through a financial professional .................................   6
Investing through an employer-sponsored retirement plan ....................   6
Investing through an IRA or rollover IRA ...................................   6
Investing directly .........................................................   6
Opening your account .......................................................   6
Adding to your account .....................................................   6
Selling shares .............................................................   7
Account and transaction policies ...........................................   7
Dividends and distributions ................................................   8
Tax considerations .........................................................   8

9 | More about risk and the fund's business operations


Fund Details
Business structure .........................................................   9
Management and administration ..............................................   9
Risk and reward elements ...................................................  10
Financial highlights .......................................................  12
For more information ................................................ back cover

J.P. MORGAN GLOBAL 50 FUND         | TICKER SYMBOL: JPMGX
--------------------------------------------------------------------------------
                                     Registrant: J.P. Morgan series Trust
                                     (J.P. MOrgan Global 50 Fund: Select Shares)

[GRAPHIC OMITTED]
Risk/Return Summary

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-11.

[GRAPHIC OMITTED]
Goal

The fund seeks to provide high total return from a concentrated portfolio of global equity securities. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
Investment Approach

Principal Strategies

The fund invests in approximately fifty stocks of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan uses the investment process described on page 5 to identify those stocks which in its view have an exceptional return potential.

Under normal conditions, the fund invests in stocks of at least 3 countries, including the United States, and in a variety of industries; the fund is not constrained by geographic limits and will not concentrate in any one industry. The fund may invest in both developed and emerging markets. The fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

The fund may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the fund. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the fund's share price then would occur if the fund held more securities.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Portfolio Management


The fund's assets are managed by J.P. Morgan, which currently manages approximately $349 billion, including more than $3.2 billion using similar strategies as the fund.


The portfolio management team is led by Andrew Cormie, vice president, who has been an international equity portfolio manager since 1977 and employed by J.P. Morgan since 1984, Thomas Madsen, managing director, who has been an international equity portfolio manager since 1984 and employed by J.P. Morgan since 1979 and Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by J.P. Morgan since 1992.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN GLOBAL 50 FUND

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Performance (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Global 50 Fund.

The bar chart indicates some of the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates some of the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)                  Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------

                                                                     1999

50%                                                                  45.34

25%

0%

--------------------------------------------------------------------------------

[ ] J.P. Morgan Global 50 Fund

For the period covered by this total return chart, the fund's highest quarterly return was 24.48% (for the quarter ended 12/31/99); and the lowest quarterly return was -0.58% (for the quarter ended 9/30/99).



Average annual total return (%)                                     Shows performance over time, for periods ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Past 1 yr.   Life of fund(1)
J.P. Morgan Global 50 Fund (after expenses)                                                               45.34          25.19
------------------------------------------------------------------------------------------------------------------------------------
MSCI World Index  (no expenses)                                                                           24.93          21.61
------------------------------------------------------------------------------------------------------------------------------------


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Investor Expenses


The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------
Management fees                                                             1.25

Marketing (12b-1) fees                                                      none

Other expenses                                                              0.72
--------------------------------------------------------------------------------
Total operating expenses                                                    1.97

Fee waiver and expense reimbursement(4)                                     0.47
--------------------------------------------------------------------------------
Net expenses(4)                                                             1.50
--------------------------------------------------------------------------------

Expense example(4)
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/00 through 2/28/01 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                  1 yr.      3 yrs.     5 yrs.        10 yrs.
Your cost($)                      153         573        1,019        2,258
--------------------------------------------------------------------------------

(1) The fund commenced operations on 5/29/98 and returns reflect performance of the fund from 5/31/98.

(2)   The fund's fiscal year end is 10/31.

(3) This table shows expenses for the past fiscal year, expressed as a percentage of average net assets.

(4) Reflects an agreement dated 3/1/00 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent expenses (excluding extraordinary expenses) exceed 1.50% of the fund's average daily net assets through 2/28/01.



                                                 J.P. MORGAN GLOBAL 50 FUND | 3

GLOBAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 380 analysts and portfolio managers around the world and approximately $349 billion in assets under management, including assets managed by the fund's advisor, J.P. Morgan Investment Management, Inc.


J.P. MORGAN GLOBAL 50 FUND

This fund invests in approximately fifty U.S. and foreign stocks. As a shareholder, you should anticipate risks and rewards beyond those of a typical equity fund investing solely in U.S. stocks.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The fund is designed for investors who:

o are pursuing a long-term goal

o want to add a global investment with growth potential to further diversify a portfolio

o are looking for the added rewards and are willing to accept the added risks of a fund that invests in a relatively small number of stocks

The fund is not designed for investors who:

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves

o are uncomfortable with the risks of international investing

o are looking for a less aggressive stock investment

o want a fund that consistently focuses on particular industries or sectors


4 | GLOBAL EQUITY MANAGEMENT APPROACH

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J.P. Morgan, as advisor, selects the fifty stocks for the fund's investments using the investment process described below to determine which companies are most likely to provide high total return to shareholders. In order to maximize return potential, the fund is not constrained by geographic limits and will not concentrate in any one industry; the fund may invest in both developed and emerging markets.

[GRAPHIC OMITTED]
J.P. Morgan analysts develop proprietary
                    fundamental research

GLOBAL EQUITY INVESTMENT PROCESS

Research and valuation Research findings allow J.P. Morgan to rank companies according to their relative value; combined with J.P. Morgan's qualitative view, the most attractive investment opportunities in a universe of 2,500 stocks are identified.


J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts following 2,500 stocks in 22 countries. J.P. Morgan produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.


[GRAPHIC OMITTED]
          Using research and valuations,
              the fund's management team
             chooses stocks for its fund

Stock selection Using research as the basis for investment decisions, J.P. Morgan portfolio managers construct a concentrated stock portfolio representing companies which in their view have an exceptional return potential relative to other companies. J.P. Morgan's stock selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g. consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

[GRAPHIC OMITTED]
     Morgan may adjust currency exposure
             to seek to manage risks and
                         enhance returns

Currency management J.P. Morgan actively manages the fund's currency exposure in an effort to manage risk and enhance total return. The fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.


                                           GLOBAL EQUITY MANAGEMENT APPROACH | 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

      By wire
o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

          State Street Bank & Trust Company
          Routing number: 011-000-028
          Credit: J.P. Morgan Funds
          Account number: 9904-226-9
          FFC: your account number, name of registered owner(s) and fund name

      By check
o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o     Mail the check with your completed application to the Transfer Agent.

      By exchange
o     Call the Shareholder Services Agent for an exchange.

ADDING TO YOUR ACCOUNT

      By wire
o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check
o     Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange
o     Call the Shareholder Services Agent for an exchange.


6 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone-wire payment
o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.
      By phone-check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing
o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want any cash proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange
o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind
o The fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (generally 4:00 p.m. eastern time).

The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE (generally 4:00 p.m.) every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares, as permitted by law, and to postpone payment of proceeds for up to seven days.


--------------------------------------------------------------------------------
                                        |
Transfer Agent                                 Shareholder Services Agent
State Street Bank and Trust Company            J.P. Morgan Funds Services
P.O. Box 8411                                  522 Fifth Avenue
Boston, MA 02266-8411                          New York, NY 10036
Attention: J.P. Morgan Funds Services          1-800-521-5411

                                               Representatives are available
                                               8:00 a.m. to 5:00 p.m. eastern
                                               time on fund business days.


                                                             YOUR INVESTMENT | 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.


Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
The fund typically pays income dividends and makes capital gains distributions, if any, once per year (usually in December). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.


Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan fund.

TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Transaction                            |   Tax status
--------------------------------------------------------------------------------
Income dividends                           Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                   Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                    Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares               Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares               Gains are treated as ordinary
owned for one year or less                 income; losses are subject
                                           to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE
The fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

MANAGEMENT AND ADMINISTRATION
The fund and the other series of J.P. Morgan Series Trust are governed by the same trustees. The trustees are responsible for overseeing business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides certain fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services            1.25% of the fund's average net assets
--------------------------------------------------------------------------------
Administrative services      Fund's pro-rata portion of 0.09% of the first $7
(fee shared with Funds       billion of average net assets in J.P.
Distributor, Inc.)           Morgan-advised portfolios plus 0.04% of average
                             net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services         0.25% of the fund's average net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.



                                                                FUND DETAILS | 9

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RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Foreign and other market
conditions

o  The fund's share price and               o  Stocks have generally                o  Under normal circumstances the
   performance will fluctuate in               outperformed more stable invest-        fund plans to remain fully
   response to stock market                    ments (such as bonds and cash           invested, with at least 65% in
   movements                                   equivalents) over the long term         stocks of at least three
                                                                                       countries, including the United
                                                                                       States; stock investments may
                                                                                       include convertible securities,
                                                                                       preferred stocks, depository
                                                                                       receipts (such as ADRs and
                                                                                       EDRs), trust or partnership
                                                                                       interests, warrants, rights, and
                                                                                       investment company securities

o  The fund could lose money                o  Foreign investments, which           o  During severe market downturns,
   because of foreign government               represent a major portion of the        the fund has the option of
   actions, political instability,             world's securities, offer               investing up to 100% of assets
   or lack of adequate and/or                  attractive potential performance        in investment-grade short-term
   accurate information                        and opportunities for                   securities
                                               diversification

o  Investment risks tend to be              o  Emerging markets can offer
   higher in emerging markets.                 higher returns
   These markets also present
   higher liquidity and valuation
   risks

o  The fund invests in a relatively         o  These same stocks could
   small number of stocks. If these            outperform the general market
   stocks underperform the general             and provide greater returns than
   market, the fund could                      more diversified funds
   underperform more diversified
   funds

o  Adverse market conditions may
   from time to time cause the fund
   to take temporary defensive
   positions that are inconsistent
   with its principal investment
   strategies and may hinder the
   fund from achieving its
   investment objective
-----------------------------------------------------------------------------------------------------------------------
Foreign currencies

o  Currency exchange rate movements         o  Favorable exchange rate              o  The fund actively manages the
   could reduce gains or create                movements could generate gains          currency exposure of its foreign
   losses                                      or reduce losses                        investments and may hedge a
                                                                                       portion of its foreign currency
o  Currency risks tend to be higher                                                    exposure into the U.S. dollar or
   in emerging markets                                                                 other currencies which the
                                                                                       Advisor deems more attractive
                                                                                       (see also "Derivatives")
-----------------------------------------------------------------------------------------------------------------------
Securities lending

o  When the fund lends a security,          o  The fund may enhance income          o  J.P. Morgan maintains a list of
   there is a risk that the loaned             through the investment of the           approved borrowers
   securities may not be returned              collateral received from the
   if the borrower defaults                    borrower                             o  The fund receives collateral
                                                                                       equal to at least 100% of the
o  The collateral will be subject                                                      current value of securities
   to the risks of the securities                                                      loaned
   in which it is invested
                                                                                    o  The lending agents indemnify the
                                                                                       fund against borrower default

                                                                                    o  J.P. Morgan's collateral
                                                                                       investment guidelines limit the
                                                                                       quality and duration of
                                                                                       collateral investment to
                                                                                       minimize losses

                                                                                    o  Upon recall, the borrower must
                                                                                       return the securities loaned
                                                                                       within the normal settlement
                                                                                       period
-----------------------------------------------------------------------------------------------------------------------


10 | FUND DETAILS

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Potential risks                           | Potential rewards                     | Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------
Derivatives
o  Derivatives such as futures,             o  Hedges that correlate well with      o  The fund uses derivatives, such
   options, swaps, and forward                 underlying positions can reduce         as futures, options, swaps, and
   foreign currency contracts(1) that          or eliminate losses at low cost         forward foreign currency
   are used for hedging the                                                            contracts, for hedging and for
   portfolio or specific securities         o  The fund could make money and           risk management (i.e., to
   may not fully offset the                    protect against losses if the           establish or adjust exposure to
   underlying positions and this               investment analysis proves              particular securities, markets
   could result in losses to the               correct                                 or currencies)
   fund that would not have
   otherwise occurred                       o  Derivatives that involve             o  The fund only establishes hedges
                                               leverage could generate                 that it expects will be highly
                                               substantial gains at low cost           correlated with underlying
                                                                                       positions

                                                                                    o  While the fund may use
                                                                                       derivatives that incidentally
                                                                                       involve leverage, it does not
                                                                                       use them for the specific
                                                                                       purpose of leveraging its
                                                                                       portfolio

o  Derivatives used for risk
   management may not have the
   intended effects and may result
   in losses or missed
   opportunities

o  The counterparty to a
   derivatives contract could
   default

o  Derivatives that involve
   leverage could magnify losses

o  Certain types of derivatives
   involve costs to the fund which
   can reduce returns
-----------------------------------------------------------------------------------------------------------------------
Illiquid holdings
o  The fund could have difficulty           o  These holdings may offer more        o  The fund may not invest more
   valuing these holdings precisely            attractive yields or potential          than 15% of net assets in
                                               growth than comparable widely           illiquid holdings
                                               traded securities
                                                                                    o  To maintain adequate liquidity,
                                                                                       the fund may hold
                                                                                       investment-grade short-term
                                                                                       securities (including repurchase
                                                                                       agreements and reverse
                                                                                       repurchase agreements) and may
                                                                                       borrow from banks up to 33 1/3%
                                                                                       of the value of its total assets

o  The fund could be unable to sell
   these holdings at the time or
   price it desired
-----------------------------------------------------------------------------------------------------------------------
When-issued and delayed delivery securities
o  When the fund buys securities            o  The fund can take advantage of       o  The fund uses segregated
   before issue or for delayed                 attractive transaction                  accounts to offset leverage risk
   delivery, it could be exposed to            opportunities
   leverage risk if it does not use
   segregated accounts
-----------------------------------------------------------------------------------------------------------------------
Short-term trading
o  Increased trading could raise            o  The fund could realize gains in      o  The fund generally avoids
   the fund's brokerage and related            a short period of time                  short-term trading, except to
   costs                                                                               take advantage of attractive or
                                                                                       unexpected opportunities or to
                                                                                       meet demands generated by
                                                                                       shareholder activity

o  Increased short-term capital             o  The fund could protect against
   gains distributions could raise             losses if a stock is overvalued
   shareholders' income tax                    and its value later falls
   liability

1 A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 11

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past two fiscal periods. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.

--------------------------------------------------------------------------------
J.P. MORGAN GLOBAL 50 FUND



Per-share data                                                          For fiscal periods ended October 31
-----------------------------------------------------------------------------------------------------------
                                                                                    1998(1)           1999
Net asset value, beginning of period ($)                                             15.00            13.36
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                          0.22             0.06
   Net realized and unrealized gain (loss)
   on investment, futures and foreign currency contracts and transactions ($)        (1.86)            4.64
-----------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                 (1.64)            4.70
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                   13.36            18.06
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Total return (%)                                                                    (10.93)(2)        35.18
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                             76,486          101,070
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses (%)                                                                       1.50(3)           1.50
-----------------------------------------------------------------------------------------------------------
  Net investment income (%)                                                          0.43(3)           0.28
-----------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                                                 2.07(3)           1.97
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                  54               84
-----------------------------------------------------------------------------------------------------------

(1) The fund commenced operations on 5/29/98.
(2) Not annualized.
(3) Annualized.



12 | J.P. MORGAN GLOBAL 50 FUND

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                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)


                                                                            | 13

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Global 50 Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.


J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds                                       |
Advisor                                                  Distributor
J.P. Morgan Investment Management, Inc.                  Funds Distributor, Inc.
522 Fifth Avenue                                         60 State Street
New York, NY 10036                                       Boston, MA 02109
1-800-521-5411                                           1-800-221-7930

                          J.P. MORGAN SERIES TRUST


                  J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
                     J.P. MORGAN TAX AWARE U.S. EQUITY FUND



                       STATEMENT OF ADDITIONAL INFORMATION






                                  MARCH 1, 2000



















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000 FOR EACH OF THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO EACH OF THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1999. THE PROSPECTUSES AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT IN THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., 60 STATE STREET, SUITE 1300, BOSTON, MASSACHUSETTS 02109, ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.

                                Table of Contents

                                                                    Page


General.................................                                1
Investment Objectives and Policies......                                1
Investment Restrictions.................                               15
Trustees and Advisory Board.............                               17
Officers................... ............                               19
Investment Advisor......................                               21
Distributor.............................                               24
Co-Administrator........................                               24
Services Agent..........................                               25
Custodian and Transfer Agent............                               26
Shareholder Servicing...................                               26
Financial Professionals.................                               27
Independent Accountants.................                               28
Expenses................................                               28
Purchase of Shares......................                               28
Redemption of Shares....................                               29
Exchange of Shares....................                                 31
Dividends and Distributions.............                               31
Net Asset Value.........................                               32
Performance Data........................                               33
Portfolio Transactions..................                               34
Massachusetts Trust.....................                               36
Description of Shares...................                               37
Taxes...................................                               38
Additional Information..................                               41
Financial Statements....................                               42
Appendix A - Description of Securities..                               A-1

GENERAL

         Each of J.P. Morgan Tax Aware Disciplined Equity Fund (the "Disciplined Equity Fund") and J.P. Morgan Tax Aware U.S. Equity Fund (the " U.S. Equity Fund", and together with the Disciplined Equity Fund, the "Funds") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of one class of the Disciplined Equity Fund (Institutional Shares) and one class of the U.S. Equity Fund (Select Shares).

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the applicable current prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information in the Prospectus regarding the investment objective and policies of each Fund.

         Tax Aware Disciplined Equity Fund is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide a consistently high after tax total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. This investment objective can be changed without shareholder approval.

         The   Disciplined   Equity  Fund   invests   primarily  in  large-  and
medium-capitalization   U.S.   companies.   Under  normal   circumstances,   the
Disciplined Equity Fund expects to be fully invested.

Investment Process for the Tax Aware Disciplined Equity Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles either because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Fund's benchmark. The Advisor also controls the Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

         Tax Aware  U.S.  Equity  Fund is  designed  for  investors  who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities. This investment objective can be changed without shareholder approval.

         Under normal circumstances, the U.S. Equity Fund expects to be fully invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large- and medium-capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

Investment Process for the Tax Aware U.S. Equity Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies -- approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Advisor's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the U.S. Equity Fund's benchmark.

Tax Management Techniques

         The Funds use the Advisor's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Funds from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations. However, the annual portfolio turnover rate of each Fund is generally not expected to exceed 100%.

         The various types of securities in which the Funds may invest are described below.

Equity Investments

     The Funds invest primarily in Equity Securities consisting of exchange-traded, OTC and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

     Equity Securities. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.



Common Stock Warrants

         The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

Foreign Investments

         Each of the Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

         Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

Additional Investments


         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Each Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.


         Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Each Fund is permitted to lend its securities in an amount up to 331/3% of the value of such Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective shareholders. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Funds, the Advisor or the Funds' distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Money Market Instruments

         Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Bank Obligations. Unless otherwise noted below, each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

Quality and Diversification Requirements

         Each of the Funds intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of each Fund is subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         Each of the Funds may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management" below. The Funds may not use futures contracts and options for speculation.

         Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         Each Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

         Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Funds' Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. In addition, the funds may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         Asset Coverage for Futures Contracts and Options Positions. Although the Funds will not be a commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each of the Funds may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, each of the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


Risk Management

         The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The Funds' portfolio turnover rates are set forth below. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

Tax  Aware  Disciplined   Equity  Fund  --  For  the  period  January  30,  1997
(commencement of operations) through October 31, 1997, and the for the fiscal years ended October 31, 1998 and 1999: 35%, 57% and 40%, respectively.

Tax Aware U.S. Equity Fund -- For the period December 18, 1996 (commencement of operations) through October 31, 1997, and for the fiscal years ended October 31, 1998 and 1999: 23%, 44% and 29%, respectively.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Trust with respect to each Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Funds. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of a Fund's assets.

         The Funds:

     1. May not make any investments inconsistent with a Fund's classification as a diversified investment company under the Investment Company Act of 1940;

2. May not purchase any security which would cause a Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with their respective investment objectives and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of each Fund and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND MEMBERS OF THE ADVISORY BOARD


Trustees

         The Trustees of the Trust, their principal occupations during the past five years, business addresses and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 is set forth below.



----------------------------------- ----------------------------- ----------------------------------


                                                                  TOTAL TRUSTEE COMPENSATION
                                                                  ACCRUED BY THE MASTER PORTFOLIOS
                                                                  (*), J.P. MORGAN INSTITUTIONAL
                                                                  FUNDS, J.P. MORGAN FUNDS AND THE
                                    AGGREGATE TRUSTEE             TRUST DURING 1999(**) ____
                                    COMPENSATION
                                    PAID BY THE TRUST DURING
NAME OF TRUSTEE                     1999
----------------------------------- ----------------------------- ----------------------------------
----------------------------------- ----------------------------- ----------------------------------

Frederick S. Addy, Trustee          $1,018                        $75,000
----------------------------------- ----------------------------- ----------------------------------
----------------------------------- ----------------------------- ----------------------------------

William G. Burns, Trustee           $1,018                        $75,000
----------------------------------- ----------------------------- ----------------------------------
----------------------------------- ----------------------------- ----------------------------------

Arthur C. Eschenlauer, Trustee      $1,018                        $75,000
----------------------------------- ----------------------------- ----------------------------------
----------------------------------- ----------------------------- ----------------------------------

Matthew Healey, Trustee (***)       $1,018                        $75,000
  Chairman and Chief Executive
  Officer
----------------------------------- ----------------------------- ----------------------------------
----------------------------------- ----------------------------- ----------------------------------

Michael P. Mallardi, Trustee        $1,018                        $75,000
----------------------------------- ----------------------------- ----------------------------------


     (*) Includes each portfolio in which a series of J.P. Morgan Funds or J.P. Morgan Institutional Funds invests.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.


     (***) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund during the indicated fiscal periods are set forth below:


Tax  Aware  Disciplined   Equity  Fund  --  For  the  period  January  30,  1997
(commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $157, $1,578 and $4,110, respectively.

Tax Aware U.S. Equity Fund -- For the period December 18, 1996 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $451, $1,552 and $2,425, respectively.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.


Officers

         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manger of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.


         KAREN  JACOPPO-WOOD;  Vice  President  and  Assistant  Secretary.  Vice
President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.


     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.


INVESTMENT ADVISOR

         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Funds. Subject to the supervision of the Fund's Trustees, the Advisor makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund's investments. Effective October 1, 1998 each Fund's Investment Advisor is JPMIM. Prior to that date, Morgan was the Investment Advisor.

         JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as an advisor, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research because the firm believes that fundamentals should determine an asset's value over the long term. The Advisor currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research is quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for 2 to 5 years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector.

         The investment advisory services the Advisor provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Funds is currently the S&P 500 Index.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Funds are managed by officers of the Advisor who, in acting for their clients, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of J.P. Morgan or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Funds have agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.

Tax Aware Disciplined Equity Fund:  0.35%

Tax Aware U.S. Equity Fund:         0.45%

         The table below sets forth the advisory fees paid by each Fund to the Advisor for the fiscal periods indicated.


Tax  Aware  Disciplined   Equity  Fund  --  For  the  period  January  30,  1997
(commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $16,524, $195,083 and $754,945, respectively.

Tax Aware U.S. Equity Fund -- For the period December 18, 1996 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $62,523, $243,124 and $554,907, respectively.


         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of each Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to a Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Fund. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Fund under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


         Under separate agreements, Morgan provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Funds' distributor.


         The Distribution Agreement will continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to a Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR

         Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.


         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Funds; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to Trustees, Members of the Advisory Board and investors; and
(vi) maintains related books and records.


         For its services under the Co-Administration Agreement, each Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.

         The table below sets forth for each Fund listed the administrative fees paid to FDI for the fiscal periods indicated.


     Tax Aware Disciplined Equity Fund: -- For the period January 30, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $84, $744 and $1,911, respectively.

     Tax  Aware  U.S.   Equity  Fund:  --  For  the  period  December  18,  1996
(commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $252, $734 and $1,108, respectively.


SERVICES AGENT

         The Trust, on behalf of each Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreement, Morgan provides certain administrative and related services to each Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreement, each Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Funds and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies provided administrative services by Morgan.

         The table below sets forth for each Fund listed the fees paid to Morgan as Services Agent.


     Tax Aware Disciplined Equity Fund: -- For the period January 30, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $2,693, $32,142 and $111,033, respectively.

     Tax  Aware  U.S.   Equity  Fund:  --  For  the  period  December  18,  1996
(commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $7,649, $31,306 and $63,722, respectively.


CUSTODIAN AND TRANSFER AGENT


         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, the Tax Aware U.S. Equity Fund has agreed to pay Morgan for these services a fee of 0.25% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent); and effective October 1, 1998, the Tax Aware Disciplined Equity Fund has agreed to pay Morgan for these services a fee of 0.10% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.


     Tax Aware Disciplined Equity Fund: -- For the period January 30, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $11,803, $108,894 and $215,699, respectively.

     Tax  Aware  U.S.   Equity  Fund:  --  For  the  period  December  18,  1996
(commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $34,735, $135,069 and $308,281, respectively.

         As discussed under "Investment Advisor," until March 11, 2000 the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and for providing administrative services to the Funds under the Services Agreement, and JPMIM in acting as Advisor to the Funds under the Investment Advisory Agreement may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectuses without violating the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the section of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.


         If Morgan were prohibited from providing any of the services under the Shareholder Servicing and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that includes the Funds as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Funds, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each of the Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board", "Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

J.P. Morgan has agreed that it will reimburse the Funds noted below as described in the Prospectuses until February 28, 2001 to the extent necessary to maintain each Fund's total operating expenses at the following annual rates of each Fund's average daily net assets. These limits do not cover extraordinary expenses.


         Tax Aware Disciplined Equity Fund                    0.55%
         Tax Aware U.S. Equity Fund                           0.85%

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


     Tax Aware Disciplined Equity Fund: -- For the period January 30, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $190,599, $261,143 and $207,236, respectively.

     Tax  Aware  U.S.   Equity  Fund:  --  For  the  period  December  18,  1996
(commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $182,588, $130,293 and $67,977, respectively.


PURCHASE OF SHARES


         Additional Minimum Balance Information. For investors who purchased shares of the Disciplined Equity Fund prior to January 2, 1998, the minimum account balance will remain $100,000 and the minimum subsequent investment remains $5,000.


     If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         Method of Purchase. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and each Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Funds reserve the right to determine the purchase orders that they will accept.

         References in the Prospectuses and this Statement of Additional Information to customers of J.P. Morgan or a financial professional include customers of their affiliates and references to transactions by customers with J.P. Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         Investors may redeem shares of the Funds as described in the Prospectus. The Funds generally intend to pay redemption proceeds in cash; however, they reserve the right at their sole discretion to pay redemption over $500,000 (in the case of the Tax Aware Disciplined Equity Fund) or $250,000 (in the case of the Tax Aware U.S. Equity Fund) in-kind as a portfolio of representative stocks rather than cash. See below and "Exchange of Shares".

         The Trust, on behalf of each Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Funds to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in-kind by the Funds. If the requested relief is granted, each Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

         In general, a Fund will attempt to select securities for in-kind redemptions that approximate the overall characteristics of the Fund's portfolio. A Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value a Fund's portfolio securities. A Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectuses for information on redemptions in-kind.

         Redemption Fee. A redemption fee of 1% will be imposed on shares held for less than one year and paid to each Fund on the gross dollar amount of shares redeemed for cash.

         The redemption fees help cover transaction costs and the tax costs long-term investors may bear when a Fund realizes capital gains as a result of selling securities to meet redemptions. By being paid directly to the Funds, the fees tend to be more advantageous to long-term investors and less advantageous to short-term investors.

         There will be no redemption fee charged on the cash redemption of (i) shares acquired through reinvested dividends and distributions, (ii) shares redeemed in connection with the settlement of an estate, or (iii) shares subject to a mandatory redemption.

         For federal income tax purposes, the redemption fee will reduce the proceeds paid to the shareholder upon the redemption of shares.

         Other Redemption Processing Information. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless a Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. Each Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         Subject to the limitations below, an investor may exchange shares from a Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Funds generally intend to pay redemption proceeds in cash; however, since they reserve the right at their sole discretion to pay redemptions over $500,000 (in the case of the Tax Aware Disciplined Equity Fund) or $250,000 (in the case of the Tax Aware U.S. Equity
Fund) in-kind as a portfolio of representative stocks rather than cash, each Fund reserves the right to deny an exchange request in excess of those amounts. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described in the Prospectus.

         A Fund's dividends and distributions are paid in additional shares unless the shareholder elects to have them paid in cash. The tax effects of dividends and distributions are the same whether they are paid in shares or cash. Cash dividends and distributions either (1) are credited to the shareholder's account at J.P. Morgan or at his financial professional or (2) in the case of certain J.P. Morgan clients, are paid by a check mailed in accordance with the client's instructions.

NET ASSET VALUE

         Each of the Funds compute its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each of the Fund will close for purchases and redemptions at the same time. Each of the Funds also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.


         The value of investments listed on a domestic or foreign securities exchange,including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.


         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation each of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when each Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

     From time to time, the Funds may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 766-7722 for J.P. Morgan Tax Aware Disciplined Equity Fund: Institutional Shares and (800) 521-5411 for J.P. Morgan Tax Aware U.S. Equity Fund: Select Shares.

         The classes of shares of each Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

         Total Return Quotations. As required by regulations of the SEC, average annual total return of each Fund's class of shares for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Below is set forth historical return information for the Funds for the periods indicated:


     Tax Aware Disciplined Equity Fund (10/31/99): Average annual total return, 1 year: 24.72%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (January 30, 1997) to period end: 25.24%; aggregate total return, 1 year: 24.72%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (January 30, 1997) to period end: 85.70%.

     Tax Aware U.S. Equity Fund (10/31/99): Average annual total return, 1 year:
24.05%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 18, 1996) to period end: 25.11%; aggregate total return, 1 year: 24.05%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 18, 1996) to period end:
90.14%.


         General. Performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying a Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Funds for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Funds. See "Investment Objectives and Policies."

         Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from Morgan and published data concerning transaction costs incurred by institutional investors generally.

         Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's clients and not solely or necessarily for the benefit of an individual Fund. the Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The Funds paid the following approximate brokerage commissions for the indicated fiscal periods:


     Tax Aware Disciplined Equity Fund: For the period January 30, 1997 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $2,800, $59,170 and $188,634, respectively.

     Tax Aware U.S. Equity Fund: For the period December 18, 1996 (commencement of operations) through October 31, 1997 and for the fiscal years ended October 31, 1998 and 1999: $4,971, $48,738 and $76,033, respectively.


         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Funds may only sell a security to each other or to other accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor 's fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective May 12, 1997, the name of the U.S. Equity Fund was changed from "Tax Aware Equity Fund" to "Tax Aware U.S. Equity Fund". Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust", the name of the U.S. Equity Fund was changed from "Tax Aware U.S. Equity Fund" to "J.P. Morgan Tax Aware U.S. Equity Fund", the name of the Disciplined Equity Fund was changed from "Tax Aware Disciplined Equity Fund" to "J.P. Morgan Tax Aware Disciplined Equity Fund", the "JPM Pierpont Shares" were renamed "Select Shares", and "JPM Pierpont Shares" of "Tax Aware Disciplined Equity Fund" were renamed "Institutional Shares" of "J.P. Morgan Tax Aware Disciplined Equity Fund".


         The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee, or agent of the Trust is liable to a Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. The Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund, except liabilities arising from disabling conduct.



DESCRIPTION OF SHARES

     Each Fund represents a separate series of shares of beneficial  interest of
the  Trust.  Fund  shares  are  further  divided  into  separate  classes.   See
"Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in a Fund. To date, shares of each Fund described in this Statement of Additional Information have been authorized and are currently available for sale to the public.

         Each share represents an equal proportional interest in a Fund with each other share of the same class. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. Shares of a Fund have no preemptive or conversion rights.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.


         As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Tax Aware U.S. Equity Fund - Charles Schwab & Co. Inc. Special Custody Account for the benefit of Customers
(13.16%).

     Tax Aware Disciplined Equity Fund - Charles Schwab & Co. Inc. Special Custody Account for the benefit of Customers (30.78%); American Contractors Insurance Group (6.38%).

         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the beneficial shares of each Fund.



TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options and futures contracts) derived with respect to its business of investing in such stock or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of a Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


         For federal income tax purposes, the Tax Aware U.S. Equity Fund had a capital loss carryforward of $5,184,197 at October 31, 1999, of which $81,365 will expire in the year 2005 and $498,314 will expire in the year 2006, and $4,604,518 will expire in the year 2007. In addition, the Tax Aware Disciplined Equity had a capital loss carryforward of $802,394 at October 31, 1999, which will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.


         Distributions of net investment income and realized net short-term capital gain in excess of net long-term capital loss generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the overdistribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in a Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Options  and  futures  contracts  entered  into  by a Fund  may  create
"straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on options and futures contracts or on the underlying securities.

         Certain options and futures held by a Fund at the end of each taxable fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures.

         The Funds may invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign investment funds (referred to as passive foreign investment companies ("PFICs") under the Code), a Fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign investment fund, including any gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, a Fund may in certain circumstances include each year in its income and distribute to shareholders a pro rata portion of the PFIC's income, whether or not distributed to a Fund.

         The Funds will be permitted to "mark to market" any marketable stock held by a Fund in a PFIC. If a Fund made such an election, it would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. A Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, a Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which a Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business Trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         Telephone calls to the Funds, J.P. Morgan or State Street may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's registration statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or FDI. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions. FINANCIAL STATEMENTS

         The following financial statements of each Fund and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Additionally, the financial statements of each Fund are incorporated herein by reference from their respective semi-annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Fund Services at
(800) 766-7722 for Tax Aware Disciplined Equity Fund:  Institutional  Shares and
(800) 521-5411 for Tax Aware U.S. Equity Fund: Select Shares.



----------------------------------- ----------------------------------------------------------
                                    Date of Annual Report; Date Annual Report Filed; and
Name of Fund                        Accession Number
----------------------------------- ----------------------------------------------------------
-----------------------------------
Tax Aware Disciplined Equity Fund   10/31/99; 1/05/00;
                                    0000912057-00-000267
-----------------------------------
----------------------------------- ----------------------------------------------------------
Tax Aware U.S. Equity Fund          10/31/99; 1/05/00;
                                    0000912057-00-000266
----------------------------------- ----------------------------------------------------------

APPENDIX A

Description of Securities Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-B - Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.



MOODY'S

Corporate and Municipal Bonds

Aaa           - Bonds which are rated Aaa are judged to be of the best  quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries. - High rates of return on funds employed. - Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


--------
         1Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940
Act) of the Advisor due to his son's affiliation with JPMIM.

                            J.P. MORGAN SERIES TRUST


                    J.P. MORGAN INSTITUTIONAL SMARTINDEX FUND


                       STATEMENT OF ADDITIONAL INFORMATION






                                  MARCH 1, 2000



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 2000, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND DATED MAY 31, 1999 AND NOVEMBER 30, 1999. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANT'S REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., 60 STATE STREET, SUITE 1300, BOSTON, MASSACHUSETTS 02109, ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.

Table of Contents                                                       Page

GENERAL---------------------------------------------------------------------1
INVESTMENT              OBJECTIVES           AND
POLICIES------------------------------------------------1
INVESTMENT
RESTRICTIONS----------------------------------------------------------16
TRUSTEES                AND             ADVISORY
BOARD------------------------------------------------------18
OFFICERS---------------------------------------------------------------------21
INVESTMENT
ADVISOR---------------------------------------------------------------24
DISTRIBUTOR----------------------------------------------------------------27
CO-ADMINISTRATOR-----------------------------------------------------------27
SERVICES
AGENT-------------------------------------------------------------------28
CUSTODIAN               AND             TRANSFER
AGENT-----------------------------------------------------28
SHAREHOLDER
SERVICING------------------------------------------------------------29
FINANCIAL
PROFESSIONALS----------------------------------------------------------30
INDEPENDENT
ACCOUNTANTS----------------------------------------------------------31
EXPENSES---------------------------------------------------------------------31
PURCHASE                                      OF
SHARES---------------------------------------------------------------31
REDEMPTION                                    OF
SHARES-------------------------------------------------------------32
EXCHANGE                                      OF
SHARES---------------------------------------------------------------33
DIVIDENDS                                    AND
DISTRIBUTIONS------------------------------------------------------34
NET                                        ASSET
VALUE------------------------------------------------------------------34
PERFORMANCE
DATA-----------------------------------------------------------------35
PORTFOLIO
TRANSACTIONS-----------------------------------------------------------37
MASSACHUSETTS
TRUST--------------------------------------------------------------39
DESCRIPTION                                   OF
SHARES------------------------------------------------------------39
TAXES------------------------------------------------------------------------40
ADDITIONAL
INFORMATION-----------------------------------------------------------45
FINANCIAL
STATEMENTS------------------------------------------------------------------45
APPENDIX         A     DESCRIPTION          OF         SECURITIES
RATINGS-------------------------------------------------------A-1

GENERAL

         J.P. Morgan Institutional SmartIndex Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). To date, the Trustees of the Trust have authorized the issuance of two classes of shares--Institutional Shares and Select Shares. The Fund currently offers Institutional Shares only.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

         The Fund is designed for investors seeking a consistently high total return from a broadly diversified portfolio of approximately 350 equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index ("S&P 500").

         The various types of securities in which the Fund may invest are described below.

Equity Investments

         The Fund invests primarily in equity securities consisting of U.S. and, to a lesser extent, foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The Equity Securities in which the Fund invests may include exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments that may be purchased by the Fund appears below. See also "Quality and Diversification Requirements."

     Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Fund may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

         The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

Foreign Investments

         The Fund may invest up to 20% of its total assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depository") that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs (sometimes referred to as Continental Depository Receipts ("CDRs")) are securities typically issued by a non-U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

Additional Investments


         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest will accrue to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could (as with the disposition of any other fund obligation) incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Portfolio may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees. The Portfolio has applied for additional exemptive relief from the SEC to permit the Portfolio to invest in additional affiliated investment companies. If the requested relief is granted, the Portfolio would then be permitted to invest in non-money market affiliated funds, subject to certain conditions specified in the applicable order.


         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement may be deemed to be a borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the expected return to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets less liabilities (other than reverse repurchase agreements and other borrowings). See "Investment Restrictions."

         Loans of Portfolio Securities. The Fund is permitted to lend its securities in an amount up to 33-1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, (generally three business days after notice) or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund, the Advisor or the Fund's distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as certain private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

         As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Money Market Instruments

         Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency.

         Bank Obligations. Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

Quality and Diversification Requirements

         The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Fund may use futures contracts and options for hedging and risk management purposes, although it currently intends only to use futures contracts and only for the purpose of "equitizing" cash as described below.
The Fund may not use futures contracts and options for speculation.

         The Fund intends to use futures contracts to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         The Fund may use options and futures contracts to manage its exposure to changing security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer also will profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position into which it has previously entered. When the Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. In addition, the Fund may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the interpretations of the Securities and Exchange Commission ("SEC") thereunder.

         Combined Positions. The Fund is permitted to purchase and write options in combination with other series of the Trust, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired. See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Swaps and Related Swap Products

         The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain matters in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchase of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., three month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor, or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments typically are not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

         The Advisor will, however, consider such risks and will enter into swap and other derivative transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Portfolio Turnover

         For the period December 31, 1998 (commencement of operations) through May 31, 1999, the Fund's portfolio turnover rate was 19%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Trust with respect to the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of the Fund's assets.

         The Fund:

     1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

     Non-Fundamental   Investment  Restrictions.   The  investment  restrictions
described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

         (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

         (ii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and


         (iii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.


         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND MEMBERS OF THE ADVISORY BOARD

Trustees

         The Trustees of the Trust, their principal occupations during the past five years, business addresses and dates of birth are set forth below.

     FREDERICK S. ADDY-Trustee - Retired; Former Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS-Trustee - Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER - Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1-Trustee - Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1992. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI - Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 is set forth below.




NAME OF TRUSTEE AND TITLE



                                                                       TOTAL TRUSTEE COMPENSATION ACCRUED BY
                                       AGGREGATE TRUSTEE                THE MASTER PORTFOLIOS(*), J.P. MORGAN
                                        COMPENSATION PAID BY THE      INSTITUTIONAL FUNDS, J.P. MORGAN FUNDS
                                       TRUST DURING  1999               AND THE TRUST DURING 1999(**)




                                                                       -----------------------------


Frederick S. Addy, Trustee                      $1,018                           $75,000

William G. Burns, Trustee                       $1,018                           $75,000

Arthur C. Eschenlauer, Trustee                  $1,018                           $75,000

Matthew Healey, Trustee (***)                   $1,018                           $75,000
  Chairman and Chief Executive Officer

Michael P. Mallardi, Trustee                    $1,018                           $75,000




(*) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 19 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 14 of which are registered investment companies.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds) in the fund complex.


     (***) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly, The Pierpont Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


         The aggregate fee paid to Pierpont Group, Inc. by the Fund for the period December 31, 1998 (commencement of operations) through May 31, 1999 was $47.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.


Officers

         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY-Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS-Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


         MARIE E. CONNOLLY-Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual"), and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY-Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.


     JOHN P. COVINO; Vice President and Assistant Treasurer. Vice President and Treasury Group Manager of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in its Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.

         KAREN JACOPPO WOOD-Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY-Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY-Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON-Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE-Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

         STEPHANIE D. PIERCE-Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was a Second Vice President with Chase Manhattan Bank. Her address is 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.


     GEORGE A. RIO-President and Assistant Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO-Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.


INVESTMENT ADVISOR

         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

         JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as an advisor, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research because the firm believes that fundamentals should determine an asset's value over the long term. The Advisor currently employs over 100 full-time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 380 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research are quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for two to five years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector.

         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is the S&P 500 Index.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Fund is managed by employees of the Advisor who, in acting for their clients, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of J.P. Morgan or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory
Agreements, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.25% of the Fund's average daily net assets.

         For the period December 31, 1998 (commencement of operations) through May 31, 1999, the Fund paid the Advisor $5,442 in advisory fees.

         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Fund. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Fund under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


         Under separate agreements, Morgan provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.


DISTRIBUTOR

         FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and will continue thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Fund; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to Trustees, Members of the Advisory Board and investors; and
(vi) maintains related books and records.

         For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.

     For the period December 31, 1998 (commencement of operations) through May 31, 1999, the Fund paid to FDI $61 in administrative fees.

         See "Expenses" below for applicable expense limitations.

SERVICES AGENT

         The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreement, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the Trust's other series and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies for which Morgan provides administrative services.

         For the period December 31, 1998 (commencement of operations) through May 31, 1999, the Fund paid to Morgan, as Services Agent, $1,264,

CUSTODIAN AND TRANSFER AGENT


         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee of 0.10% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

         For the period December 31, 1998 (commencement of operations) through May 31, 1999, the Fund paid to Morgan, as Shareholder Servicing Agent, $2,185.

         As discussed under "Investment Advisor," until March 11, 2000 the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and for providing administrative services to the Fund under the Services Agreement, and JPMIM in acting as Advisor to the Fund under the Investment Advisory Agreement may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectuses without violating the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the section of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," and "Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.


         J.P. Morgan has agreed that it will reimburse the Fund as described in the Prospectus until February 28, 2001 to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 0.35% of the Fund's average daily assets. This limit does not cover extraordinary expenses.


         For the period  December 31, 1998  (commencement  of operations) to May
31,  1999,  J.P.   Morgan   reimbursed  the  Fund  $111,162  under  the  expense
reimbursement arrangement described above.

PURCHASE OF SHARES


         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.


         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Fund reserves the right to determine the purchase orders that they will accept.

         References in the Prospectus and this Statement of Additional Information to customers of J.P. Morgan or a financial professional include customers of their affiliates, and references to transactions by customers with J.P. Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

     Prospective investors may purchase shares with the assistance of a financial professional and the financial professional may charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         Investors may redeem shares of the Fund as described in the Prospectus. The Fund generally intends to pay redemption proceeds in cash; however, it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. See below and "Exchange of Shares."

         The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in-kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         In  general,  the Fund will  attempt to select  securities  for in-kind redemptions that approximate the overall characteristics of the Fund's portfolio. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies.

         Other Redemption Processing Information. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         Subject to the limitations below, an investor may exchange shares from the Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.


         The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.


         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 766-7722.

         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

         Total Return Quotations. As required by regulations of the SEC, average annual total return of each class of shares of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.

         Below is set forth historical return information for the Fund for the periods indicated:

         Historical return  information for the Fund is as follows:  (11/30/99):
Average annual total return,  1 year: N/A; average annual total return, 5 years:
N/A; average annual total return, commencement of operations (December 31, 1998) to period end: 14.13%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 31, 1998) to period end: 14.13%.

         General. Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from Morgan and published data concerning transaction costs incurred by institutional investors generally.

         Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

         Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         Portfolio securities will not be purchased from or through or sold to or through the Advisor or FDI or any "affiliated person" (as defined in the 1940
Act) thereof when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities from any underwriting group of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund only may sell a security to another series of the Trust or to other accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other clients, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

         The Fund paid the following approximate brokerage commissions for the period December 31, 1998 (commencement of operations) through May 31, 1999:
$889.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under
Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

     The Fund represents a separate  series of shares of beneficial  interest of
the  Trust.  Fund  shares  are  further  divided  into  separate  classes.   See
"Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. To date, the Fund is authorized to issue Institutional Shares and Select Shares, but only Institutional Shares are currently offered.

         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees also are required, under certain circumstances, to assist shareholders in communicating with other shareholders.


         As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund: Collins & Aikman Corp. (10.79%).; Bullit Crut master Trust - Mellon (9.90%); Collins Crut Master Trust - Mellon (9.90%); Board of Trustees of the Retail Drug Employees Pension Trust: (8.48%); USA Networks Inc. Retirement Savings Plan (8.26%); JPMIM as Agent for Novartis corp (7.76%); Hotel Employees Restaurant Employee Pension Trust (6.10%); UMBSC & Co. GBO Collins - Non Union (6.10%) and Wendel & Co. (5.31%).


         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the beneficial shares of each Fund.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of the Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action possibly on a retroactive basis.

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options and futures contracts) derived with respect to its business of investing in such stock or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income and realized net short-term capital gain in excess of net long-term capital loss is generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by the Fund, the overdistribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax. Investors should consult their tax advisors concerning the treatment of capital gains and losses.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put option is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

         The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), it may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. The Fund will include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

          Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

          Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Fund will be permitted to "mark to market" any marketable stock held by the Fund in a PFIC. If the Fund made such an election, it would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 (or any successor form) is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, J.P. Morgan or State Street may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or FDI. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.


FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's May 31, 1999 annual report filing made with the SEC on August 12, 1999 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-99-031146) and the Fund's November 30, 1999 semi-annual report filing made with the SEC on 1/1/31 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000912057-00-003142). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.

 APPENDIX A

Description of Securities Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-B - Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper, including Tax Exempt

     A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

     SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation. SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa           - Bonds which are rated Aaa are judged to be of the best  quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Commercial Paper, including Tax Exempt

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries. - High rates of return on funds employed. - Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.




--------
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

                            J.P. MORGAN SERIES TRUST





                        J.P. MORGAN CALIFORNIA BOND FUND



                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 1, 2000


























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND LISTED ABOVE DATED APRIL 30, 1999 AND OCTOBER 31, 1999. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION:
J.P. MORGAN SERIES TRUST (800)221-7930.

                              Table of Contents


                                                       Page


General  . . . . . . . . . . . . . . . . . . .        1
Investment Objective and Policies . . . . . .         1
Investment Restrictions  . . . . . . . . . . .       22
Trustees and Advisory Board. . . . . . . . . .       24
Officers   . . . . . . . . . . . . . . . . . .  24
Investment Advisor . . . . . . . . . . . . . .       28
Distributor  . . . . . . . . . . . . . . . . .       30
Co-Administrator . . . . . . . . . . . . . . .       31
Services Agent . . . . . . . . . . . . . . . .       31
Custodian and Transfer Agent . . . . . . . . .       32
Shareholder Servicing  . . . . . . . . . . . .       32
Financial Professionals . .. . . . . . . . . .       33
Independent Accountants  . . . . . . . . . . .       34
Expenses . . . . . . . . . . . . . . . . . . .       34
Purchase of Shares . . . . . . . . . . . . . .       34
Redemption of Shares . . . . . . . . . . . . .       35
Exchange of Shares . . . . . . . . . . . . . .       36
Dividends and Distributions  . . . . . . . . .       36
Net Asset Value  . . . . . . . . . . . . . . .       36
Performance Data . . . . . . . . . . . . . . .       37
Portfolio Transactions . . . . . . . . . . . .       39
Massachusetts Trust  . . . . . . . . . . . . .       41
Description of Shares  . . . . . . . . . . . .       41
Taxes  . . . . . . . . . . . . . . . . . . . .       42
Additional Information   . . . . . . . . . . .       45
Financial Statements . . . . . . . . . . . . .       46
Appendix A - Description of Security Ratings .  A-1
Appendix B - Additional Information Concerning
                   California Municipal Securities .  B-1

GENERAL

         The J.P. Morgan California Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Fund is a non-diversified, open-end management investment company. The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund (Select Shares and Institutional Shares).

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to provide a high after-tax total return for California residents consistent with moderate risk of capital. The Fund invests primarily in California Municipal Securities (defined below), the income from which is exempt from federal and California personal income taxes. It may also invest in other municipal securities that generate income exempt from federal income tax but not from California income tax. In addition, in order to maximize after tax total return, the Fund may invest in taxable debt obligations to the extent consistent with its objective.

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective.

         The Fund is designed for investors subject to federal and California personal income taxes who are seeking high after tax return but are not adverse to receiving some taxable income and gains. The Fund is not suitable for tax-deferred retirement or pension plans, including Individual Retirement Accounts (IRAs), 401(k) plans and 403(b) plans. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.

         The Advisor actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to maximize after tax total return. The Advisor adjusts the Fund's duration based upon fundamental economic and capital markets research and the Advisor's interest rate outlook. For example, if interest rates are expected to rise, the duration may be shortened to lessen the Fund's exposure to the expected decrease in bond prices. If interest rates are expected to remain stable, the Advisor may lengthen the duration in order to enhance the Fund's yield.

         Under normal market conditions, the Fund will have a duration of three to seven years, although the maturities of individual portfolio securities may vary widely. Duration measures the price sensitivity of the Fund's portfolio, including expected cash flow under a wide range of interest rate scenarios. A longer duration generally results in greater price volatility. As a result, when interest rates increase, the prices of longer duration securities increase more than the prices of comparable quality securities with a shorter duration.

         The Advisor also attempts to enhance after tax total return by allocating the Fund's assets among market sectors. Specific securities which the Advisor believes are undervalued are selected for purchase within sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

         The Fund may engage in short-term trading to the extent consistent with its objective. The annual portfolio turnover rate of the Fund is generally not expected to exceed 40%. Portfolio transactions may generate taxable capital gains and result in increased transaction costs.

         Under normal circumstances, the Fund invests at least 65% of its total assets in California municipal bonds. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Taxes".

Tax Exempt Obligations

         Since the Fund invests primarily in California Municipal Securities, its performance and the ability of California issuers to meet their obligations may be affected by economic, political, demographic or other conditions in California. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of issuers in multiple states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their general fiscal conditions. Constitutional or statutory restrictions may limit a municipal issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic or fiscal condition of the issuer or specific revenue source from whose revenues the payments will be made. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would probably reduce the market value and marketability of the Fund's portfolio securities.
         The Fund may invest in municipal securities of any maturity and type. These include both general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing authority and revenue bonds payable from specific revenue sources, but generally not backed by the issuer's taxing authority. In addition, the Fund may invest in all types of municipal notes, including tax, revenue and grant anticipation notes, municipal commercial paper, and municipal demand obligations such as variable rate demand notes and master demand obligations. There is no specific percentage limitation on these investments.

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.


         Puts. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.


         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Non-Municipal Securities

         The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The Fund may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Fund will purchase such securities only when the Advisor believes that they would enhance the after tax returns of a shareholder of the Fund in the highest federal and California income tax brackets. Under normal circumstances, the Fund's holdings of non-municipal securities and securities of municipal issuers outside California will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Money Market Instruments

         The  Fund  may  invest  in  money  market  instruments  to  the  extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below.
Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Additional Investments

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 33 1/3% of the value of the Fund's total assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of the Advisory Board, officer, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Variable Rate Instruments. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

Quality and Diversification Requirements

         The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Fund may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.

         The Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

         Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


         Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

           The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Special Factors Affecting the Fund

         The Fund intends to invest a high proportion of its assets in municipal obligations in California Municipal Securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

         The fiscal stability of California is related, at least in part, to the fiscal stability of its localities and authorities. Various California agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by California through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such California agencies, authorities and localities, in the past the State has had to provide special assistance, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The presence of such aid in the future should not be assumed. To the extent that California agencies and local governments require State assistance to meet their financial obligations, the ability of California to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from an official statement of California general obligation municipal obligations and does not purport to be complete.

Portfolio Turnover

         The table below sets forth the Fund's portfolio turnover rate. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


Fund -- For the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal years ended April 30, 1998 and April 30, 1999:
40%, 44% and 40%, respectively.


INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
         The Fund:

1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

2. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

3. May not borrow money, except to the extent permitted by applicable law;

4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     Non-Fundamental   Investment  Restrictions.   The  investment  restrictions
described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in another open-end registered investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission (the "SEC") or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND MEMBERS OF THE ADVISORY BOARD


Trustees

         The  Trustees  of  the  Trust,  their  business  addresses,   principal
occupations during the past five years and dates of birth are set forth below.

         FREDERICK S. ADDY - Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS - Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER - Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1 - Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI - Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.


     Trustee compensation expenses paid by the Trust for the calendar year ended
December        31,        1999        are        set        forth        below.
-------------------------------------------------    ---------------------------
-------------------------------------------

                                                                  TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                  MASTER PORTFOLIOS(*), J.P. MORGAN  FUNDS,
                                                                  J.P. MORGAN INSTITUTIONAL FUNDS AND THE
                                      AGGREGATE TRUSTEE           TRUST DURING
                                      COMPENSATION                1999(**)___________________
                                      PAID BY THE
NAME OF TRUSTEE                       TRUST DURING 1999
-------------------------------- --------------------------- -------------------------------------------
-------------------------------- --------------------------- -------------------------------------------

Frederick S. Addy, Trustee       $1,018                      $75,000
-------------------------------- --------------------------- -------------------------------------------
                                                            $75,000
William G. Burns, Trustee        $1,018
-------------------------------- --------------------------- -------------------------------------------
Arthur C. Eschenlauer, Trustee   $1,018                      $75,000
-------------------------------- --------------------------- -------------------------------------------
Matthew Healey, Trustee(***),    $1,018                      $75,000
  Chairman and Chief Executive
  Officer
-------------------------------- --------------------------- -------------------------------------------
Michael P. Mallardi, Trustee     $1,018                      $75,000
-------------------------------- --------------------------- -------------------------------------------


(*) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 19 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 14 of which are registered investment companies.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds) in the fund complex.


     (***) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


     The Trustees decide upon matters of general policy and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly the "Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


         The aggregate fees paid to Pierpont Group, Inc. by the Fund for the period December 23, 1996 (commencement of operations) through April 30, 1997; and the fiscal years ended April 30, 1998 and April 30, 1999, were $90; $1,472 and $1,623, respectively.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

James J. Schonbachler -- Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His date of birth is January 26, 1943.


Officers

         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY - Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS - Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


         MARIE E. CONNOLLY - Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY - Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manger of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.


         KAREN JACOPPO-WOOD - Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY - Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY - Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON - Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE - Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     stephanie d. pierce - Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.


     GEORGE A. RIO - President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO - Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.


INVESTMENT ADVISOR

         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. Prior to October 28, 1998, Morgan was the Investment Advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently: Lehman Brothers 1-16 Year Municipal Bond Index.

         The Fund is managed by officers of the Advisor who, in acting for their clients, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Fund's average daily net assets.


         The advisory fees paid by the Fund to Morgan and JPMIM, as applicable, for the period December 23, 1996 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and the fiscal year ended April 30, 1999, were: $10,233; $133,208 and $200,927, respectively.


         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Fund. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Fund under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


         Under separate agreements, Morgan provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.


         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.



CO-ADMINISTRATOR

         Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.


         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to Trustees, Members of the Advisory Board and investors; and
(vi) maintains related books and records.


         For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

         The administrative fees paid to FDI for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal years ended April 30, 1998 and April 30, 1999, were: $68; $714 and $747, respectively.

SERVICES AGENT

         The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible certain administrative and related services provided to the Fund. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.
         Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the other series of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other investment companies provided administrative services by Morgan.

         The fees paid to Morgan, as Services Agent, for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal years ended April 30, 1998 and April 30, 1999 were: $1,332; $26,754 and $36,727, respectively.

CUSTODIAN AND TRANSFER AGENT


         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Effective August 1, 1998, under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% for Select Shares and 0.10% for Institutional Shares. These rates are expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders.

         The table below sets forth for each class of shares the shareholder servicing fees paid by the Fund to Morgan for the fiscal periods indicated.

Select Shares -- For the period April 21, 1997 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and the fiscal year ended April 30, 1999: $16; $7,131 and $35,787, respectively.

Institutional Shares -- For the period December 23, 1996 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and for the fiscal year ended April 30, 1999: $1,543; $20,775 and $46,812, respectively.

         As discussed under "Investment Advisor," until March 11, 2000 the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement, and for providing administrative services to the Fund under the Services Agreement and the activities of JPMIM in acting as Advisor to the Fund under the Investment Advisory Agreement, may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectus without violating the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the section of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professionals and will not be remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board" "Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.


         J.P. Morgan has agreed that it will reimburse the Fund until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the annual rate of 0.50% of the Fund's average daily net assets with respect to Institutional Shares and 0.65% of the Fund's average daily net assets with respect to Select Shares.

     This limit does not cover extraordinary expenses. This reimbursement arrangement can be changed at any time at the option of J.P. Morgan.

         The table below sets forth the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangement described above for the periods indicated.

Fund -- For the period December 23, 1996 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and for the fiscal year ended April 30, 1999: $102,848; $151,366 and $149,750, respectively.

PURCHASE OF SHARES


         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.


         Method of Purchase. Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of J.P. Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with J.P. Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and a Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES


         An investor may exchange shares of the Fund for shares of any J.P. Morgan Fund, J.P. Morgan Institutional Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.


DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.


         Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing average currency exchange rate on the valuation date.


         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund's Select and Institutional shares is computed by dividing net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and California income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.

         Below is set forth historical yield information for the periods indicated:


     Select Shares: (October 31, 1999): 30-day yield: 4.25%; 30-day tax equivalent yield at 39.6%; tax rate: 7.04%.

     Institutional Shares: (October 31, 1999): 30-day yield: 4.48%; 30-day tax equivalent yield at 39.6%; tax rate: 7.42%.


         Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance for periods prior to the establishment of Select Shares of the Fund will be that of the Institutional Shares of the Fund and will be presented in accordance with applicable SEC staff interpretations. Such historical performance information may reflect operating expenses which were lower than those associated with holding Select Shares. Accordingly, the historical yield and historical returns for the Select Shares may be higher than would have occurred if an investment had been made during the indicated periods in Institutional Shares of the Fund.

         Below is set forth historical return information for the Fund for the periods indicated:


     Select Shares:  (October 31, 1999):  Average  annual total return,  1 year:
(0.75%); average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 21, 1997) to period end: 4.25%; aggregate total return, 1 year: (0.75%); aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 21, 1997) to period end: 12.56%.

     Institutional Shares: (October 31, 1999): Average annual total return, 1 year: (0.56%); average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 23, 1996) to period end: 4.38%; aggregate total return, 1 year: (0.56%); aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 23, 1996) to period end: 13.04%.


         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover".

         In connection with portfolio transactions for the Fund, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.


         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.


         Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust"; the name of the Fund was changed from "California Bond Fund" to "J.P. Morgan California Bond Fund"; and the names of the shares changed from "JPM Pierpont Shares" and "JPM Institutional Shares" to "Select Shares" and "Institutional Shares", respectively. The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee, or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.


         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors, provided, however, that immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


         As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Select Shares: -- Morgan as Agent for J.S. Farrand (21.44%); Morgan as Agent for R.B. Kital (10.78%); Morgan as Agent for A. L. Miyawaki (9.59%); Morgan as Agent for C. G. Emerling (8.24%); Morgan as Agent for Kitaj Trust (7.68%); and Morgan as Agent for C. Gibbs (6.77%).

     Institutional Shares: -- Morgan as Agent for R. Hastings or P. Quillin (9.88%); and Morgan as Agent for J. Hoefer (5.06%).

         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers, Trustees and Member of the Advisory Board as a group owned less than 1% of the beneficial shares of the Fund.


TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities.
Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund (other than the alternative minimum tax in certain circumstances). In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income (other than exempt-interest dividends) and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares, and (ii) will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Certain options and futures held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.



FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's April 30, 1999 annual report filing made with the SEC on June 30, 1999 (Accession Number 0001047469-99-025872) and the semi-annual report filing made with the SEC on _____________________ (Accession Number ___________________).
These financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411 for the Select Shares and (800) 766-7722 for the Institutional Shares.

S:\Funds L egal\DSFNDLGL\JPMST\2000\CALSAI.doc
                                       A-4
APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest. MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         -        Conservative   capitalization   structures  with  moderate
                    reliance  on  debt  and  ample  asset
                  protection.
         -        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         -        Well  established  access to a range of  financial  markets and  assured  sources  of  alternate
                  liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

APPENDIX B


Additional Information Concerning California Municipal Securities


         The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the "State") for its public bond issue on December 1, 1999. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

State Finances

The Budget Process

         The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

         The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

         Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing
K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

         Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The General Fund

         The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

         The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the time of signing of the 1999 Budget Act, on June 29, 1999, the Department of Finance projected the SFEU would have a balance of about $1.932 billion at June 30, 1999, compared to the original budgeted amount of $1.1 billion. The 1999 Budget Act projects a balance in the SFEU of $880 million at June 30, 2000. See "Current State Budget" below.

Inter-Fund Borrowings

         Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1999, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds. At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

Welfare Reform

         Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Welfare Reform Law") fundamentally reforming the nation's welfare system. Among its many provisions, the Welfare Reform Law includes: (1) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

         California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997 and is called California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs, effective January 1, 1998. Consistent with the Welfare Reform Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

         The long-term impact of the Welfare Reform Law and CalWORKs cannot be determined until there has been more experience and until an independent evaluation of the CalWORKs program is completed. In the short-term, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload trend is projected to have been 646,000 in 1998-99 and to be 602,000 in 1999-00, down from a high of 921,000 cases in 1994-95.

         The 1999 Budget Act proposes expenditures which will continue to meet, but not exceed, the federally-required $2.9 billion combined State and county maintenance-of-effort requirement. Total CalWORKs-related expenditures are estimated to be $7.3 billion for 1998-99 and $7.3 billion for 1999-00, including child care transfer amounts for the Department of Education.

Local Governments

         The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 470 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then, the State also has provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.

         The 1999 Budget Act includes a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide annually up to $50 million relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

         Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act includes funds to further reduce the county General Fund contribution by an additional $96 million by reducing by 100 percent the contributions of the next 18 smallest counties and by 10 percent the General Fund contribution of the remaining 21 counties.

         The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties also are given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

State Appropriations Limit

         The State is  subject  to an annual  appropriations  limit  imposed  by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may be exceeded in cases of emergency.
         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local K-14 school districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         The following table shows the State's Appropriations Limit for the past four fiscal years and the current fiscal year. As of the enactment of the 1999-2000 Budget, the Department of Finance projects the State's Appropriations Subject to Limitations will be $6.1 billion under the State's Appropriations Limit in Fiscal Year 1999-00.


State Appropriations Limit
(Millions)

                                           Fiscal Years
                                           1995-96         1996-97        1997-98        1998-99*       1999-00*
------------------------------------------

------------------------------------------
State Appropriations Limit                 $39,309         $42,002        $44,778        $47,573        $50,673
------------------------------------------
Appropriations Subject to Limit            (34,186)        (35,103)       (40,743)       (42,674)       (44,528)
                                           --------        --------       --------       --------       --------
------------------------------------------

------------------------------------------
Amount (Over)/Under Limit                  $5,123          $6,899         $4,035         $4,899         $6,145
                                           ======          ======         ======         ======         ======


* Estimated/Projected



SOURCE: State of California, Department of Finance.

Proposition 98

         On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "State Finances--State Appropriations Limit" above.

         During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1998-99 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 44 percent from the level in place from 1991-92 through 1993-94. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, particularly an initiative to allow each classroom with respect to grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Since the State expects General Fund revenue growth to continue in 1999-00, there also are new initiatives to increase school safety, improve schools' accountability for pupil performance, provide additional textbooks to schools, fund deferred maintenance projects, increase beginning teacher's salaries and provide performance incentives to teachers. See "Current State Budget" for further discussion of education funding.

Prior Fiscal Years' Financial Results

          The State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years. The last borrowing to spread out the repayment of a budget deficit over the end of a fiscal year was $4.0 billion of revenue anticipation warrants issued in July 1994 and which matured in April 1996.

          The State economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98 and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. The accumulated budget deficit from the recession years was finally eliminated with the repayment of the revenue anticipation warrants in April 1996. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives.

          The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

          1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

          In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

          2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. See "State Finances - Proposition 98" above.

          3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

          4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

          5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

          6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

          The revised 1999-2000 Governor's Budget, released on May 14, 1999 (the "1999 May Revision"), reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget Act estimates and $1.6 billion above the initial estimates in the January 1999-2000 Governor's Budget. The 1999 May Revision projected 1998-99 General Fund expenditures of $58.6 billion, about $400 million higher than the January 1999-2000 Governor's Budget estimate. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The 1999 May Revision projected a balance in the SFEU at June 30, 1999 of approximately $1.9 billion, $1.3 billion higher than estimated in January 1999.

Current State Budget

          The discussion below of the 1999-00 Fiscal Year budget is based on the State's estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 1999 Budget Act, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1999-2000 Fiscal Year Budget

         On January 8, 1999, the Governor released a proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for Fiscal Year 1998-99 and Fiscal Year 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of General Fund expenditures in Fiscal Year 1999-00, with a $415 million SFEU reserve at June 30, 2000.

         The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

         The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used the line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

         The principal features of the 1999 Budget Act include the following:

         1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. See also "State Finances - Proposition 98" above.

         2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

         3. The Budget included increased funding of nearly $600 million for health and human services.

         4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

         5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-00 and Fiscal Year 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, also were approved at a cost of $54 million in Fiscal Year 1999-00.

         6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.


Economy and Population

Introduction

         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-94.

Population and Labor Force

     The State's July 1, 1998 population of over 33.4 million represented over 12 percent of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

         The following table shows California's population data for 1994 through 1998.

Population 1994-98

                            % Increase                 % Increase
                            Over                       Over       California
         California         Preceding   United States  Preceding  as % of
Year     Population(a)      Year        Population(a)  Year       United States

1994     31,790,000         0.9         260,292,000    1.0        12.2
1995     32,063,000         0.9         262,761,000    0.9        12.2
1996     32,383,000         1.0         265,179,000    0.9        12.2
1997     32,957,000         1.8         267,636,000    0.9        12.3
1998     33,494,000         1.6         270,029,000    0.9        12.4

--------------------
(a) Population as of July 1.

     SOURCE: U.S. Department of Commerce, Bureau of the Census; State of California, Department of Finance.

         The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 1998.

Labor Force
1993-98

        Labor Force Trends (Thousands)      Unemployment Rate (%)

        Labor                                                     United
Year    Force              Employment       California            States

1993    15,359             13,918           9.4                   6.9
1994    15,450             14,122           8.6                   6.1
1995    15,412             14,203           7.8                   5.6
1996    15,511             14,391           7.2                   5.4
1997    15,941             14,937           6.3                   4.9
1998    16,330             15,361           5.9                   4.5
-----------------

SOURCE:  State of California, Employment Development Department.

Employment, Income, Construction and Export Growth

         The following table shows California's nonagricultural employment distribution and growth for 1990 and 1998.

Payroll Employment By Major Sector
1990 and 1998

                                      Employment              % Distribution
                                      (Thousands)             of    Employment
Industry Sector                        1990       1998       1990     1998
---------------                        ----       ----       ----     ----
Mining..........................        39         25         0.3       0.2
Construction....................       605        602         4.8       4.4
Manufacturing...................
     Nondurable Goods...........       721        729         5.7       5.4
     High Technology............       686        534         5.4       3.9
     Other Durable goods........       690        697         5.4       5.1
Transportation and Utilities....       624        694         4.9       5.1
Wholesale and Retail Trade           3,002      3,122        23.7      23.0
Finance, Insurance
     and Real Estate............       825        798         6.5       5.9
Services........................     3,395      4,220        26.8      31.1
Government
     Federal....................       362        269         2.9       2.0
     State and Local............     1,713      1,894        13.5      13.9
                                     -----      -----        ----      ----
     TOTAL
     NONAGRICULTURAL............    12,662     13,584       100       100
                                    ======     ======       ===       ===

     SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

         The following tables show California's total and per capita income patterns for selected years.

                               Total Personal Income 1993-98
                               California
                                                       California
                                           % of
Year            Millions       % Change    U.S.
----            --------       --------    ----
1993             $698,130         2.0*     12.8
1994a             718,321         2.9      12.5
1995              754,269         5.0      12.4
1996              798,020         5.8      12.5
1997              846,017         6.0      12.5
1998b             904,444         6.9      12.7

*    Change from prior year.
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income. b Estimated by the State of California, Department of Finance.
Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.




                       Per Capita Personal Income 1993-98
                                                             California
                                            United                     % of
Year     California       % Change          States        % Change     U.S.
----     ----------       --------          ------        --------     ----
1993           $22,388            1.0*           $21,220  3.3*        105.5
1994a           22,899            2.3             22,056  3.9         103.8
1995            23,901            4.4             23,063  4.6         103.6
1996            25,050            4.8             24,169  4.8          103.6
1997            26,218            4.7             25,298  4.7          103.6
1998           27,116b            3.4            26,368c  4.2          102.8

*    Change from prior year
a    Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
b    Estimated by the State of California, Department of Finance.
c    Estimated by the U.S. Department of Commerce, Bureau of Economic Analysis.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.

Litigation

         The State is a party to numerous legal proceedings. The following are the more significant lawsuits pending against the State, as reported by the Office of the Attorney General.

         On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates asking the Commission on State Mandates to determine whether the property tax shift from counties to school districts beginning in 1993-94 is a reimbursable state mandated cost. See "State Finances - Local Governments" above. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor of the State. In March 1999, Sonoma County filed suit in the Superior Court to overturn the Commission on State Mandate's decision. In October 1999, a Sonoma County Superior Court Judge ruled in favor of the County. The State will continue to contest this lawsuit. Should the courts ultimately find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

         On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

         The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (COSM)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case then was brought to the trial court by the State and later remanded to the COSM for redetermination. The COSM since has expanded the claim to include supplemental claims filed by several other institutions. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion. The Commission on State Mandates issued a decision in December 1998 determining that a small number of components of the State's special education program are state mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the commission is considering whether and to what extent the costs associated with the state mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding.

         In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services ("DHHS") to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The State Legislature enacted a statute that conditioned State compliance with the Capitola judgment on receipt of federal funding (50% contribution). The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs' petition for review was denied by the California Supreme Court. However, the State continues to pursue federal funding in federal court. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

          In January 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. A substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. The State is vigorously defending the action.

         In Just Say No to Tobacco Dough Campaign v. State of California, the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995, for related disease research. If the State loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund, an agency fund, for approximately $166 million. However, the superior court issued an order in December 1998 granting the State's demurrer to the entire action and dismissing the case. The superior court thereafter reconsidered its ruling and allowed plaintiffs to amend their complaint. The State demurred to the amended complaint. In July 1999, the court again sustained the State's demurrer to the amended complaint and issued a judgment dismissing the case. Plaintiffs appealed. The matter will be briefed and will be scheduled for oral argument before the court.

         The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California Tax Laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. On August 13, 1998, the court issued a judgment against the Franchise Tax Board on both issues. The Franchise Tax Board has appealed the judgment. Briefing is underway. If both sections of the California tax law are invalidated and all dividends become deductible, General Fund collections in the future would be reduced annually in the $200-$250 million range for all taxpayers.

         The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers and trial is currently set for January 16, 2001.

         The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. Plaintiffs have petitioned the California Supreme Court for review.

         The State is a defendant in a statewide action, Emily Q., et al. v. Belshe, et al., in which plaintiffs seek to compel a change in early screening procedures for children with mental health needs. A preliminary injunction was issued, requiring changes in the screening procedures. The Department of Health Services, in conjunction with the Department of Mental Health, is in the process of complying with the injunction. No hearing has been scheduled on the petition for permanent injunction. The Department of Mental Health estimates the annual cost to the State for implementation of a permanent injunction to be approximately $13 million.

         Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is vigorously defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future.

     The State is involved in two refund actions, Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and California Assn. Of Retail Tobacconists
(CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. The State is vigorously contesting these cases. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

         The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code. Plaintiffs in
F. W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board seek a refund of over $15 million. The Woolworth case was tried in July 1995 and judgment was entered for the Franchise Tax Board. The judgment was upheld on appeal and the plaintiffs' petition for review in the California Supreme Court was denied. On June 7, 1999, plaintiffs filed a petition for writ of certiorari in the United States Supreme Court. The Franchise Tax Board filed its opposition to the petition for writ of certiorari on August 5, 1999.

         Hunt-Wesson, Inc. v. Franchise Tax Board was tried in February 1997 with judgment for the taxpayer. The judgment was reversed on appeal and plaintiffs petition for review in the California Supreme Court was denied. On September 28, 1999, the United States Supreme Court granted the taxpayer's petition for writ of certiorari. The Franchise Tax Board estimates that if the interest-offset provisions are declared unconstitutional, the result would involve potential reduction of state revenues in the $90 million range annually, with past year collection and interest exposure of $500 million.

         Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue and Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is due to be completed in October 1999. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

         Jordan, et al. v. Department of Motor Vehicles, et al. and Josephs v. Zolin, et al. challenge the validity of the Vehicle Smog Impact Fee, a $300 fee which is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The Jordan plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. The Josephs case is a class action civil rights case brought against the current and former directors of the Department of Motor Vehicles in their individual capacities claiming the collection of the Vehicle Smog Impact Fee violates the interstate commerce, equal protection, and privileges and immunities clauses of the United States Constitution. In October 1999, the Court of Appeals upheld a trial court judgment for the plaintiffs in the Jordan case, and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $350 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. The exposure to the State if the fees are refunded in full could be up to $800 million.

         Craig Brown, et al. v. Department of Health and Human Services, et al. is a Federal Mandate Proceeding. In fiscal years 1991-92 and 1992-93, the State used credits from three Public Employees Retirement System accounts in place of General Fund employer pension contributions. The DHHS has determined that federally funded programs were overcharged in these fiscal years because they did not receive the pension credits the State programs received and that California owes the federal government $120 million for overpayments plus an additional $80 million in interest through mid 1999. The DHHS Grant Appeals Board upheld this determination. The present case is aimed at overturning the DHHS determination. On June 6, 1999, the court ruled against the State. The State has appealed to the Ninth Circuit. The estimated potential loss is over $220 million which would be payable from the General Fund or, possibly, recovered by the federal government through offsets against current grant payments to the State.

         PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import/re-entry business, seeking to overturn the tobacco Master Settlement Agreement ("MSA") entered between 46 states and the tobacco industry in November 1998. See "State Finances - Tobacco Litigation" above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the State and State officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. A motion to dismiss the complaint is currently scheduled for hearing in February 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50% will go directly to the State's General Fund and the other 50% directly to the State's 58 counties and 4 largest cities).

         Arnett v. California Public Employees Retirement System, et. al. was filed by seven former employees of the State of California and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967. Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint for failure to state a claim. The State may seek further review in the United States Supreme Court. However, the case has now been remanded back to the District Court and trial will most likely occur in December 2000. In the event of an unfavorable result, CalPERS has estimated the liability to the State as approximately $315.5 million.

Year 2000-Related Information Technology

         The State's reliance on information technology in every aspect of its operations made year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, was responsible for ensuring the State's information technology processes were fully functional before the year 2000.

         The DOIT estimates total Y2K costs identified by the departments under its supervision at about $357 million. These costs are part of much larger overall IT costs incurred annually by the State, including costs incurred by certain independent State entities, such as the judiciary, the Legislature, the University of California and California State University System. Furthermore, cost estimates for embedded systems only apply to the subset of embedded systems posing the highest risk to essential programs. For fiscal year 1999-00, the Legislature created a fund of $33.5 million ($13.5 million General Fund) for unanticipated Y2K costs, which can be increased if necessary.


--------
     1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

                            J.P. MORGAN SERIES TRUST


                   J.P. MORGAN TAX AWARE ENHANCED INCOME FUND


                       STATEMENT OF ADDITIONAL INFORMATION







                                  MARCH 1, 2000











THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUSES DATED MARCH 1, 2000, AS SUPPLEMENTED FROM TIME TO TIME. THE FUND'S PROSPECTUSES ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., 60 STATE STREET, SUITE 1300, BOSTON, MASSACHUSETTS 02109, ATTENTION: J.P. MORGAN SERIES TRUST (800) 221-7930.

                                Table of Contents
                                                                            Page

GENERAL------------------------------------------------------------------------1
INVESTMENT OBJECTIVE AND
POLICIES-----------------------------------------------------------------------1
INVESTMENT
RESTRICTIONS------------------------------------------------------------------27
TRUSTEES  AND ADVISORY
BOARD-------------------------------------------------------------------------29
OFFICERS----------------------------------------------------------------------29
INVESTMENT
ADVISOR-----------------------------------------------------------------------34
DISTRIBUTOR-------------------------------------------------------------------37
CO-ADMINISTRATOR--------------------------------------------------------------37
SERVICES
AGENT-------------------------------------------------------------------------38
CUSTODIAN AND TRANSFER
AGENT-------------------------------------------------------------------------38
SHAREHOLDER
SERVICING---------------------------------------------------------------------38
FINANCIAL
PROFESSIONALS-----------------------------------------------------------------40
INDEPENDENT
ACCOUNTANTS-------------------------------------------------------------------41
EXPENSES----------------------------------------------------------------------41
PURCHASE  OF
SHARES------------------------------------------------------------------------42
REDEMPTION  OF
SHARES------------------------------------------------------------------------43
EXCHANGE OF
SHARES------------------------------------------------------------------------44
DIVIDENDS AND
DISTRIBUTIONS-----------------------------------------------------------------44
NET  ASSET
VALUE-------------------------------------------------------------------------45
PERFORMANCE
DATA--------------------------------------------------------------------------45
PORTFOLIO
TRANSACTIONS------------------------------------------------------------------47
MASSACHUSETTS
TRUST-------------------------------------------------------------------------49
DESCRIPTION    OF
SHARES------------------------------------------------------------------------49
TAXES-------------------------------------------------------------------------50
ADDITIONAL
INFORMATION-------------------------------------------------------------------54
APPENDIX A - DESCRIPTION          OF          SECURITY
RATINGS---------------------------------------------------------------------55

GENERAL

         J.P. Morgan Tax Aware Enhanced Income Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). To date, the Trustees of the Trust have authorized the issuance of two classes of shares--Institutional Shares and Select Shares.

         This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the Fund's current prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

         The Fund is designed for investors seeking high after tax income, consistent with low volatility of principal. The Fund invests in quality municipal obligations that the Advisor believes have the potential to provide high current income that is free from federal income tax. The Fund also invests in taxable fixed income securities that the Advisor believes have the potential to provide high after tax income.

Investment Process for the Fund

         Duration Management. Duration will be actively managed based on internal economic research, forecasts of interest rates and their volatility, and the shape of the yield curve. The portfolio's duration will generally range between 90 days to 18 months.

         Sector Allocation. The Advisor's Fixed Income Group recommends sector allocation strategies. Within each sector, the Advisor utilizes option adjusted spread analysis as one measure of sector attractiveness. Current spreads also are judged against their historical norm. The Advisor utilizes market and credit research to assess fair value and the likelihood of sector spreads widening or narrowing.

         Security Selection. The Advisor utilizes its extensive credit and quantitative research, portfolio management and trading capabilities across all fixed income markets to select securities. Securities will be selected based upon the issuer's ability to return principal at a rate offering an attractive return when compared to similar securities available in the marketplace.

         The various types of securities in which the Fund may invest are described below.

Tax Exempt Obligations

     The Fund invests in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Fund also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments-Commerical Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

Taxable Fixed Income Investments

         The Fund also may invest in a broad range of taxable fixed income securities of domestic and foreign corporate and government issuers. The corporate securities in which the Fund may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

         The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Mortgages (directly held). The Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

         The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minium yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

         Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

         The fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. The fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the fund.

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Foreign Investments

     The Fund may invest up to 25% of its total assets at the time of purchase, in securities of foreign issuers.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depository") that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs (sometimes referred to as Continental Depository Receipts ("CDRs")) are securities typically issued by a non-U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

         Sovereign Fixed Income Securities. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Brady Bonds. The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         Obligations of Supranational Entities. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

         Foreign Currency Exchange Transactions. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions from time to time. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will enter into forward contract to sell a foreign currency for another foreign currency only if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Investing in Emerging Markets

         The Fund also may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

Additional Investments

         Convertible Securities. The Fund may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest will accrue to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could (as with the disposition of any other fund obligation) incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.


         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.


         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the fund's total assets. See "Investment Restrictions".

         Mortgage Dollar Roll Transactions. The Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the fund's total assets.


         Loans of Portfolio Securities. The Fund is permitted to lend its securities in an amount up to 331/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, (generally three business days after notice) or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of Advisory Board, Director, employee or other affiliate of the Fund, the Advisor or the Fund's distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33-1/3% of the fund's total assets.


         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

         As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Money Market Instruments

         Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in municipal obligations and taxable fixed income securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency.

         Bank Obligations. Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trust's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

Quality and Diversification Requirements

         The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Fund also will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

         The Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade", as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.
         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may use futures contracts and options for hedging and risk management purposes. The Fund may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. The Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          Options on Futures Contracts. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts or purchase put and call options, including put and call options on futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


         Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.
         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.
          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

         Risks Associated with Derivative Securities and Contracts. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         Market Risk. Investments in structured securities are subject to market risk. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

         Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         Correlation Risk. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

     Credit  Risk.   Derivative   securities  and  over-the-counter   derivative
contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Fund. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


Select Shares - For the period May 6, 1999 (commencement of operations) through October 31, 1999: 0.69%.

Institutional   Shares  -  For  the  period  April  16,  1999  (commencement  of operations) through October 31, 1999: 0.69%.


INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Trust with respect to the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of the Fund's assets.

         The Fund:

     1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

         2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

         3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

         4. May not borrow money, except to the extent permitted by applicable law;

         5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

         6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;

         7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

         8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     Non-Fundamental   Investment  Restrictions.   The  investment  restrictions
described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

         (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

         (ii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

         (iii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

         If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND MEMBERS OF THE ADVISORY BOARD


Trustees

         The Trustees of the Trust, their principal occupations during the past five years, business addresses and dates of birth are set forth below.

     FREDERICK S. ADDY-Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS-Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER-Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

     MATTHEW HEALEY1-Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI-Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Institutional Funds and J.P. Morgan Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 is set forth below.


            AGGREGATE TRUSTEE
                      TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                          MASTER PORTFOLIOS(*), J.P. MORGAN
                        INSTITUTIONAL FUNDS, J.P. MORGAN FUNDS AND
                                 THE TRUST DURING 1999(**)

Frederick S. Addy, Trustee                 $1,018       $75,000

William G. Burns, Trustee                  $1,018       $75,000

Arthur C. Eschenlauer, Trustee             $1,018       $75,000

Matthew Healey, Trustee (***)              $1,018       $75,000
  Chairman and Chief Executive Officer

Michael P. Mallardi, Trustee               $1,018       $75,000


(*) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 15 registered investment companies comprised of 22 separate master portfolios (collectively, the "Master Portfolios").

     (**) No investment company within the fund complex has a pension or retirement plan.


     (***) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly, The Pierpont Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


     The aggregate fees paid to Pierpont Group, Inc. by the Fund for the period April 16, 1999 (commencement of operations) through October 31, 1999 were:
$2,246.

Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.


Officers

         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY-Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS-Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.


         MARIE E. CONNOLLY-Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual"), and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY-Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.


     JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manger of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.

     KAREN JACOPPO-WOOD-Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY-Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY-Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant for Investors Bank & Trust Company. Her date of birth is July 5, 1972.

     MARY A. NELSON-Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE-Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

         STEPHANIE D. PIERCE-Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was a Second Vice President with Chase Manhattan Bank. Her address is 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.


     GEORGE A. RIO-President and Assistant Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955.


     CHRISTINE ROTUNDO-Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

         JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $349 billion.


         J.P. Morgan has a long history of service as an advisor, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

         The benchmark for the Fund is the 90 day treasury bill. In many respects, the volatility of the fund's returns are similar to the 90 day treasury bill.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Fund is managed by officers of the Advisor who, in acting for their clients, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of J.P. Morgan or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory
Agreements, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 0.25% of the Fund's average daily net assets. The advisory fee paid by the Fund to the Advisor for the period April 16, 1999 (commencement of operation) through October 31, 1999 was: $378,517.


         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Fund. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Fund under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


         Under separate agreements, Morgan provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.


DISTRIBUTOR

         FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.


         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and will continue thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR

         Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.


         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Fund; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to Trustees, Members of the Advisory Board and investors; and
(vi) maintains related books and records.

         For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI. For the period May 6, 1999 (commencement of operations) through October 31, 1999 the fee for these services were $1,278.


SERVICES AGENT

         The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreement, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the Trust's other series and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies provided administrative services by Morgan.

CUSTODIAN AND TRANSFER AGENT


         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian and fund accounting, transfer and dividend disbursing agent. Pursuant to the Custodian Contract with the Trust, State Street is responsible for maintaining the books and records of each Fund's portfolio transactions and holding portfolio securities and cash. The Custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing FDI of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee of 0.10% with respect to Institutional Shares and 0.25% with respect to Select Shares (in each case, expressed as a percentage of the average daily net asset value of the relevant class of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

         The table below sets for the for the Fund the shareholder servicing fees paid by each series of the Fund to Morgan for the periods indicated:


Select Shares - For the period May 6, 1999 (commencement of operations) through October 31, 1999: $24,844.

     Institutional Shares - For the period April 16, 1999 (commencement of operations) through October 31, 1999: $140,498.

         As discussed under "Investment Advisor," until March 11, 2000 the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and for providing administrative services to the Fund under the Services Agreement, and JPMIM in acting as Advisor to the Fund under the Investment Advisory Agreement may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectuses without violating the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the section of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.


         If Morgan were prohibited from providing any of the services under the Shareholder Servicing and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.


         J.P. Morgan has agreed that it will reimburse the Fund until February 28, 2001, as described in the prospectus, to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily net assets. These limits do not cover extraordinary expenses.


Select Shares:                      0.50%

Institutional Shares:               0.25%


         The table below sets forth for each series of the Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the periods indicated.

Select Shares - For the period May 6, 1999 (commencement of operations) through October 31, 1999: $21,109.

     Institutional Shares - For the period April 16, 1999 (commencement of operations) through October 31, 1999: $444,130.

PURCHASE OF SHARES

         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Fund reserves the right to determine the purchase orders that they will accept.

         References in the Prospectuses and this Statement of Additional Information to customers of J.P. Morgan or a financial professional include customers of their affiliates, and references to transactions by customers with J.P. Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

     Prospective investors may purchase shares with the assistance of a financial professional and the financial professional may charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         Investors may redeem shares of the Fund as described in the Prospectus. The Fund generally intends to pay redemption proceeds in cash; however, it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. See below and "Exchange of Shares."

         The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in-kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         In  general,  the Fund will  attempt to select  securities  for in-kind redemptions that approximate the overall characteristics of the Fund's portfolio. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies.
See the Prospectuses for information on redemptions in-kind.

         Other Redemption Processing Information. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES


         Subject to the limitations below, an investor may exchange shares from the Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. The tax effects, if any, of dividends and distributions are the same whether they are paid in shares or cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing average currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 766-7722.

         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of yield and total return.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for each class of shares of the Fund is computed by dividing the Fund's net investment income per share attributable to the class earned during a 30-day period by the net asset value of the class on the last day of the period. The average daily number of shares of the class outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Total Return Quotations. As required by regulations of the SEC, average annual total return of each class of shares of the Fund for a period is computed by assuming a hypothetical initial payment of $10,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.


         Below is set forth historical return information for each series of the Fund for the period ended October 31, 1999:

Select Shares - Average annual total return, 1 year: N/A; average annual total return, 5 years: N/A; average annual total return, commencement of operations (May 6, 1999): 1.29%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (May 6, 1999) to period end: 1.29%.

Institutional Shares - Average annual total return, 1 year: N/A; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 16, 1999): 1.57%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 16, 1999) to period end: 1.57%.


         General. Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

         Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from Morgan and published data concerning transaction costs incurred by institutional investors generally.

     Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services. .........


         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund only may sell a security to another series of the Trust or to other accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under
Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         The Trust's Declaration of Trust further provides that no Trustee, Member of the Advisory Board, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

DESCRIPTION OF SHARES

     The Fund represents a separate  series of shares of beneficial  interest of
the  Trust.  Fund  shares  are  further  divided  into  separate  classes.   See
"Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. To date, the Fund is authorized to issue Institutional Shares and Select Shares.

         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees also are required, under certain circumstances, to assist shareholders in communicating with other shareholders.


         As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund:

     Select Shares: J.P. Morgan FSB Rosemore Inc. (8.88%); Morgan as Agent for Rockbuster LLC (8.39%); J.P. Morgan FSB E. Shimmon (7.36%); and Morgan as Agent for W. Gardner (5.05%).

     Institutional Shares: Morgan as Agent for R. A. Belfer Defendants Trust (10.15%); Morgan as Agent for T. E. Hassen (9.97%); Morgan as Agent for T. A. Dillon Jr. (9.32%); and J.P. Morgan FSB H. M. Stone (5.04%).

         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers and the Trustees and Members of the Advisory Board as a group owned less than 1% of the beneficial shares of the Fund.


TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities and other income (including but not limited to gains from options and futures contracts) derived with respect to its business of investing in such stock or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income and realized net short-term capital gain in excess of net long-term capital loss is generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. If dividend payments exceed income earned by the Fund, the overdistribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long term capital gain of an individual holder is subject to a maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares and (ii) will be disallowed to the extent of any tax-exempt interest dividends received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitation on the deductible of capital losses.

         Certain options and futures held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), it may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. The Fund will include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, J.P. Morgan or State Street may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or FDI. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.


FINANCIAL STATEMENTS

         The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Fund are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.

--------------------------- --------------------------------------


                              Date of Annual Report;
Name of Fund                Date Filed; and Accession Number
--------------------------- --------------------------------------
                            10/31/99;  01/06/00;
J.P. Morgan Tax Aware       0000912057-00-000340
Enhanced Income Fund
--------------------------- --------------------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




Commercial Paper, Including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries. - High rates of return on funds employed. - Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


--------
1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

                            J.P. MORGAN SERIES TRUST




                    J.P. MORGAN GLOBAL 50 FUND: SELECT SHARES






                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 1, 2000




















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 2000 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND LISTED ABOVE DATED OCTOBER 31, 1999. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT IN THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800)221-7930.

                              Table of Contents


Page

General  . . . . . . . . . . . . . . . . . . .        1
Investment Objective and Policies . . . . . .         1
Investment Restrictions  . . . . . . . . . . .       18
Trustees and Advisory Board  . . . . . . . . .       19
Officers   . . . . . . . . . . . . . . . . . .  19
Investment Advisor . . . . . . . . . . . . . .       22
Distributor  . . . . . . . . . . . . . . . . .       24
Co-Administrator . . . . . . . . . . . . . . .       25
Services Agent . . . . . . . . . . . . . . . .       25
Custodian and Transfer Agent . . . . . . . . .       26
Shareholder Servicing  . . . . . . . . . . . .       26
Financial Professionals. . . . . . . . . . . .       27
Independent Accountants  . . . . . . . . . . .       27
Expenses . . . . . . . . . . . . . . . . . . .       28
Purchase of Shares . . . . . . . . . . . . . .       28
Redemption of Shares . . . . . . . . . . . . .       29
Exchange of Shares . . . . . . . . . . . . . .       29
Dividends and Distributions  . . . . . . . . .       30
Net Asset Value  . . . . . . . . . . . . . . .       30
Performance Data . . . . . . . . . . . . . . .       31
Portfolio Transactions . . . . . . . . . . . .       32
Massachusetts Trust  . . . . . . . . . . . . .       34
Description of Shares  . . . . . . . . . . . .       35
Taxes  . . . . . . . . . . . . . . . . . . . .  35
Additional Information   . . . . . . . . . . .       40
Financial Statements. . . . . . . . . . . . .        41
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .       A-1

GENERAL

         J.P. Morgan Global 50 Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund (Select Shares and Institutional Shares); currently, only Select Shares are available for sale to the public.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     The Fund is advised by J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMIM. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of approximately 50 global equity securities.
The Fund's investment objective is to provide high total return.

         The Fund seeks to achieve its investment objective by investing primarily in equity securities. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities". Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities.

Investment Process

         Stock selection: JPMIM's more than 85 career analysts forecast normalized earnings and dividend payouts for roughly 2,500 companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive. The universe of stocks is narrowed to a group of roughly 500 which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these 500 stocks the approximately fifty stocks with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.

         Currency management: The Advisor actively manages the currency exposure of the Fund's investments with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

Equity Investments

         The Equity Securities in which the Fund invests includes those listed on any domestic or foreign securities exchange or traded in the over-the-counter
(OTC) market as well as certain restricted or unlisted securities.

     Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

         The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

         The Fund  will  make  substantial  investments  in  foreign  countries.
Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

         The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Foreign Currency Exchange Transactions. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A foreign currency forward exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Advisor may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Money Market Instruments

         Although the Fund intends under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, it may, for defensive purposes, invest in money market instruments. The Fund may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below.
Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign  Government  Obligations.  The Fund may also  invest in  short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees of the Trust. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

Corporate Bonds and Other Debt Securities

         The Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Advisor believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Fund will not invest in debt securities rated below B by Moody's or Standard & Poor's. See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         The Fund may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Fund, and the corporate issuer. At times, the Fund may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Fund's ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Advisor will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Advisor and monitored by the Trustees. See Illiquid Investments; Privately Placed and Other Unregistered Securities.

         Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Additional Investments

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.


         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Advisor will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.


         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.


         Loans of Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund or the Trust, the Advisor or the Distributor, unless otherwise permitted by applicable law.


         Privately Placed and Certain Unregistered Securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 15% of the
Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid holdings or receives upon resale may be lower than the price paid or received for similar holdings with a more liquid market. Accordingly the valuation of these holdings will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

         Although the Fund is not limited by the diversification requirements of the 1940 Act, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes." To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. Government securities).

         The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any corporate debt securities, they must be rated B or better by Standard & Poor's or Moody's. See Appendix A for a description of securities ratings.

         Below Investment Grade Debt. Although the Fund has no current intention to do so, it may purchase certain lower rated securities, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), which may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write) futures contracts and purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the Security and Exchange Commission's (the "SEC") interpretations thereunder.

         Combined Positions. The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than investing directly in an instrument that yields that return or spread, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which yield the interest that the Fund may be required to pay.


         Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a prespecified notional amount with prespecified terms with the seller of the option as the counterparty.

         The "notional amount" of the swap transaction is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. An example would be the obligation to pay a floating rate of interest (e.g., U.S. 3 month LIBOR) on a quarterly basis in exchange for receipt of a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, the obligations of the parties will be exchanged on a "net basis". That is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument. The Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional interest rate swaps, swap transactions tend to be more volatile than many other types of investments.


         The use of swap transactions involves investment techniques and risks which are similar to those associated with other portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Advisor will, however, consider such risks and will enter into swap transactions only when it believes that the risks are not unreasonable.


         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.


         The Fund will not enter into any swap transaction, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The markets in which swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, these markets have become relatively liquid.


         The liquidity of swap transactions will be determined by the Advisor based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

         The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The table below sets forth the Fund's portfolio turnover rate. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

     Fund - For the period May 29, 1998 (commencement of operations) through October 31, 1998: 54%. For the fiscal year ended October 31, 1999: 84%.

INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a security holders meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

         The Fund:

1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

2. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

3. May not borrow money, except to the extent permitted by applicable law.

4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate or (b) securities issued by issuers that invest in real estate.

6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

7. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

     Non-Fundamental   Investment  Restrictions.   The  investment  restrictions
described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that:

1. The Fund not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

2. The Fund may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

3. The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With the Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND MEMBERS OF THE ADVISORY BOARD


         The  Trustees  of  the  Trust,  their  business  addresses,   principal
occupations during the past five years and dates of birth are set forth below.

         Frederick S. Addy -- Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

         William G. Burns -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         Arthur C. Eschenlauer -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

     Matthew Healey (*) -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     Michael P. Mallardi -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

     ---------------------- * Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healy is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1999 are set forth below.


---------------------------------- ------------------------ ---------------------------------------



                                                            TOTAL TRUSTEE COMPENSATION ACCRUED BY
                                   AGGREGATE TRUSTEE        THE MASTER PORTFOLIOS(*), J.P. MORGAN
                                   COMPENSATION             FUNDS, J.P. MORGAN INSTITUTIONAL
                                   PAID BY THE TRUST        FUNDS AND THE TRUST
                                   DURING 1999              1999(**)
                                         --------------     --------

NAME OF TRUSTEE
---------------------------------- ------------------------ ---------------------------------------
---------------------------------- ------------------------ ---------------------------------------

Frederick S. Addy, Trustee         $1,018                   $75,000
---------------------------------- ------------------------ ---------------------------------------
---------------------------------- ------------------------ ---------------------------------------

William G. Burns, Trustee          $1,018                   $75,000
---------------------------------- ------------------------ ---------------------------------------
---------------------------------- ------------------------ ---------------------------------------

Arthur C. Eschenlauer, Trustee     $1,018                   $75,000
---------------------------------- ------------------------ ---------------------------------------
---------------------------------- ------------------------ ---------------------------------------

Matthew Healey, Trustee (***)      $1,018                   $75,000
  Chairman and Chief Executive
  Officer
---------------------------------- ------------------------ ---------------------------------------
---------------------------------- ------------------------ ---------------------------------------

Michael P. Mallardi, Trustee       $1,018                   $75,000
---------------------------------- ------------------------ ---------------------------------------



     (*) Includes each portfolio in which a series of J.P. Morgan Funds or J.P. Morgan Institutional Funds invests.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, J.P. Morgan Institutional Funds and the Trust) in the fund complex.


     (***) During 1999, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $153,800, contributed $23,100 to a defined contribution plan on his behalf and paid $17,300 in insurance premiums for his benefit.


     The Trustees decide upon matters of general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust, J.P. Morgan Funds, J.P. Morgan Institutional Funds and each Master Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


     The aggregate fee paid to Pierpont Group, Inc. by the Fund for the period May 29, 1998 (commencement of operations) through October 31, 1998 was $780. For the fiscal year ended October 31, 1999: $1,781.


Advisory Board

         The Trustees determined as of January 26, 2000 to establish an advisory board and appoint four members ("Members of the Advisory Board") thereto. Each member serves at the pleasure of the Trustees. The advisory board is distinct from the Trustees and provides advice to the Trustees as to investment, management and operations of the Trust; but has no power to vote upon any matter put to a vote of the Trustees. The advisory board and the members thereof also serve each of the Trusts and the Master Portfolios. It is also the current intention of the Trustees that the Members of the Advisory Board will be proposed at the next shareholders' meeting, expected to be held within a year from the date hereof, for election as Trustees of each of the Trusts and the Master Portfolios. The creation of the Advisory Board and the appointment of the members thereof was designed so that the Board of Trustees will continuously consist of persons able to assume the duties of Trustees and be fully familiar with the business and affairs of each of the Trusts and the Master Portfolios, in anticipation of the current Trustees reaching the mandatory retirement age of seventy. Each member of the Advisory Board is paid an annual fee of $75,000 for serving in this capacity for the Trust, each of the Master Portfolios, the J.P. Morgan Funds and the J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection for such service. The members of the Advisory Board may hold various other directorships unrelated to these funds. The mailing address of the Members of the Advisory Board is c/o Pierpont Group, Inc., 461 Fifth Avenue, New York, New York 10017. Their names, principal occupations during the past five years and dates of birth are set forth below:

Ann Maynard Gray - President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Her date of birth is August 22, 1945.

John R. Laird -- Retired; Former Chief Executive Officer, Shearson Lehman Brothers and The Boston Company. His date of birth is June 21, 1942.

Gerard P. Lynch -- Retired; Former Managing Director, Morgan Stanley Group and President and Chief Operating Officer, Morgan Stanley Services, Inc. His date of birth is October 5, 1936.

Officers


         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959. Address: 60 State Street, Boston, MA 02109.


         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Her date of birth is August 1, 1957.


     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manger of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.


         KAREN  JACOPPO-WOOD;  Vice  President  and  Assistant  Secretary.  Vice
President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. His date of birth is December 24, 1964.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Her date of birth is April 22, 1964.


     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     Stephanie D. Pierce. Vice President and Assistant Secretary. Vice President, Client Development Manager for FDI since April, 1998. From April 1997 to March, 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Her date of birth is August 18, 1968. Address: 200 Park Avenue, 45th Floor, New York, NY 10166.


     GEORGE A. RIO, President and Treasurer of the Trust. Executive Vice President, Client Service Director of FDI (since April 1998). From June 1995 to March 1998, Mr. Rio was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. His date of birth is January 2, 1955. Address: 60 State Street, Boston, MA 02109.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.


INVESTMENT ADVISOR

         The Advisor is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are 522 Fifth
Avenue, New York, New York 10036, is a Delaware corporation. J.P. Morgan, together with its predecessors, has been in the investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of investment management services to governmental, institutional, corporate and individual clients, mamaging approximately $349 billion in assets.

         Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 380 capital market researchers, portfolio managers and traders.

         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee; the Advisor advises Morgan on investment of the commingled pension trust funds. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

         The Fund is managed by officers of the Advisor who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to 1.25% of the average daily net assets of the Fund.


     The advisory fee paid to J.P. Morgan for the period May 29, 1998 (commencement of operations) through October 31, 1998: $432,723. For the fiscal year ended October 31, 1999: $1,099,930.


         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Trust. See "Additional Information."


         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entities also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Trust. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding companies which satisfy certain capitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Fund under the Advisory Agreement were permissible for a bank holding company as of November 11, 1999, the Advisor believes that it also may perform such services after March 11, 2000 whether or not the Advisor's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.


     Under separate agreements, Morgan, an affiliate of the Advisor, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the
Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI currently provides administration and distribution services for a number of other investment companies.


         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust dated August 1, 1996, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Trust regulatory documents and mails Trust communications to Trustees, members of the Advisory Board and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.


     The  administrative   fees  paid  to  FDI  for  the  period  May  29,  1998
(commencement of operations) through October 31, 1998: $438. For the fiscal year ended October 31, 1999: $800.


SERVICES AGENT

         The Trust has entered into Administrative Services Agreement (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund. The Services Agreement may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the amended Services Agreements, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, and the other investors in the Master Portfolios for which Morgan provides similar services.


     The Fund paid to Morgan, as Services Agent, the following fees: for the period May 29, 1998 (commencement of operations) through October 31, 1998:
$19,674. For the fiscal year ended October 31, 1999: $45,603.


CUSTODIAN AND TRANSFER AGENT


         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian and Fund Accounting Agreement with the Trust, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


SHAREHOLDER SERVICING

         The Trust has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan a fee for these services at the annual rate of 0.25% (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as shareholder servicing agent for all shareholders.


     The Fund paid Morgan, as shareholder servicing agent, the following fees: for the period May 29, 1998 (commencement of operations) through October 31, 1998: $86,545. For the fiscal year ended October 31, 1999: $219,986.

         As discussed under "Investment Advisor," until March 11, 2000 the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund under the Services Agreement may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations in effect until March 11, 2000. Effective March 11, 2000, certain of the section of the Glass-Steagall Act which limited the activities of bank holding companies and certain of their subsidiaries in connection with open-end investment companies are repealed.


         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.


FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES


     In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Members of the Advisory Board," "Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees and Members of the Advisory Board, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

         J.P. Morgan has agreed that it will reimburse the Fund as described in the Prospectus until February 28, 2001 to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 1.50% of the Fund's average daily assets. This limit does not cover extraordinary expenses.

     J.P. Morgan reimbursed the Fund under the expense reimbursement arrangement described above the following fees and other expenses: for the period May 29, 1998, commencement of operations, to October 31, 1998: $197,250. For the fiscal year ended October 31, 1999: $414,416.


PURCHASE OF SHARES


         Additional Minimum Balance Information. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.


         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of JPMIM, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         If the Trust on behalf of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 (for the Fund only, and not for any other series of the Trust) under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from the Fund into shares of any other J.P. Morgan Series Trust Fund, J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.


         The value of investments listed on a domestic or foreign securities exchange,including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.


         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling Morgan at (800) 766-7722.

         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

         Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Below is set forth historical return information for the Fund for the periods indicated:


     Historical return information for the Fund is as follows: (October 31, 1999): Average annual total return, 1 year: 35.18%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (May 29, 1998) to period end: (13.92%); aggregate total return, 1 year: 35.18%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (May 29, 1998) to period end: (20.40%).


         General. The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc. Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies." Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objectives The Fund may engage in short-term trading consistent with its objective. See "Investment Objectives and Policies -- Portfolio Turnover".

         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists, political analysts and electronic trading tools. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of the Fund. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Advisor by any amount that might be attributable to the value of such services.


         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

         If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


     The Fund paid the following approximate brokerage commissions for the period May 29, 1998 (commencement of operations) through October 31, 1998:
$287,256. For the fiscal year ended October 31, 1999: $474,284.


MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

     Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust."

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, Member of the Advisory Board, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, Member of the Advisory Board, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Fund represents a separate  series of shares of beneficial  interest of
the  Trust.  Fund  shares  are  further  divided  into  separate  classes.   See
"Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


As of January 31, 2000, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund: Bank of America Cust. The Hilton Charitable Remainder Unitrust: (7.30%).

         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, NY 10036. As of the date of this Statement of Additional Information, the officers, Trustees and Members of the Advisory Board as a group owned less than 1% of the shares of the Fund.


TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies.

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund expects that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to a maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Fund may invest in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), it may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. Alternatively, the Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. The Fund will include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Effective for dividends paid after September 5, 1997, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Telephone calls to the Fund, Morgan or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.



FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's October 31, 1999 annual report filing made with the SEC on January 6, 2000 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 000912057-00-000318). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411.

APPENDIX A
Description of Security Ratings


STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Commercial Paper

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Commercial Paper

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries. - High rates of return on funds employed. - Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

ITEM 23.  EXHIBITS.

     (a) Declaration of Trust.(1)

     (a)1 Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

     (a)2 Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

     (a)3 Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

     (a)4 Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)

     (a)5 Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

      (b)      Restated By-Laws.(2)


(b)(1) Amendment to Restated By-Laws of Registrant (filed herewith)


     (d) Amended Investment Advisory Agreement between Registrant and J.P. Morgan Investment Management Inc. ("JPMIM").(9)

     (e)  Form  of   Distribution   Agreement   between   Registrant  and  Funds
Distributor, Inc. ("FDI").(2)

     (g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").(2)

     (g)2 Custodian Contract between Registrant and Bank of New York.(Filed herewith.)

     (h)1 Form of Co-Administration Agreement between Registrant and FDI.(2)

     (h)2 Form of Administrative Services Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan").(2)

     (h)3 Form of Transfer Agency and Service Agreement between Registrant and State Street.(2)

     (h)4 Form of Restated Shareholder Servicing Agreement between Registrant and Morgan.(9)

      (j)      Consent of independent accountants.(filed herewith)

      (l)     Purchase agreement with respect to Registrant's initial shares.(2)

      (n)      Financial Data Schedules (not applicable)

      (o)1     18f-3 Plan for J.P. Morgan California Bond Fund.(3)

      (o)2     18f-3 Plan for J.P. Morgan Global 50 Fund. (7)

     (o)3  18f-3 Plan for J.P.  Morgan Tax Aware  Enhanced  Income  Fund (11)

     (p)  Code of Ethics. To be filed by amendment

      -------------------
      (1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

      (2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

      (3) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 10, 1997 (Accession No. 0001016964-97-000014).

      (4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.
               0001016964-97-000117).

      (5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No. 0001042058-97-000005).

      (6)      Incorporated herein from Registrant's  registration  statement on
               Form   N-1A   as   filed   on   January   2,   1998    (Accession
               No.0001041455-98-000012).

      (7) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 2, 1998 (Accession No.
               0001042058-98-000030).

          (8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.
          0001041455-98-000039).

      (9) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 25, 1998 (Accession No. 0001041455-98-000054).

      (10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 30, 1998(Accession No. 0001041455-98-000054).

      (11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No. 0000899681-99-000024).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

               Not applicable.

ITEM 25. INDEMNIFICATION.

 Reference  is made to  Section  5.3 of  Registrant's  Declaration  of Trust and
Section 5 of Registrant's Distribution Agreement.

 Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

         JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

         To the knowledge of the Registrant, none of the directors, except those set forth below, or executive officers of JPMIM, is or has been during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated, which owns all the outstanding stock of JPMIM.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a)  Funds   Distributor,   Inc.  (the   "Distributor")  is  the  principal
underwriter of the Registrant's shares.

     Funds Distributor, Inc. acts as principal underwriter for the following investment companies other than the Registrant:

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BJB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Founders Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust II
LaSalle Partners Funds, Inc.
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
Orbitex Group of Funds
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

     Funds Distributor, Inc. does not act as depositor or investment adviser to any of the investment companies.

     Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor, Inc. is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor, Inc. is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

(b)
 The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.:

Director, President and Chief Executive Officer:     Marie E. Connolly
Executive Vice President:                            George Rio
Executive Vice President:                            Donald R. Roberson
Executive Vice President:                            William S. Nichols
Director, Senior Vice President, Treasurer and
  Chief Financial Officer:                           Joseph F. Tower, III
Senior Vice President, General Counsel, Chief
  Compliance Officer, Secretary and Clerk            Margaret M. Chambers
Senior Vice President:                               Paula R. David
Senior Vice President:                               Judith K. Benson
Senior Vice President:                               Gary S. MacDonald
Director, Chairman of the Board, Executive
   Vice President                                    William J. Nutt

(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Rules thereunder will be maintained at the offices of:

     Morgan Guaranty Trust Company of New York and J.P. Morgan Investment Management Inc.: 60 Wall Street, New York, New York 10260-0060, 9 West 57th Street, New York, New York 10019 or 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as investment advisor, shareholder servicing agent and administrative services agent).

     The Bank of New York, 1 Wall Street, New York, New York 10086 (records relating to its functions as custodian and fund accounting agent).

     State Street Bank and Trust Company: 1776 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as custodian, transfer agent and dividend disbursing agent).

     Funds Distributor, Inc.: 60 State Street, Suite 1300, Boston, Massachusetts 02109 (records relating to its functions as distributor and co-administrator).

     Pierpont Group, Inc.: 461 Fifth Avenue, New York, New York 10017 (records relating to its assisting the Trustees in carrying out their duties in supervising the Registrant's affairs).

ITEM 29. MANAGEMENT SERVICES.

               Not applicable.

ITEM 30. UNDERTAKINGS.

      (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2000.


J.P. MORGAN SERIES TRUST



By       /s/ Stephanie D. Pierce
         ---------------------------------------
            Stephanie D. Pierce


         Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 28, 2000.

George A. Rio*
------------------------------
George A. Rio
President and Treasurer
Officer of the Portfolios

Matthew Healey*
-----------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)

Frederick S. Addy*
------------------------------
Frederick S. Addy
Trustee

William G. Burns*
------------------------------
William G. Burns
Trustee

Arthur C. Eschenlauer*
------------------------------
Arthur C. Eschenlauer
Trustee

Michael P. Mallardi*
------------------------------
Michael P. Mallardi
Trustee



*By      /s/ Stephanie D. Pierce
         ----------------------------
         Stephanie D. Pierce
         as attorney-in-fact pursuant to a power of attorney.

                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit
-------------    ------------------------
EX-99.(b)(1)      Amendment to By-laws
EX-99.(g)         Custodian Agreement
EX-99.(j)         Consent of Independent Accountants